Gartmore  Funds

Annual  Report
October  31,  2002


SECTOR  SERIES
Gartmore  Global  Financial  Services  Fund
Gartmore  Global  Health  Sciences  Fund
Gartmore  Global  Technology  and  Communications  Fund
Gartmore  Global  Utilities  Fund

LEADERSHIP  SERIES
Gartmore Nationwide Leaders Fund (formerly "Gartmore U.S. Leaders Fund") Gartmore U.S. Growth Leaders Fund
Gartmore  Worldwide  Leaders  Fund

INTERNATIONAL  SERIES
Gartmore  Emerging  Markets  Fund
Gartmore  International  Growth  Fund
Gartmore  International  Small  Cap  Growth  Fund

CONCEPT  SERIES
Gartmore  High  Yield  Bond  Fund
Gartmore  Millennium  Growth  Fund
Gartmore  Value  Opportunities  Fund
Gartmore  Micro  Cap  Equity  Fund

Gartmore  Global  Investments

Look  Beyond

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GARTMORE  GROUPSM:

A  GLOBAL  ASSET  MANAGEMENT  TEAM

Gartmore Global Investments (GGI), investment adviser to Gartmore Funds, leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide . Gartmore encompasses a unified investment platform with 175 portfolio managers, analysts and traders supported by a professional staff of more than 700.

The affiliated advisers that comprise Gartmore Group collectively manage more than $71 billion1 in nontaxable and taxable assets. Gartmore Group's clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

STRATEGICALLY  SITUATED

GGI, formed in 1999 and based outside Philadelphia, works in concert with the other Gartmore Group advisers situated in the United States2. Together they have nearly $29 billion1 in assets under management. These affiliates maintain investment management and marketing operations in Conshohocken, PA; Columbus, Ohio; Detroit, Mich.; and Portland, Ore.

Based in London, Gartmore Investment Management plc (GIM) is Gartmore Group's flagship international component. GIM, formed in 1969 and acquired by Nationwide in 2000, has investment management and marketing operations in Scotland, Jersey (Channel Islands), Spain, Germany, Italy, Sweden and Japan.

The following asset management affiliates of Nationwide do business under the trade name "Gartmore Group":

Gartmore  Capital  Management  Ltd3
Gartmore  Fund  Managers  Ltd3
Gartmore  Global  Partners2,3
Gartmore  Investment  Ltd3
Gartmore  Japan  Ltd3
Gartmore  Morley  Capital  Management,  Inc.2
Gartmore  Mutual  Fund  Capital  Trust2,4
NorthPointe  Capital  LLC2
Gartmore  SA  Capital  Trust2,4

Additional  information  can  be  found  online:
WWW.GARTMOREFUNDS.COM

Gartmore  Office  locations

IN  NORTH  AMERICA

United  States     Conshohocken,  Pa.
                   Columbus,  Ohio
                   Detroit,  Mich.
                   Portland,  Ore.

IN  EUROPE

United  Kingdom     London,  England
                    Glasgow,  Scotland
                    Jersey,  Channel  Islands
Spain               Madrid
Germany             Frankfurt
Italy               Milan
Sweden              Stockholm

IN  ASIA

Japan               Tokyo

1.   As  of  Sept.  30,  2002.

2.   These  are  SEC-registered  investment advisers based in the United States.

3. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.

4.   Together,  these  advisers  do  business  as  Gartmore  Global Investments.

Gartmore Global Investments is the investment adviser to Gartmore Funds. "Look Beyond." and the Family of Funds Diagram are service marks of Gartmore Global Investments, Inc. Nationwide is a registered service mark of Nationwide Mutual Insurance Company.

Securities  offered  through  Gartmore Distribution Services, Inc., Member NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.

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LOOK  BEYOND  WITH  GARTMORE  FUNDS.


TAKING  DIVERSIFICATION  TO  THE  NEXT  LEVEL

CORE  SERIES

     Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program
..

INTERNATIONAL  SERIES

     International growth and emerging markets portfolios designed to capture overseas investment opportunities.

SECTOR  SERIES

     Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

LEADERSHIP  SERIES

     Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

CONCEPT  SERIES

     Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.




CONTENTS
2                  MESSAGE TO SHAREHOLDERS
4                  MARKET PERSPECTIVES

                   SECTOR SERIES
6 . . . . . . . .  Gartmore Global Financial Services Fund
9 . . . . . . . .  Gartmore Global Health Sciences Fund
11. . . . . . . .  Gartmore Global Technology and Communications Fund
14. . . . . . . .  Gartmore Global Utilities Fund

                   LEADERSHIP SERIES
24. . . . . . . .  Gartmore Nationwide Leaders Fund
26. . . . . . . .  Gartmore U.S. Growth Leaders Fund
28. . . . . . . .  Gartmore Worldwide Leaders Fund
                   International Series
37. . . . . . . .  Gartmore Emerging Markets Fund
41. . . . . . . .  Gartmore International Growth Fund
46. . . . . . . .  Gartmore International Small Cap Growth Fund

                   CONCEPT SERIES
57. . . . . . . .  Gartmore High Yield Bond Fund
61. . . . . . . .  Gartmore Millennium Growth Fund
65. . . . . . . .  Gartmore Value Opportunities Fund
70. . . . . . . .  Gartmore Micro Cap Equity Fund
80. . . . . . . .  Notes to Financial Statements

ABOUT  PERFORMANCE
The performance of the fund, as reflected on page 61, includes performance of its respective predecessor funds prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the fund took place May 11, 1998.
The predecessor to the Gartmore Millennium Growth Fund was the Financial Horizons Investment Trust Growth Fund. The Gartmore Mutual Funds were preceded by funds of the Nationwide Mutual Funds, and the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which begin on page 76.

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MESSAGE  TO  SHAREHOLDERS
October  31,  2002

DEAR  FELLOW  SHAREHOLDERS,

Since joining Gartmore Global Investments last May, I've been looking forward to this opportunity to review with you how we have performed as the stewards of your capital during the past year, and what lies ahead.

Immediately following my letter, you'll find Market Perspectives. In this review and outlook, Chief Investment Officer Young Chin provides you with his investment management teams' perspectives on the U.S. and international markets' performance during 2002, and delivers a general prognosis for 2003.

Subsequently, each portfolio manager provides you with a candid analysis of his or her portfolio performance relative to his or her fund's investment objective and benchmark. This review includes charts illustrating the fund's average annual total return for each share class, how an investment has performed since the fund's inception, and detailed disclosure of the fund's investments and weighting.

2002 marked the third consecutive down year for the U.S. equity markets as pessimistic investors remained on the sidelines, wary of corporate governance, earnings projections, loose accounting standards, terrorist threats, potential war with Iraq, a weakening dollar and the questionable integrity of Wall Street analysts.

UNDER  THE  MICROSCOPE

We too are operating under a microscope, and I'm confident that we are maintaining the highest standards of accountability. To help us ensure this for you and provide the maximum level of transparency in our fund accounting, compliance and business practices, we have engaged the services of two independent public accounting firms.

PricewaterhouseCoopers is responsible for auditing Gartmore Funds while KPMG is focused on auditing Gartmore Global Investments. PricewaterhouseCoopers' audit opinion letter is provided at the end of this year's report.

IMPROVED  ACCESS  TO  YOUR  ACCOUNTS

The Gartmore Funds Web site has been redesigned and continually improved this year. In addition to easy, 24-hour access to your fund accounts, the site provides "quick links" to fund performance and our chief investment officer's monthly Market Review and Outlook. This past March we introduced an enhanced quarterly account statement that graphically illustrates your current Gartmore Funds asset allocation and presents fund performance information in an easy-to-read format
..
We also improved the layout and content of our quarterly shareholder newsletter, Investment Directions, which provides you with a wide range of information on asset allocation strategies, mutual fund strategies and performance, portfolio manager interviews, and the latest updates on saving and investing for retirement.

DECREASING  FUND  CHARGES

Due to lower costs, effective March 1, 2003, we will decrease- by 50 to 75 basis points-the Class A front-end sales charge that investors pay to purchase intermediate- and short-term fixed-income funds in every category. Look for a detailed sales charge schedule in the Investment Directions issue you will receive in January 2003.

In addition, you also will be able to purchase Gartmore Funds at net asset value
(NAV)  if  your  investment  is  $1  million  or  more.

NOTABLE  FUND  FAMILY  PERFORMANCE

This exceptionally volatile investment environment is likely to remain with us for quite some time and serves to emphasize the need for a well-defined asset allocation strategy.

You and your financial advisor-now more than ever-are depending upon us to provide high-quality, fundamental research, independent analysis, and well-diversified portfolios wrapped in a disciplined investment process that effectively manages risk while making the most of market opportunities over a given time horizon. Across the board, I believe the Gartmore Funds family is making the grade.

In a nationwide industry survey of financial advisors conducted by Dalbar Associates and published in the November 2002 issue of Research magazine, your fund family was rated "very good" and among the top 10 companies within the "general opinion" category for mid-size firms.

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STABLE  VALUE  RESONATES  WITH  INVESTORS

The Gartmore Morley Capital Accumulation Fund has garnered widespread media attention and is attracting increasing numbers of shareholders by providing a high degree of predictability, an attractive yield and consistent return. Offered in the IRA class and to qualified retirement and 403(b) plans, this fund is a solid choice for a tax-deferred strategy and has attracted more than $200 million in new assets. This fund was ranked in the first quartile of the short-intermediate grade debt category (133 funds) as reported by Lipper, Jan. 1 through Oct. 31, 2002.

As the year unfolded, investors also moved more than $100 million into the Gartmore Government Bond Fund, which was ranked 10th out of 110 funds within the Intermediate U.S. Government Bond Funds category, based upon one-year performance ended Oct. 31, 2002.


FLAGSHIP  CORE  EQUITY  FUND  WAS  VERY  ATTRACTIVE  TO DISCRIMINATING INVESTORS

Regardless of the investment style currently "in favor," we offer many core and specialty equity funds that have performed well and attracted investors this year.

For those investors looking to strengthen a core equity position, our flagship mutual fund, the Gartmore Total Return Fund (to be renamed Gartmore Nationwide
Fund), has steadily improved its investment return by using a disciplined strategy featuring fundamental research and quantitative investment techniques. Attracting more than $600 million in new assets this year, this 69-year-old Fund has diligently adhered to its investment objective, outperformed its benchmark, and is ranked in the top 5% of the Lipper Multi-Cap Core Universe (17th out of 470 funds, based on one-year performance ended Oct. 31, 2002). As reported to you via Investment Directions and the Gartmore Funds Web site, in September, Simon Melluish joined Bill Miller as co-portfolio manager, replacing Chuck Bath. I'm pleased to report that the transition has gone very smoothly and performance remains on target.

EMERGING  MARKETS  FUND  GENERATES  DOUBLE-DIGIT  ABSOLUTE  RETURN

As corporate earnings in the United States and developed countries struggled, Emerging Markets enjoyed a sustained upward cycle of positive double-digit returns. The Gartmore Emerging Markets Fund, which has attracted more than $131 million in new assets this year, is ranked in the top quartile of funds in the Lipper Emerging Markets Fund Universe (10th out of 192 funds), based upon trailing 12-month performance as of Oct. 31, 2002.

ASSET  ALLOCATION  FUNDS  ATTRACT  INVESTORS

With such a dramatic return to emphasizing diversification and asset allocation, it was only natural that shareholders were attracted to the Gartmore Investor Destinations Funds during 2002.

Featuring five risk-profile-based portfolios developed for Gartmore by the renowned asset allocation experts Ibbotson Associates, these funds were introduced to financial advisors and investors during the first quarter.

Designed to help investors ease back into the equity markets, these index-driven funds have performed well against their benchmarks and have attracted more than $250 million in new assets.

LOOKING  FORWARD

As we approached the holiday season and New Year, the markets continued to exhibit what looks like short-burst or "sawtooth" rallies. While the investment management team continues to focus on delivering outperformance, we continue to monitor major market trends and develop high-value-added products and services that will provide additional resources to help meet your investment goals.

I hope that many of you will read on and spend a significant amount of time with these individual portfolio manager reports, the statement of investments and the accompanying financials. Please do so with this thought in mind: our communications goal is to ensure that we are providing you with the same quality of information we would find useful were the roles reversed.

I'd appreciate it if you'd drop me a note if we are, or aren't, achieving this goal. Your feedback on how we're serving you and meeting your investment needs will be most valuable to me and my staff.

Wishing  you  a  very  happy  and  successful  2003.

/s/D. BRUCE JOHNSTON
   D. Bruce Johnston
   President & CEO
   Gartmore Global Investments

                                                            2002 ANNUAL REPORT 3
--------------------------------------------------------------------------------

MARKET PERSPECTIVES
October 31, 2002

MARKET  REVIEW

MOST  GLOBAL  EQUITY  MARKETS  FELL

World equity markets fell as weak global economic growth, sluggish profits and difficult geopolitical issues weighed heavily on investor and business confidence.

Performance of major asset classes furing the annual period

[GRAPHIC OMITTED]

Past performance does not guarantee future results. The chart above reflects performance from Oct. 31, 2001 through Oct. 31, 2002. For index descriptions, see page 5.

Early in 2002, it seemed as though the U.S. recovery would be robust and continue to show improvement. This anticipated recovery was expected to bolster European and Japanese growth through greater export activity.

Instead, U.S. economic growth was strong during the first calendar quarter of 2002, stalled during the second quarter and then regained its footing in the third quarter (the U.S. economy recorded 4% annualized growth for the period ended Sept. 30, 2002). Overall, the level of growth fluctuated with consumer spending and inventory rebuilding, but capital spending remained weak.

Corporations worldwide struggled with weaker product demand and limited pricing power. Profit growth came mainly through cost cutting.

Against this backdrop of slower growth and lower profits, political risks heightened. Terrorist threats increased, as did the likelihood of a war with Iraq.

GOVERNMENT  BONDS  AND  EMERGING  MARKETS  EQUITIES  SURGED

Government bonds and Emerging Markets equities served as the bright spot in the global economy with strong positive returns. Investors flocked to the safety of government bonds, which were up 9% (for the period from Oct. 31, 2001 through Oct. 31, 2002) as measured by the Salomon Smith Barney World Bond Index.

[PICTURE  0MITTED]

YOUNG  CHIN
Chief  Investment  Officer
Gartmore  Global  Investments

Emerging Markets equities were up 11% (for the period from Oct. 31, 2001 through Oct. 31, 2002) as measured by the S&P/IFC Emerging Markets Composite Index. This gain was attributed to attractive valuations (stock prices), solid corporate earnings growth and the continued trend of outsourcing manufacturing to low-cost producers within the Emerging Markets countries.

The last three weeks of the period brought an equity market rally that stemmed from attractive valuations, less-negative news flow and better-than-expected third-quarter earnings.

U.S.  OUTLOOK

We expect fourth-quarter economic growth to decelerate to a rate of 1.5% to 2% annualized, due to a reduction in consumer spending. It then should grow to a rate of about 2.5% to 3% during 2003.

The chart above right indicates that consumer spending has been a major driver of economic growth. However, concerns about the economy, job security and a possible war with Iraq have dampened consumer confidence, which dropped 15% in October-a magnitude of decline usually seen only during recessions.

Retail analysts are predicting slim holiday sales compared to last year's surprisingly strong season. A shorter Christmas selling season (26 days compared to 32 last year) coupled with the West Coast dock strike, which could delay the arrival of holiday merchandise inventories, may hamper consumer spending.

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[GRAPHIC OMITTED]


Capital spending, which is closely tied to profit growth, was a strong driver of GDP growth during the late 1990s. Capital spending declined during the profit recession that began during the third quarter of 2000, but should improve as profits resume. This improvement may take some time. Although S&P 500 Index operating profits increased 13% year-over-year, most of the gain came from cost cutting rather than revenue growth. Therefore, we do not expect capital spending to improve until at least mid-2003.

ADDITIONAL  FED  STIMULUS  PROVIDES  SUPPORT

In early November 2002, the Fed cut interest rates by 50 basis points. This was twice the anticipated cut and left the Fed funds rate at 1.25%. Reportedly, the move was undertaken in response to geopolitical issues that were inhibiting consumer and business spending.

However, we believe the Fed was motivated by fears that economic weakness coupled with low inflation could send the U.S. economy into a deflationary position. Deflation is problematic for those U.S. consumers and companies carrying heavy debt loads, because it magnifies debt. After studying Japan's battle with deflation, the Fed concluded that the best insurance against deflation would be aggressive easing early on.

Lower interest rates should boost two key elements of the economy: consumer spending and company profits. Reduced rates should bolster consumer spending on interest-sensitive goods such as housing and motor vehicles, while companies should benefit from the lower cost of capital and interest.

GARTMORE'S  INVESTMENT  POSITIONING

As long as the Federal Reserve follows an accommodative policy toward interest rates, we will continue to position the Fund to participate in an economic recovery. For instance, we are overweighted in sectors such as industrials and materials, which are most likely to benefit from an economic recovery.

We recently increased holdings within the technology sector because they are now attractively priced, and will benefit from an economic recovery.

Our global investment positioning has become slightly more aggressive since overseas economies continue to improve and profits are improving. Within the information technology sector, we have added positions with attractive valuations and high-quality balance sheets, because this sector's fundamentals remain weak. We also have added to financial stocks that should benefit from rising markets.

Because of Japan's sensitivity to global economic conditions and the likelihood of a patchy recovery, we have reduced our exposure to that country. We still find Pacific and Emerging Markets relatively attractive.

Investing may involve market risk, including possible loss of principal. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets. Small-cap stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. Although information has been obtained from and is based on sources Gartmore Global Investments believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed. All opinions and estimates included in this report constitute Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

The STANDARD & POOR'S 500 INDEX is a unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. The SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX includes about 650 bond securities issued by 18 governments in various countries. THE MSCI EAFE INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The MSCI EMF INDEXSM (Emerging Markets Free) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

                                                            2002 ANNUAL REPORT 5

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Sector  Series

GARTMORE GLOBAL FINANCIAL SERVICES FUND

Class  A  Shares  symbol:               GLFAX
Class  B  Shares  symbol:               GLFBX
Class  C  Shares  symbol:               GLFCX
Institutional  Service  Class  symbol:  GFISX

HOW  DID  THE  FUND  PERFORM?

Since inception on Dec. 18, 2001, the Fund has outperformed, returning -10.78%* versus -14.99% for its benchmark, the Morgan Stanley Capital International World Financials Index.

For broader comparison, the S&P 500 Index returned -21.84% for the 10-month period ended Oct. 31, 2002.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

A strong regulatory environment, attractive valuations and fewer analysts' downgrades made this sector one of the best-performing segments of the market. In addition, global monetary easing (lowering of interest rates) was beneficial for financial stocks. This was particularly so in the United States, where the yield curve remains very steep, allowing financial services firms to borrow at low rates while lending at higher rates.

Compared to other sectors such as telecommunications and utilities, the financial services industry receives a great deal more regulatory scrutiny-both from U.S. and international agencies. This greater scrutiny helps keep financial companies more conservative in contrast to companies in other industries that have been in the spotlight for their questionable governance and accounting practices.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The Fund outperformed its Index because of its relentless focus on low-priced stocks and better stock selection within the insurance and diversified financial segments of the financial services sector.

Top-contributing stocks included Zurich Financial Services, Wells Fargo & Co., Washington Mutual Inc., and the State Bank of India. Zurich Financial Services had been under pressure due to its weakened solvency ratio, which fell along with the market. We purchased the stock after it had been beaten down, and it rallied significantly.

Detractors from performance included the Bank of New York Co. Inc., which suffered from an increase in nonperforming loans (primarily telecommunications companies), and Fannie Mae, which fell due to investor concerns that the company was taking on too much risk in an environment of heavy mortgage prepayments.

HOW  IS  THE  FUND  POSITIONED?

Financial stocks are well positioned for 2003 because they offer a strong regulatory environment, low prices, high dividend yields and attractive growth rates. In addition, global population growth and improving wealth trends should increase the demand for financial services.

An overweighting (versus the Index) in insurance companies as well as brokerage and investment-related companies should help the Fund take advantage of market advances. These companies typically perform well during market recoveries. We are underweight in the banking sector, because its companies could see revenue pressure through lower margins and muted loan growth.

We expect the global economy and company profits to improve; however, the recovery may be patchy and volatile. Consequently, we have increased the number of stocks in the portfolio to compensate for uncertainty in the market.

PORTFOLIO  MANAGER:  ROBERT  MURPHY
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $2,678,544
OCTOBER  31,  2002

AGGREGATE  TOTAL  RETURN
(For  Period  Ended  October  31,  2002)

                                 Inception1
Class  A     w/o  SC2               -10.78%
             w/SC3                  -15.91%
Class  B     w/o  SC2               -11.30%
             w/SC4                  -15.74%
Class  C     w/o  SC2               -11.30%
             w/SC5                  -13.06%
Institutional  Service  Class6      -10.57%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  18,  2001.

2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).

3    A  5.75%  front-end  sales  charge  was  deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.

6    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE GLOBAL FINANCIAL SERVICES       BENCHMARKS
DATE                     CLASS A                MSCI WORLD FINANCIALS   CPI
----------  ----------------------------------  ---------------------  ------
12/18/2001                               9,425                 10,000  10,000
10/31/2002                               8,409                  8,501  10,269


Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials) (a), and the Consumer Price Index (CPI)
(b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI World IndexSM measures global developed market equity performance. It is based on 23 developed market country indices. The MSCI World Financials Index is made up of industry groups such as banks, diversified financials, insurance and real estate.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6  ANNUAL  REPORT  2002

================================================================================

STATEMENT OF INVESTMENTS

OCTOBER 31, 2002

GARTMORE  GLOBAL  FINANCIAL  SERVICES  FUND


COMMON  STOCKS  (97.9%)




                                        SHARES OR
                                     PRINCIPAL AMOUNT   VALUE
---------------------------------------------------------------
BELGIUM (2.4%)
FINANCIAL SERVICES (2.4%)
Fortis. . . . . . . . . . . . . . .             3,500  $ 64,053
                                                       --------

---------------------------------------------------------------
FRANCE (3.3%)
BANKING (2.4%)
BNP Paribas SA. . . . . . . . . . .             1,600    63,791
                                                       --------

FINANCIAL SERVICES (0.9%)

Euronext NV . . . . . . . . . . . .             1,200    23,886
                                                       --------
                                                         87,677
                                                       --------

---------------------------------------------------------------
GERMANY (0.6%)
BANKING (0.6%)
Aareal Bank AG (b). . . . . . . . .             1,200    15,449
                                                       --------

---------------------------------------------------------------
INDIA (3.9%)
BANKING (3.9%)
State Bank of India GDR . . . . . .             9,805   104,717
                                                       --------

---------------------------------------------------------------
IRELAND (1.9%)
BANKING (1.9%)
DePfa Bank PLC. . . . . . . . . . .             1,100    50,763
                                                       --------

NETHERLANDS (3.1%)
INSURANCE (3.1%)
Aegon NV. . . . . . . . . . . . . .             6,100    82,699
                                                       --------

---------------------------------------------------------------
SPAIN (2.7%)
BANKING (0.8%)

Banco Santander Central Hispano SA.             3,660    22,436

INSURANCE (1.9%)
Corporacion MapFre SA . . . . . . .             7,300    49,375
                                                       --------
                                                         71,811
                                                       --------

---------------------------------------------------------------
SWITZERLAND (12.3%)
BANKING (4.7%)
Credit Suisse Group (b) . . . . . .             4,300    82,143
UBS AG (b). . . . . . . . . . . . .               900    42,891
                                                       --------
                                                        125,034
                                                       --------

INSURANCE (7.6%)
Swiss Re. . . . . . . . . . . . . .             1,152    79,989
Zurich Financial Services AG. . . .             1,332   125,422
                                                        205,411
                                                       --------
                                                        330,445
                                                       --------




                                                  SHARES OR
                                               PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------
UNITED KINGDOM (12.8%)
BANKING (10.7%)

Barclays PLC                                              6,400       $44,257
HSBC Holdings PLC . . . . . . . . . . . . . .             4,600        51,241
Lloyds TSB Group PLC. . . . . . . . . . . . .            10,100        86,908
Royal Bank of Scotland Group PLC. . . . . . .             4,513       106,190
                                                                     --------
                                                                      288,596
                                                                     --------

INSURANCE (2.1%)

Aviva PLC . . . . . . . . . . . . . . . . . .             7,400        56,729
                                                                     --------
                                                                      345,325

-----------------------------------------------------------------------------
UNITED STATES (54.9%)
BANKING (14.8%)

BB&T Corp.. . . . . . . . . . . . . . . . . .             1,900        68,875
Comerica, Inc.. . . . . . . . . . . . . . . .             1,000        43,660
FleetBoston Financial Corp. . . . . . . . . .             3,400        79,526
The Bank of New York Co., Inc.. . . . . . . .             2,000        52,000
U.S. Bancorp. . . . . . . . . . . . . . . . .             4,000        84,360
UnionBanCal Corp. . . . . . . . . . . . . . .               700        29,890
Wachovia Corp.. . . . . . . . . . . . . . . .             1,100        38,269
                                                                     --------
                                                                      396,580
                                                                     --------

FINANCIAL SERVICES (29.7%)

Capital One Financial Corp. . . . . . . . . .             2,000        60,940
Citigroup, Inc. . . . . . . . . . . . . . . .             4,400       162,580
Fannie Mae. . . . . . . . . . . . . . . . . .             2,000       133,720
Freddie Mac . . . . . . . . . . . . . . . . .             1,800       110,844
J.P. Morgan Chase & Co. . . . . . . . . . . .             4,655        96,591
Merrill Lynch & Co., Inc. . . . . . . . . . .             2,900       110,055
Morgan Stanley Dean Witter & Co.. . . . . . .             2,100        81,732
Washington Mutual, Inc. . . . . . . . . . . .             1,200        42,912
                                                                     --------
                                                                      799,374
                                                                     --------

INSURANCE (10.4%)

American International Group, Inc.. . . . . .               466        29,148
Everest Re Group Ltd. . . . . . . . . . . . .               800        46,416
Lincoln National Corp.. . . . . . . . . . . .             1,900        57,969
Metlife, Inc. . . . . . . . . . . . . . . . .             1,900        45,372
Prudential Financial, Inc. (b). . . . . . . .             3,186        93,031
Travelers Property Casualty Corp. Class A (b)               177         2,349
Travelers Property Casualty Corp. Class B (b)               363         4,908
                                                                     --------
                                                                      279,193
                                                                     --------
                                                                    1,475,147
                                                                  -----------

TOTAL COMMON STOCKS . . . . . . . . . . . . .                       2,628,086
                                                                  -----------

                                                            2002 Annual Report 7

================================================================================
STATEMENT OF INVESTMENTS (continued)
October 31, 2002

GARTMORE GLOBAL FINANCIAL SERVICES FUND (CONTINUED)

REPURCHASE AGREEMENT (1.9%)




                                          Shares or
                                          Principal Amount    Value
Fifth Third Bank, 1.67%, dated 10/31/02,
due 11/01/02, repurchase price $50,460
(Fully collateralized by
Freddie Mac Gold Securities). . . . . . . . . .  $50,458   $50,458
                                                        -----------
TOTAL REPURCHASE AGREEMENT                                  50,458
                                                        -----------

TOTAL INVESTMENTS (COST $2,967,910) (A) - 99.8%          2,678,544

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%. .              4,823
                                                        -----------

NET ASSETS - 100.0% . . . . . . . . . . . . . .  $       2,683,367
                                                        -----------
                                                        -----------


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.  GDR Global Depositary Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

8  Annual  Report  2002

================================================================================
GARTMORE GLOBAL HEALTH SCHIENCES FUND

Class  A  Shares  symbol:               GLSAX
Class  B  Shares  symbol:               GLSBX
Class  C  Shares  symbol:               GMSCX
Institutional  Service  Class  symbol:  GLSIX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed, returning -11.04%* versus -17.77% for its benchmark, the Goldman Sachs Healthcare Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

The global investment environment proved harsh. Beating profit estimates became a challenge for many companies, including those in the health-care sector, as they struggled with slow growth. The possibility of war with Iraq and several high-profile cases involving corporate wrongdoing hurt stock performance.

Within this environment, the health-care sector saw divided results. Two typically stable areas-health-care providers and services, and health-care equipment and supplies-performed relatively well.

Conversely, biotechnology and pharmaceuticals companies struggled with limited product pipelines that reduced sales prospects. Competition from generic drug makers further diminished large pharmaceuticals companies' market shares, hurting returns. However, biotechnology companies with drugs in later-stage development performed better on the anticipation of product release.

WHAT SECTORS/HOLDINGS ENHANCED OR DETRACTED FROM performance?
Despite the difficult year for the health-care sector, the Fund did relatively well, outperforming its benchmark in three of four areas.

The health-care equipment and supplies industry far outpaced its counterpart in the Index, finishing up more than 30%. The Fund's larger positions-such as Boston Scientific Corp., which profited from clinical trials of its new coronary stent- boosted returns. Our emphasis on health-care providers and services also helped returns. This industry benefited because of its steady earnings growth and strong demand driven by an aging U.S. population.

Pharmaceuticals stocks dragged down returns. Even the largest of companies, such as Pfizer Inc., Wyeth and Merck & Co., Inc., fell as investors penalized these stocks for limited sales and uncertain short-term prospects.

HOW  IS  THE  FUND  POSITIONED?

Although the environment for health-care stocks remains bumpy, we are confident that the biotechnology area offers strong investment opportunities. In general, we believe that select biotech stocks may deliver positive long-term returns. Their fundamentals are improving, and valuations are more reasonable after the past year's sell-off.

The Fund is underweight in pharmaceutical stocks (versus the benchmark) because we believe this market segment will be hampered by slow sales for at least another quarter. Although we have increased our allocation to large pharmaceutical stocks, we are still underweight compared to the Index. We prefer this strategy because our research indicates that current valuations for pharmaceutical stocks already account for the industry's fundamental issues. We also believe that the recent Republican victory (to take control of both the House and Senate) is a positive development for the entire health-care sector.

We continue to invest in the health-care equipment and supplies industry, because this area maintains strong, consistent revenue and earnings despite volatile market conditions.

PORTFOLIO  MANAGER:  PAUL  CLUSKEY

*Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $3,826,956
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)




                                                 1 YR.   INCEPTION1
Class A. . . . . . . . . . .  w/o SC2           -11.04%       -9.58%
                              w/SC3             -16.16%      -12.44%
Class B. . . . . . . . . . .  w/o SC2           -11.63%      -10.16%
                              w/SC4             -16.04%      -12.13%

Class C5 . . . . . . . . . .  w/o SC2           -11.63%      -10.16%
                              w/SC6             -13.35%      -10.64%
Institutional Service Class7                    -10.79%       -9.25%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1.   Fund  commenced  operations  on  December  29,  2000.
2.   These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3.   A  5.75%  front-end  sales  charge  was  deducted.
4. A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5. These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (9/20/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6. A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one-year return because it is charged when you sell Class C shares within the first year after purchase.
7.  Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE GLOBAL HEALTH SCIENCES FUND   BENCHMARKS
DATE                      CLASS A                 GS HEALTHCARE   CPI
----------  ------------------------------------  -------------  ------
12/28/2000                                 9,425         10,000  10,000
10/31/2001                                 8,802          8,445  10,213
10/31/2002                                 7,830          6,945  10,428



Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)
(a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The GS Healthcare is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the economic sector of healthcare.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                            2002 Annual Report 9

================================================================================
Sector  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002


Gartmore  Global  Health  Sciences  Fund*




COMMON STOCKS  (89.9%)

                                                                                    SHARES OR
                                                                                 PRINCIPAL AMOUNT             VALUE
DRUGS (39.6%)
Amgen, Inc. (b). . . . . . . . . . . . . . . . . .                                     4,450              $  207,191
Biovail Corp. (b). . . . . . . . . . . . . . . . .                                     1,650                  52,223
Cephalon, Inc. (b) . . . . . . . . . . . . . . . .                                     1,520                  76,410
Eli Lilly & Co.. . . . . . . . . . . . . . . . . .                                     1,500                  83,250
First Horizon Pharmaceutical Corp. (b) . . . . . .                                     2,550                   9,359
Pfizer, Inc. . . . . . . . . . . . . . . . . . . .                                    15,010                 476,867
Pharmacia Corp.. . . . . . . . . . . . . . . . . .                                     4,570                 196,510
Teva Pharmaceutical Industries Ltd.. . . . . . . .                                     2,440                 188,929
Wyeth. . . . . . . . . . . . . . . . . . . . . . .                                     5,535                 185,423
                                                                                                          -----------
                                                                                                           1,476,162
                                                                                                          -----------
HEALTHCARE SERVICES (4.8%)
Accredo Health, Inc. (b) . . . . . . . . . . . . .                                       800                  37,024
AmerisourceBergen Corp.. . . . . . . . . . . . . .                                       870                  61,901
Stericycle, Inc. (b) . . . . . . . . . . . . . . .                                     2,390                  79,587
                                                                                                          -----------
                                                                                                             178,512
                                                                                                          -----------
INSURANCE - LIFE & HEALTH (4.7%)
Anthem, Inc. (b) . . . . . . . . . . . . . . . . .                                     1,270                  80,010
WellPoint Health Networks, Inc. (b). . . . . . . .                                     1,250                  94,013
                                                                                                          -----------
                                                                                                             174,023
                                                                                                          -----------
MEDICAL - BIOMEDICAL/GENETIC (4.6%)
Charles River Laboratories International, Inc. (b)                                     1,100                  40,425
IDEC Pharmaceuticals Corp. (b) . . . . . . . . . .                                     1,590                  73,172
InterMune, Inc. (b). . . . . . . . . . . . . . . .                                     1,600                  58,768
                                                                                                          -----------
                                                                                                             172,365
                                                                                                          -----------
MEDICAL - HOSPITALS (7.1%)
HCA, Inc.. . . . . . . . . . . . . . . . . . . . .                                     3,180                 138,298
Triad Hospitals, Inc. (b). . . . . . . . . . . . .                                     3,470                 126,655
                                                                                                          -----------
                                                                                                             264,953
                                                                                                          -----------
MEDICAL INSTRUMENTS (9.9%)
Advanced Medical Optics, Inc. (b). . . . . . . . .                                       164                   1,591
Boston Scientific Corp. (b). . . . . . . . . . . .                                     3,320                 124,932
Medtronic, Inc.. . . . . . . . . . . . . . . . . .                                     4,540                 203,391
St. Jude Medical, Inc. (b) . . . . . . . . . . . .                                     1,150                  40,952
                                                                                                          -----------
                                                                                                             370,866
                                                                                                          -----------
MEDICAL PRODUCTS (7.6%)
Biomet, Inc. . . . . . . . . . . . . . . . . . . .                                     2,550                  75,123
Henry Schein, Inc. (b) . . . . . . . . . . . . . .                                     1,160                  58,197
Patterson Dental Co. (b) . . . . . . . . . . . . .                                     1,480                  76,235
Varian Medical Systems, Inc. (b) . . . . . . . . .                                     1,520                  73,294
                                                                                                          -----------
                                                                                                             282,849
                                                                                                          -----------
PHARMACY SERVICES (2.0%)
Neurocrine Biosciences, Inc. (b) . . . . . . . . .                                     1,680              $   75,432
                                                                                                          -----------
THERAPEUTICS (9.6%)
Abgenix, Inc. (b). . . . . . . . . . . . . . . . .                                     6,380                  43,384
Medimmune, Inc. (b). . . . . . . . . . . . . . . .                                     6,030                 154,067
NPS Pharmaceuticals, Inc. (b). . . . . . . . . . .                                     1,940                  50,401
Trimeris, Inc. (b) . . . . . . . . . . . . . . . .                                     2,070                 109,503
                                                                                                          -----------
                                                                                                             357,355
                                                                                                          -----------
TOTAL COMMON STOCKS                                                                                        3,352,517
                                                                                                          -----------
MUTUAL FUND (2.7%)
Nasdaq Biotech Index Fund. . . . . . . . . . . . .                                     2,000                 102,200
                                                                                                          -----------
TOTAL MUTUAL FUND                                                                                            102,200
                                                                                                          -----------
REPURCHASE AGREEMENT (10.0%)
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $372,256
     (Fully collateralized by
     Freddie Mac Gold Securities)                                                 $  372,239                372,239
                                                                                                          -----------
TOTAL REPURCHASE AGREEMENT                                                                                   372,239
                                                                                                          -----------
TOTAL INVESTMENTS (COST $3,716,684) (A) - 102.6%                                                           3,826,956
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.6)%                                                               (97,163)
                                                                                                          -----------
NET ASSETS - 100.0%                                                                                       $3,729,793
                                                                                                          -----------


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
* As of October 31, 2002, the Fund was invested solely in United States securities.
See  notes  to  financial  statements.

10  Annual  Report  2002

================================================================================
Sector  Series

GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND

Class  A  Shares  symbol:               GAGTX
Class  B  Shares  symbol:               GBGTX
Class  C  Shares  symbol:               GCGTX
Institutional  Service  Class  symbol:  GIGTX

HOW  DID  THE  FUND  PERFORM?
The Fund returned -34.58%* versus -34.09% for its benchmark, the Morgan Stanley High-Tech 35 Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Technology stocks fell during the year due to weak product demand stemming from poor profits and corporations paring back on their capital spending. Toward the beginning of the fourth quarter, technology stocks became so oversold that they rallied during the remainder of the quarter. Seasonal demand was not as bad as analysts had previously expected, but still remained worse than in previous years.

More specifically, the recovery in semiconductors remains uncertain while computer hardware and software companies such as Microsoft Corp. have faltered due to overall sector concerns and litigation. These factors have driven a drop in prices designed to attract customers and hit sales projections.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Strong stock selection in the telecommunications services and industrials sector helped reduce the portfolio's losses. Nextel Communications Inc. (48.60%) advanced with strong sales of its wireless products while InVision Technologies Inc. (37.99%), a civil aviation security device manufacturer, rose with higher revenues from increased orders for a key bomb detection device.

Strong diversification within the information technology sector holdings helped the portfolio keep close pace with its benchmark with weighted positions such as Applied Materials, Inc. (46.27%), Marvell Technology Group Ltd. (63.34%), NVIDIA Corp. (38.53%) and Novellus Systems, Inc. (48.03%).

Stock selection in the semiconductor equipment and products subsector, including National Semiconductor Corp. (-46.60%), Fairchild Semiconductor International Inc. (-40.19%) and Texas Instruments Inc. (-52.32%) detracted from performance. These stocks suffered mainly from an across-the-board reduction in semiconductor sales due to the overall market decline.

HOW  IS  THE  FUND  POSITIONED?

In October, we began to add high-beta stocks to the portfolio and became less defensive by purchasing semiconductors, because they tend to lead out of a rally. We remain cautious on fundamentals, and we continue to monitor valuations, oversold positions, new product cycles and potential trends in the industry, such as the outsourcing of manufacturing to the Emerging Markets region.

The Fund is positioned defensively, since we do not expect to see resumption in demand for technology goods and services in the near term. Stiff competition within the industry leads us to believe that more consolidation of technology companies is necessary before supply and demand will come into balance.

While this has been an unusually difficult time for stocks, we believe select opportunities are still available in the technology area that will outperform the returns of many other sectors over time.

PORTFOLIO  MANAGER:  AARON  HARRIS
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $3,465,568
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)



                               1 YR.         INCEPTION1
Class A.     w/o SC2           -34.58%      -41.65%
             w/SC3             -38.41%      -43.11%
Class B. . . w/o SC2           -35.01%      -42.12%
             w/SC4             -38.26%      -42.81%
Class C5 . . w/o SC2           -34.84%      -41.93%
             w/SC6             -36.13%      -42.17%
Institutional Service Class7   -34.48%      -41.37%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  June  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS         BENCHMARKS
DATE                          CLASS A                    MORGAN STANLEY HIGH TECH   CPI
----------  -------------------------------------------  ------------------------  ------
6/30/2000.                                        9,425                    10,000  10,000
10/31/2000                                       10,471                     9,136  10,099
10/31/2001                                        4,091                     4,346  10,313
10/31/2002                                        2,676                     2,864  10,531

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Morgan Stanley High-Tech 35 Index (Morgan Stanley High-Tech) (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The Morgan Stanley High-Tech is an equal dollar-weighted index of 35 stocks in nine different technology subsectors.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                           2002 Annual Report 11

================================================================================
Sector  Series


STATEMENT  OF  INVESTMENTS
October  31,  2002


GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND



COMMON  STOCKS  (95.8%)


                                                    SHARES OR
                                                 PRINCIPAL AMOUNT       VALUE
FINLAND (1.1%)
TELECOM EQUIPMENT (1.1%)
Nokia Corp. ADR . . . . . . . . . . . . . .             2,100         $ 34,902
                                                                      --------
GERMANY (3.3%)
ENTERPISE SOFTWARE (3.3%)
SAP AG ADR. . . . . . . . . . . . . . . . .             5,400          103,356
                                                                      --------
JAPAN (0.8%)
OFFICE EQUIPMENT (0.8%)
CANON, INC. . . . . . . . . . . . . . . . .               700           25,826
                                                                      --------
NETHERLANDS (1.2%)
SEMICONDUCTOR EQUIPMENT (1.2%)
ASM International N.V. (b). . . . . . . . .             3,100           39,370
                                                                      --------
UNITED STATES (89.4%)
AEROSPACE & DEFENSE (0.4%)
Veridian Corp. (b). . . . . . . . . . . . .               500           11,980
                                                                      --------
APPLICATIONS SOFTWARE (4.1%)
Intuit, Inc. (b). . . . . . . . . . . . . .             2,500          129,800
                                                                      --------
BROADCASTING & TELEVISION (1.1%)
Clear Channel Communications, Inc. (b). . .               900           33,345
                                                                      --------
CELLULAR/WIRELESS TELECOMMUNICATIONS (2.1%)
AT&T Wireless Services, Inc. (b). . . . . .             9,800           67,326
                                                                      --------
COMPUTER HARDWARE (6.7%)
Dell Computer Corp. (b) . . . . . . . . . .             6,400          183,104
Lexmark International, Inc. (b) . . . . . .               500           29,710
                                                                      --------
                                                                       212,814
                                                                      --------
COMPUTER SERVICES (7.9%)
Anteon International Corp. (b). . . . . . .             1,300           29,900
eBay, Inc. (b). . . . . . . . . . . . . . .             2,600          164,424
Yahoo, Inc. (b) . . . . . . . . . . . . . .             3,500           52,220
                                                                      --------
                                                                       246,544
                                                                      --------
COMPUTER SOFTWARE (13.4%)
Advanced Digital Information Corp. (b). . .             2,700           19,116
Electronic Arts, Inc. (b) . . . . . . . . .             2,600          169,312
EMC Corp. (b) . . . . . . . . . . . . . . .            14,800           75,628
Microsoft Corp. (b) . . . . . . . . . . . .             2,900          155,063
                                                                      --------
                                                                       419,119
                                                                      --------
COMPUTERS (9.0%)
Compal Electronics, Inc.. . . . . . . . . .             5,100           27,795
Hewlett-Packard Co. . . . . . . . . . . . .             8,600          135,880
International Business Machines Corp. . . .             1,500          118,410
                                                                      --------
                                                                       282,085
                                                                      --------

UNITED  STATES  (CONTINUED)


COMPUTERS-INTEGRATED SYSTEMS (0.5%)
Brocade Communications Systems, Inc. (b). . . .         2,200         $ 15,114
                                                                      --------
DATA PROCESSING & REPRODUCTION (3.3%)
First Data Corp.. . . . . . . . . . . . . . . .         3,000          104,820
                                                                      --------
E-COMMERCE (3.3%)
Amazon.com, Inc. (b). . . . . . . . . . . . . .         3,500           67,760
Digital River, Inc. (b) . . . . . . . . . . . .         3,500           36,540
                                                                      --------
                                                                       104,300
                                                                      --------
ELECTRONIC COMPONENTS (3.0%)
Intel Corp. . . . . . . . . . . . . . . . . . .         5,500           95,150
                                                                      --------
ELECTRONIC COMPONENTS-SEMICONDUCTORS (6.3%)
Micron Technology, Inc. (b) . . . . . . . . . .         5,900           94,400
NVIDIA Corp. (b). . . . . . . . . . . . . . . .         6,200           73,780
Skyworks Solutions, Inc. (b). . . . . . . . . .         4,400           31,240
                                                                      --------
                                                                       199,420
                                                                      --------
ELECTRONICS (2.2%)
InVision Technologies, Inc. (b) . . . . . . . .         2,000           70,820
                                                                      --------
ENTERPISE SOFTWARE (5.0%)
Computer Associates International, Inc. . . . .         4,900           72,814
Oracle Corp. (b). . . . . . . . . . . . . . . .         8,400           85,596
                                                                      --------
                                                                       158,410
                                                                      --------
MULTI-MEDIA (0.5%)
Entravision Communications Corp. (b). . . . . .         1,200           14,352
                                                                      --------
NETWORKING (4.3%)
Cisco Systems, Inc. (b) . . . . . . . . . . . .        12,200          136,396
                                                                      --------
SEMICONDUCTOR COMP - INTEGRATED CIRCUITS (4.5%)
Emulex Corp. (b). . . . . . . . . . . . . . . .           900           16,155
Linear Technology Corp. . . . . . . . . . . . .         2,400           66,336
Marvel Technology Group Ltd. (b). . . . . . . .         3,700           59,977
                                                                      --------
                                                                       142,468
                                                                      --------
SEMICONDUCTOR EQUIPMENT (2.4%)
Novellus Systems, Inc. (b). . . . . . . . . . .         2,400           75,840
                                                                      --------
SEMICONDUCTORS (3.6%)
Texas Instruments, Inc. . . . . . . . . . . . .         7,100          112,606
                                                                      --------
TELEVISION (1.6%)
Univision Communications, Inc. (b). . . . . . .         2,000           51,820
                                                                      --------
TRAVEL SERVICES (0.6%)
Expedia Inc. Class A (b). . . . . . . . . . . .           300           20,298
                                                                      --------

12  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
OCTOBER  31,  2002  (UNAUDITED)





                                                      SHARES OR
                                                   PRINCIPAL AMOUNT     VALUE
UNITED STATES (CONTINUED)
WIRELESS EQUIPMENT (3.6%)
Motorola, Inc. . . . . . . . . . . . . . . . . .        8,500         $ 77,945
QUALCOMM, Inc. (b) . . . . . . . . . . . . . . .        1,000           34,520
                                                                     ----------
                                                                       112,465
                                                                     ----------
                                                                     2,817,292
                                                                     ----------
TOTAL COMMON STOCKS                                                  3,020,746
                                                                     ----------

COMMON STOCKS (CONTINUED). . . . . . . . . . . .  REPURCHASE AGREEMENT (14.1%)



                                                     SHARES OR
                                                   PRINCIPAL AMOUNT     VALUE

Fifth Third Bank, 1.67%, dated 10/31/02,
   due 11/01/02, repurchase price $444,843
   (Fully collateralized by FARM)                    $444,822         $444,822
                                                                     ----------
TOTAL REPURCHASE AGREEMENT                                             444,822
                                                                     ----------
TOTAL INVESTMENTS (COST $3,422,430) (A) - 109.9%                     3,465,568
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.9)%                        (311,718)
                                                                     ----------
NET ASSETS - 100.0%                                                 $3,153,850
                                                                     ----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
ADR  American  Depositary  Receipt
FARM Federal  Adjustable  Rate  Mortgage
See  notes  to  financial  statements.



                                                           2002 Annual Report 13

================================================================================
Sector  Series

GARTMORE  GLOBAL UTILITIES  FUND

Class  A  Shares  symbol:               GGUAX
Class  B  Shares  symbol:               GGUBX
Class  C  Shares  symbol:               GGUCX
Institutional  Service  Class  symbol:  GUISX

HOW  DID  THE  FUND  PERFORM?

Since inception on Dec. 18, 2001, the Fund has returned -27.46%* versus -25.82% for its benchmark, a composite of 60% Morgan Stanley Capital International
(MSCI)  World  Telecommunications  Services/40%  MSCI  World  Utilities  Index.

For broader comparison, the S&P 500 Index returned -21.84% for the 10-month period ended Oct. 31, 2002.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

A variety of issues hurt the performance of this sector and its major U.S. utility companies. Among them were reduced overseas revenues, lower growth expectations due to cutbacks in spending plans, and Federal regulatory inquiries into questionable energy trading and pricing practices.

Telecommunications stocks-particularly local telephone companies-faced reduced demand as consumers shifted from fixed-line telephone calling to wireless services and e-mail. In addition, general U.S. economic weakness, as well as regulatory rulings that opened access to long-distance competitors at reduced cost, created greater competition that pressured earnings.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Given the weak global economy, struggling company profits, falling stock markets, geopolitical risks and the abovementioned negative influences on the utility and telecommunications sectors, the Fund's performance fell along with most of the markets and sectors.

Although the Fund closely tracked the performance of its composite benchmark, in October, severely depressed telecommunications stocks rallied and the Fund's return fell behind that of the benchmark due to a lower allocation to these stocks.

HOW  IS  THE  FUND  POSITIONED?

We are focusing on European wireless providers, rather than companies in the United States, because we believe that European operators may be more profitable. European companies are improving their profit margins by cutting destructive practices such as prepaid subsidies. They also are targeting subscribers more selectively. U.S. wireless providers are operating in an unfriendly regulatory environment that has hurt profit margins and fostered greater competition.

However, U.S. wireline companies have been slowly improving their cash flow positions. In addition, their high dividend yields make the stocks attractive. We will be monitoring these stocks closely during the next six months.

We are excited about U.S. cable telecommunications operators such as AT&T Corp. and Comcast Corp. since they operate under fewer regulatory constraints and are experiencing stronger new subscriber growth.

Given the volatile equity markets, utility companies' high-dividend yields (4% to 7%) should prove rewarding for investors. Throughout stock market history, dividends have comprised a large portion of total returns. For example, between 1926 and 1997, they provided 4.6% (or more than 43%) of the stock market's 10.6% average return. We are focusing on those companies with strong cash flows, predictable revenues and transparent business models.

The Fund is currently positioned with a neutral weighting in telecommunications stocks and utility stocks in relation to the benchmark. (60% telecommunications/ 40% utilities).

PORTFOLIO  MANAGER:  JULIAN  SINCLAIR

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $2,154,361
OCTOBER  31,  2002


AGGREGATE  TOTAL  RETURN
(For  Period  Ended  October  31,  2002)


                                   INCEPTION1
Class A. .   w/o SC2               -27.46%
             w/SC3                 -31.63%
Class B. . . w/o SC2               -27.93%
             w/SC4                 -31.52%
Class C. . . w/o SC2               -27.93%
             w/SC5                 -29.35%
Institutional Service Class6       -27.27%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  18,  2001.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE GLOBAL UTILITIES  BENCHMARKS
DATE                 CLASS A           COMPOSITE    CPI    MSCI WORLD TELECOM  MSCI WORLD UTILITIES
----------  -------------------------  ----------  ------  ------------------  --------------------
12/18/2001                      9,425      10,000  10,000              10,000                10,000
10/31/2002                      6,837       7,418  10,269               6,862                 8,099

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom) (a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities) (b), Composite Index (Composite) (c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI World IndexSM measures global developed market equity performance. It is based on 23 developed market country indices. The MSCI World Telecom is made up of industry groups such as diversified and wireless.
(b) The MSCI World IndexSM measures global developed market equity performance. It is based on 23 developed market country indices. The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.
(c) The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.
(d) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

14  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002


GARTMORE  GLOBAL  UTILITIES  FUND


COMMON  STOCKS  (98.9%)




                                      SHARES           VALUE
AUSTRALIA (1.0%)
TELECOMMUNICATIONS (1.0%)
Telstra Corp., Ltd. . . . . . . . .    8,043         $ 21,248
                                                     --------
FINLAND (2.4%)
OIL & GAS UTILITY (2.4%)
Fortum Oyj. . . . . . . . . . . . .    8,807           52,766
                                                     --------
FRANCE (2.3%)
TELECOMMUNICATIONS (0.6%)
France Telecom SA . . . . . . . . .    1,073           12,305
                                                     --------
WATER UTILITY (1.7%)
Suez SA . . . . . . . . . . . . . .    2,124           37,335
                                                     --------
                                                       49,640
                                                     --------
GERMANY (5.7%)
GAS & ELECTRIC UTILITY (3.3%)
E. ON AG. . . . . . . . . . . . . .    1,593           72,094
                                                     --------
TELECOMMUNICATIONS (2.4%)
Deutsche Telekom AG . . . . . . . .    4,575           52,510
                                                     --------
                                                      124,604
                                                     --------
ITALY (4.7%)
ELECTRIC UTILITY (0.9%)
Enel SpA. . . . . . . . . . . . . .    4,026           19,775
                                                     --------
TELECOMMUNICATIONS (3.8%)
Telecom Italia SpA. . . . . . . . .   10,337           82,099
                                                     --------
                                                      101,874
                                                     --------
JAPAN (10.2%)
ELECTRIC UTILITY (5.4%)
Chubu Electric Power Co., Inc.. . .    3,000           50,078
Kansai Electric Power Co., Inc. . .    2,500           35,385
Tokyo Electric Power Co., Inc.. . .    1,800           33,279
                                                     --------
                                                      118,742
                                                     --------
TELECOMMUNICATIONS (4.8%)
KDDI Corp.. . . . . . . . . . . . .       18           52,893
Nippon Telegraph & Telephone Corp..       14           51,310
                                                     --------
                                                       104,203
                                                        -------
                                                      222,945
                                                     --------
MEXICO (1.1%)
TELECOMMUNICATIONS (1.1%)
Telefonos De Mexico SA de CV ADR. .      763           23,272
                                                     --------
NETHERLANDS (2.2%)
TELECOMMUNICATIONS (2.2%)
Koninklijke KPN NV (b). . . . . . .    7,490           47,471
                                                     --------
NEW ZEALAND (1.0%)
TELECOMMUNICATIONS (1.0%)
Telecom Corp. of New Zealand Ltd. .    8,755         $ 21,539
                                                     --------
PORTUGAL (1.1%)
TELECOMMUNICATIONS (1.1%)
Portugal Telecom SA . . . . . . . .    3,925           23,710
                                                     --------
SOUTH KOREA (1.0%)
ELECTRIC UTILITY (1.0%)
Korea Electric Power Corp. ADR. . .    2,462           20,705
                                                     --------
SPAIN (7.4%)
ELECTRIC UTILITY (1.8%)
Endesa SA . . . . . . . . . . . . .    2,155           22,259
Iberdrola SA. . . . . . . . . . . .    1,505           17,885
                                                     --------
                                                       40,144
                                                     --------
TELECOMMUNICATIONS (5.6%)
Telefonica SA (b) . . . . . . . . .   12,678          120,277
                                                     --------
                                                      160,421
                                                     --------
UNITED KINGDOM (18.6%)
ELECTRIC UTILITY (3.8%)
National Grid Group PLC . . . . . .    8,133           57,895
Scottish & Southern Energy PLC. . .    2,492           24,718
                                                     --------
                                                       82,613
                                                     --------
TELECOMMUNICATIONS (13.1%)
BT Group PLC. . . . . . . . . . . .   21,467           60,957
Vodafone Group PLC. . . . . . . . .  141,485          227,440
                                                     --------
                                                      288,397
                                                     --------
WATER UTILITY (1.7%)
United Utilities PLC. . . . . . . .    3,950           36,523
                                                     --------
                                                      407,533
                                                     --------
UNITED STATES (40.2%)
COMMUNICATIONS (2.8%)
Comcast Corp. (b) . . . . . . . . .    2,694           61,989
                                                     --------
ELECTRIC UTILITY (8.7%)
American Electric Power Co., Inc. .    1,144           29,332
Cinergy Corp. . . . . . . . . . . .    1,291           40,163
Entergy Corp. . . . . . . . . . . .      793           34,963
FPL Group, Inc. . . . . . . . . . .      688           49,543
Southern Co. (The). . . . . . . . .    1,185           35,195
                                                     --------
                                                      189,196
                                                     --------
GAS & ELECTRIC UTILITY (3.9%)
Exelon Corp.. . . . . . . . . . . .      952           47,981
Nisource, Inc.. . . . . . . . . . .    2,289           37,814
                                                     --------
                                                       85,795
                                                     --------



                                                           2002 Annual Report 15

================================================================================
Sector  Series


STATEMENT  OF  INVESTMENTS  (CONTINUED)
October  31,  2002


GARTMORE  GLOBAL  UTILITIES  FUND  (CONTINUED)


COMMON  STOCKS  (CONTINUED)






                                                 SHARES                  VALUE
UNITED STATES (CONTINUED)
TELECOMMUNICATIONS (22.1%)
AT&T Corp.. . . . . . . . . . . . . . . . . . .   6,051              $   78,905
AT&T Wireless Services, Inc. (b). . . . . . . .   5,303                  36,432
SBC Communications, Inc.. . . . . . . . . . . .   6,408                 164,429
Verizon Communications, Inc.. . . . . . . . . .   5,346                 201,864
                                                                     ----------
                                                                        481,630
                                                                     ----------
WATER UTILITY (2.7%)
Philadelphia Suburban Corp. . . . . . . . . . .   2,700                  58,023
                                                                     ----------
                                                                        876,633
                                                                     ----------
TOTAL COMMON STOCKS                                                   2,154,361
                                                                     ----------
TOTAL INVESTMENTS (COST $2,264,905) (A) - 98.9%                       2,154,361
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                             23,117
                                                                     ----------
NET ASSETS - 100.0%                                                  $2,177,478
                                                                     ----------


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
ADR  American  Depositary  Receipt
At October 31, 2002, the Fund's open forward foreign currency contracts were as follows:


                                                          UNREALIZED
                  DELIVERY  CONTRACT                     APPRECIATION
CURRENCY            DATE      VALUE    MARKET VALUE     (DEPRECIATION)
Short Contracts:
Japanese Yen . .  11/01/02  $  16,242  $      16,455  $         (213)


SEE  NOTES  TO  FINANCIAL  STATEMENTS.


16  Annual  Report  2002

================================================================================
STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002




                                                                                    GARTMORE
                                                       GARTMORE     GARTMORE         GLOBAL
                                                        GLOBAL       GLOBAL        TECHNOLOGY      GARTMORE
                                                       FINANCIAL     HEALTH           AND           GLOBAL
                                                       SERVICES     SCIENCES     COMMUNICATIONS    UTILITIES
                                                         FUND         FUND            FUND           FUND
                                                      -------------------------------------------------------
ASSETS:
Investments, at value (cost $2,917,452;
     $3,344,445; $2,977,608 and
     $2,264,905; respectively) . . . . . . . . . . .  $2,628,086   $3,454,717   $     3,020,746   $2,154,361
Repurchase agreements, at cost . . . . . . . . . . .      50,458      372,239           444,822            -
                                                      -------------------------------------------------------
     Total Investments . . . . . . . . . . . . . . .   2,678,544    3,826,956         3,465,568    2,154,361
                                                      -------------------------------------------------------
Cash . . . . . . . . . . . . . . . . . . . . . . . .          39            -                 -        4,857
Foreign currency, at value (cost $0; $0;
     $1,279 and $0; respectively). . . . . . . . . .           -            -             1,234            -
Interest and dividends receivable. . . . . . . . . .       2,949        1,564               672        7,433
Receivable for investments sold. . . . . . . . . . .           -      417,864           159,179       16,455
Receivable from adviser. . . . . . . . . . . . . . .       5,525        1,675                 -        5,589
Reclaims receivable. . . . . . . . . . . . . . . . .         505            -                 -        1,242
Prepaid expenses and other assets. . . . . . . . . .         255          262             8,726          255
                                                      -------------------------------------------------------
     Total Assets. . . . . . . . . . . . . . . . . .   2,687,817    4,248,321         3,635,379    2,190,192
                                                      -------------------------------------------------------
LIABILITIES:
Payable to custodian . . . . . . . . . . . . . . . .           -            -            22,967            -
Payable to adviser . . . . . . . . . . . . . . . . .           -            -               710            -
Payable for investments purchased. . . . . . . . . .           -      512,993           447,935        9,031
Unrealized depreciation on forward
     foreign currency contracts. . . . . . . . . . .           -            -                 -          213
Accrued expenses and other payables
     Investment advisory fees. . . . . . . . . . . .       2,120        3,041             1,314        1,401
     Fund administration and transfer agent fees . .         322          582             3,947          260
     Distribution fees . . . . . . . . . . . . . . .       1,190          975               900          983
     Administrative servicing fees . . . . . . . . .           -          128                51            -
     Other . . . . . . . . . . . . . . . . . . . . .         818          809             3,705          826
                                                      -------------------------------------------------------
        Total Liabilities. . . . . . . . . . . . . .       4,450      518,528           481,529       12,714
                                                      -------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $2,683,367   $3,729,793   $     3,153,850   $2,177,478
                                                      -------------------------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . . .  $3,004,817   $4,259,610   $    10,680,152   $3,012,484
Accumulated net investment income (loss) . . . . . .       3,984            -                 -        9,178
Accumulated net realized gains (losses)
     from investment and foreign
     currency transactions . . . . . . . . . . . . .     (36,103)    (640,089)       (7,569,396)    (733,521)
Net unrealized appreciation (depreciation)
     on investments and translation of assets and
     liabilities denominated in foreign currencies .    (289,331)     110,272            43,094     (110,663)
                                                      -------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $2,683,367   $3,729,793   $     3,153,850   $2,177,478
                                                      -------------------------------------------------------
NET ASSETS:
Class A Shares . . . . . . . . . . . . . . . . . . .  $  675,292   $1,537,908   $     1,513,886   $  547,461
Class B Shares . . . . . . . . . . . . . . . . . . .     672,185      730,067           780,007      543,751
Class C Shares . . . . . . . . . . . . . . . . . . .     665,100       58,434            16,768      540,820
Institutional Service Class Shares . . . . . . . . .     670,790    1,403,384           843,189      545,446
                                                      -------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . .  $2,683,367   $3,729,793   $     3,153,850   $2,177,478
                                                      -------------------------------------------------------
SHARES OUTSTANDING (unlimited number of
     shares authorized):
Class A Shares . . . . . . . . . . . . . . . . . . .      75,695      185,332           574,660       76,010
Class B Shares . . . . . . . . . . . . . . . . . . .      75,798       88,927           301,911       75,695
Class C Shares . . . . . . . . . . . . . . . . . . .      75,000        7,115             6,446       75,284
Institutional Service Class Shares . . . . . . . . .      75,025      168,055           316,456       75,660
                                                      -------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . .     301,518      449,429         1,199,473      302,649
                                                      -------------------------------------------------------
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . . . . . . .  $     8.92   $     8.30   $          2.63   $     7.20
Class B Shares (a) . . . . . . . . . . . . . . . . .  $     8.87   $     8.21   $          2.58   $     7.18
Class C Shares (b) . . . . . . . . . . . . . . . . .  $     8.87   $     8.21   $          2.60   $     7.18
Institutional Service Class Shares . . . . . . . . .  $     8.94   $     8.35   $          2.66   $     7.21
MAXIMUM OFFERING PRICE PER SHARE
     (100%/(100%-maximum sales charge) of
     net asset value adjusted to the nearest cent):
Class A Shares . . . . . . . . . . . . . . . . . . .  $     9.46   $     8.81   $          2.79   $     7.64
Class C Shares . . . . . . . . . . . . . . . . . . .  $     8.96   $     8.29   $          2.63   $     7.25
                                                      -------------------------------------------------------
Maximum Sales Charge - Class A Shares. . . . . . . .        5.75%        5.75%             5.75%        5.75%
                                                      -------------------------------------------------------
Maximum Sales Charge - Class C Shares. . . . . . . .        1.00%        1.00%             1.00%        1.00%
                                                      -------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year
See  notes  to  financial  statements.


                                                           2002 Annual Report 17

================================================================================
Sector  Series

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002




                                                                               GARTMORE
                                                  GARTMORE     GARTMORE         GLOBAL
                                                   GLOBAL       GLOBAL        TECHNOLOGY      GARTMORE
                                                  FINANCIAL     HEALTH           AND           GLOBAL
                                                  SERVICES     SCIENCES     COMMUNICATIONS    UTILITIES
                                                  FUND (A)       FUND            FUND         FUND (A)
                                                -------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . .  $    1,559   $    4,554   $         4,782   $    1,657
Dividend income (net of foreign
     withholding tax of $2,356; $0;
     $95 and $3,920; respectively). . . . . . .      52,106       12,728             5,322       61,863
                                                -------------------------------------------------------
     Total Income . . . . . . . . . . . . . . .      53,665       17,282            10,104       63,520
                                                -------------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . .      25,241       28,907            36,204       17,396
Fund administration and
     transfer agent fees. . . . . . . . . . . .       6,436       11,398            21,294        6,391
Distribution fees Class A . . . . . . . . . . .       1,582        2,745             4,714        1,363
Distribution fees Class B . . . . . . . . . . .       6,322        7,745            10,211        5,433
Distribution fees Class C . . . . . . . . . . .       6,282           60               273        5,419
Administrative servicing fees Class A . . . . .           -          372               169            -
Administrative servicing fees
     Institutional Service Class Shares . . . .           -          193                79            -
Professional fees . . . . . . . . . . . . . . .       6,901          247               367        6,853
Registration and filing fees. . . . . . . . . .      46,564       38,374            24,033       46,502
Other . . . . . . . . . . . . . . . . . . . . .       3,537        4,010             1,574        3,481
                                                -------------------------------------------------------
     Total expenses befor
     reimbursed expenses. . . . . . . . . . . .     102,865       94,051            98,918       92,838
Expenses reimbursed . . . . . . . . . . . . . .     (53,563)     (45,848)          (31,434)     (54,741)
                                                -------------------------------------------------------
     Total Expenses . . . . . . . . . . . . . .      49,302       48,203            67,484       38,097
                                                -------------------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . .       4,363      (30,921)          (57,380)      25,423
                                                -------------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES)
     FROM INVESTMENTS:
Net realized gains (losses) on
     investment transactions. . . . . . . . . .     (36,103)    (416,348)       (1,308,344)    (733,521)
Net increase from payment by adviser
     for losses realized on the
     disposal of investments. . . . . . . . . .           -            -            29,920            -
Net realized gains (losses) on
     foreign currency transactions. . . . . . .     (10,569)         (59)           (6,214)     (11,151)
                                                -------------------------------------------------------
Net realized gains (losses) on
     investment and foreign
     currency transactions. . . . . . . . . . .     (46,672)    (416,407)       (1,284,638)    (744,672)
Net change in unrealized appreciation/
     depreciation on investments
     and translation of assets and liabilities
     denominated in foreign currencies. . . . .    (289,331)      41,363          (191,807)    (110,663)
                                                -------------------------------------------------------
Net realized/unrealized gains (losses)
     on investments
     and foreign currencies . . . . . . . . . .    (336,003)    (375,044)       (1,476,445)    (855,335)
                                                -------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
     FROM OPERATIONS. . . . . . . . . . . . . .   ($331,640)   ($405,965)      ($1,533,825)   ($829,912)
                                                -------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through April 30, 2002.
See  notes  to  financial  statements.

18  Annual  Report  2002

================================================================================
STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                                               GARTMORE
                                       GARTMORE                                                 GLOBAL
                                        GLOBAL                 GARTMORE                       TECHNOLOGY             GARTMORE
                                       FINANCIAL                 GLOBAL                           AND                 GLOBAL
                                       SERVICES                  HEALTH                     COMMUNICATIONS           UTILITIES
                                         FUND                 SCIENCES FUND                      FUND                   FUND
                                     -------------  -----------------------------    -----------------------------  -------------
                                        Period           Year           Period            Year            Year          Period
                                         Ended           Ended           Ended           Ended            Ended          Ended
                                      October 31,     October 31,     October 31,     October 31,      October 31,    October 31,
                                       2002 (a)          2002          2001 (b)          2002             2002         2002 (a)
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . .  $      4,363         ($30,921)      ($11,442)         ($57,380)      ($63,927)  $     25,423
Net realized gains (losses)
     on investment and
     foreign currency
     transactions . . . . . . . . .       (46,672)        (416,407)      (223,731)       (1,284,638)    (6,253,732)      (744,672)
Net change in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities denominated in
     foreign currencies . . . . . .      (289,331)          41,363         68,909          (191,807)       345,441       (110,663)
                                    ----------------------------------------------------------------------------------------------
Change in net assets resulting
     from operations. . . . . . . .      (331,640)        (405,965)      (166,264)       (1,533,825)    (5,972,218)      (829,912)
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income . . . . . . .          (183)               -              -                 -              -         (4,321)
Net realized gains
     on investments . . . . . . . .             -                -              -                 -       (296,134)             -
Return of capital . . . . . . . . .             -                -           (656)                -              -              -
DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net investment income . . . . . . .             -                -              -                 -              -         (2,276)
Net realized gains
     on investments . . . . . . . .             -                -              -                 -       (145,333)             -
DISTRIBUTIONS TO CLASS C
     SHAREHOLDERS FROM:
Net investment income . . . . . . .             -                -              -                 -              -         (2,258)
DISTRIBUTIONS
     TO INSTITUTIONAL
     SERVICE CLASS
     SHAREHOLDERS FROM:
Net investment income . . . . . . .          (255)               -              -                 -              -         (5,057)
Net realized gains
     on investments . . . . . . . .             -                -              -                 -       (105,669)             -
Return of capital . . . . . . . . .             -                -         (1,087)                -              -              -
                                    ----------------------------------------------------------------------------------------------
Change in net assets from
     shareholder distributions. . .          (438)               -         (1,743)                -       (547,136)       (13,912)
                                    ----------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions . . . . .     3,015,445        1,801,772      2,501,993           754,205      1,721,291      3,021,302
                                    ----------------------------------------------------------------------------------------------
Change in net assets. . . . . . . .     2,683,367        1,395,807      2,333,986          (779,620)    (4,798,063)     2,177,478
NET ASSETS:
Beginning of period . . . . . . . .             -        2,333,986              -         3,933,470      8,731,533              -
                                    ----------------------------------------------------------------------------------------------
End of period . . . . . . . . . . .  $  2,683,367   $    3,729,793   $  2,333,986   $     3,153,850   $  3,933,470   $  2,177,478
                                    ----------------------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(b) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
See  notes  to  financial  statements.


                                                           2002 Annual Report 19

================================================================================
Sector  Series


Financial  Highlights
Selected  Data  for  Each  Share  of  Capital  Outstanding


Gartmore  Global  Financial  Services  Fund




                                                              INVESTMENT ACTIVITIES
                                            NET                              NET
                                           ASSET                        REALIZED AND                  NET
                                           VALUE,              NET       UNREALIZED       TOTAL      ASSET
                                         BEGINNING         INVESTMENT       GAINS         FROM      VALUE,
                                             OF              INCOME      (LOSSES) ON   INVESTMENT   END OF      TOTAL
                                           PERIOD            (LOSS)      INVESTMENTS   ACTIVITIES   PERIOD    RETURN (A)
CLASS A SHARES
Period Ended October 31, 2002 (d)  $                10.00        0.04          (1.12)       (1.08)  $  8.92  (10.78%) (e)
CLASS B SHARES
Period Ended October 31, 2002 (d)  $                10.00       (0.02)         (1.11)       (1.13)  $  8.87  (11.30%) (e)
CLASS C SHARES
Period Ended October 31, 2002 (d)  $                10.00       (0.02)         (1.11)       (1.13)  $  8.87  (11.30%) (e)
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2002 (d)  $                10.00        0.06          (1.12)       (1.06)  $  8.94  (10.57%) (e)


                                                                   RATIOS / SUPPLEMENTAL DATA
                                                                              RATIO OF NET      RATIO OF
                                               NET                RATIO OF     INVESTMENT       EXPENSES
                                              ASSETS              EXPENSES    INCOME (LOSS)     (PRIOR TO
                                            AT END OF            TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)
                                              PERIOD                 NET           NET         TO AVERAGE      PORTFOLIO
                                              (000S)               ASSETS        ASSETS      NET ASSETS (B)   TURNOVER (C)
CLASS A SHARES
Period Ended October 31, 2002 (d)  $                        675    1.66% (f)      0.47% (f)        3.76% (f)       102.39%
CLASS B SHARES
Period Ended October 31, 2002 (d)  $                        672    2.38% (f)    (0.25%) (f)        4.51% (f)       102.39%
CLASS C SHARES
Period Ended October 31, 2002 (d)  $                        665    2.38% (f)    (0.25%) (f)        4.51% (f)       102.39%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2002 (d)  $                        671    1.40% (f)      0.73% (f)        3.51% (f)       102.39%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.

20  Annual  Report  2002

================================================================================
Gartmore  Global  Health  Sciences  Fund


                                              INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET                   UNREALIZED                                            NET
                                       VALUE,        NET         GAINS         TOTAL                                ASSET
                                     BEGINNING   INVESTMENT     (LOSSES)       FROM       RETURN                   VALUE,
                                         OF        INCOME          ON       INVESTMENT      OF         TOTAL       END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES   CAPITAL   DISTRIBUTIONS   PERIOD
                                     ----------  -----------  ------------  -----------  --------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2001 (d) .  $    10.00       (0.03)        (0.63)       (0.66)    (0.01)          (0.01)  $  9.33
Year Ended October 31, 2002 . . . .  $     9.33       (0.06)        (0.97)       (1.03)        -               -   $  8.30
CLASS B SHARES
Period Ended October 31, 2001 (d) .  $    10.00       (0.09)        (0.62)       (0.71)        -               -   $  9.29
Year Ended October 31, 2002 . . . .  $     9.29       (0.15)        (0.93)       (1.08)        -               -   $  8.21
CLASS C SHARES
Period Ended October 31, 2002 (e) .  $     7.92       (0.01)         0.30         0.29         -               -   $  8.21
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d) .  $    10.00       (0.01)        (0.62)       (0.63)    (0.01)          (0.01)  $  9.36
Year Ended October 31, 2002 . . . .  $     9.36       (0.04)        (0.97)       (1.01)        -               -   $  8.35


                                                                         RATIOS / SUPPLEMENTAL DATA
                                                                          RATIO
                                                                         OF NET        RATIO OF
                                                    NET     RATIO OF   INVESTMENT      EXPENSES
                                                   ASSETS   EXPENSES     INCOME        (PRIOR TO
                                                     AT        TO        (LOSS)     REIMBURSEMENTS)
                                                   END OF    AVERAGE   TO AVERAGE     TO AVERAGE
                                        TOTAL      PERIOD      NET         NET            NET         PORTFOLIO
                                     RETURN (A)    (000S)    ASSETS      ASSETS       ASSETS (B)     TURNOVER (C)
                                     -----------  --------  ---------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2001 (d) .      (6.61)%(f)  $    779  1.53%(g)  (0.55)%(g)     6.84%(g)       754.05%
Year Ended October 31, 2002 . . . .     (11.04)%     $  1,538  1.60%     (0.99)%        3.10%          893.80%
CLASS B SHARES
Period Ended October 31, 2001 (d) .      (7.10)%(f)  $    774  2.13%(g)  (1.15)%(g)     7.61%(g)       754.05%
Year Ended October 31, 2002 . . . .     (11.63)%     $    730  2.28%     (1.71)%        4.00%          893.80%
CLASS C SHARES
Period Ended October 31, 2002 (e) .        3.66%(f)  $     58  2.25%(g)  (1.69)%(g)     2.80%(g)       893.80%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d) .       (6.25)%(f) $    781  1.10%(g)  (0.13)%(g)     6.59%(g)       754.05%
Year Ended October 31, 2002 . . . .      (10.79)%    $  1,403  1.27%     (0.66)%        2.85%          893.80%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 21

================================================================================
Sector  Series


GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND


Financial  Highlights
Selected  Data  for  Each  Share  of  Capital  Outstanding


                                         INVESTMENT ACTIVITIES                                DISTRIBUTIONS
                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET                   UNREALIZED                                             NET
                                       VALUE,        NET         GAINS         TOTAL                                 ASSET
                                     BEGINNING   INVESTMENT     (LOSSES)       FROM         NET                     VALUE,
                                         OF        INCOME          ON       INVESTMENT   REALIZED       TOTAL       END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS   PERIOD
                                     ----------  -----------  ------------  -----------  ---------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d) .  $    10.00       (0.02)         1.14         1.12          -               -   $ 11.12
Year Ended October 31, 2001 . . . .  $    11.12       (0.06)        (6.41)       (6.47)     (0.63)          (0.63)  $  4.02
Year Ended October 31, 2002 . . . .  $     4.02       (0.04)        (1.35)       (1.39)         -               -   $  2.63
CLASS B SHARES
Period Ended October 31, 2000 (d) .  $    10.00       (0.06)         1.15         1.09          -               -   $ 11.09
Year Ended October 31, 2001 . . . .  $    11.09       (0.09)        (6.40)       (6.49)     (0.63)          (0.63)  $  3.97
Year Ended October 31, 2002 . . . .  $     3.97       (0.07)        (1.32)       (1.39)         -               -   $  2.58
CLASS C SHARES
Period Ended October 31, 2001 (e) .  $     5.37       (0.02)        (1.36)       (1.38)         -               -   $  3.99
Year Ended October 31, 2002 . . . .  $     3.99       (0.08)        (1.31)       (1.39)         -               -   $  2.60
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) .  $    10.00       (0.03)         1.15         1.12          -               -   $ 11.12
Year Ended October 31, 2001 . . . .  $    11.12       (0.04)        (6.39)       (6.43)     (0.63)          (0.63)  $  4.06
Year Ended October 31, 2002 . . . .  $     4.06       (0.03)        (1.37)       (1.40)         -               -   $  2.66

                                           DISTRIBUTIONS                         RATIOS / SUPPLEMENTAL DATA
                                                                           RATIO
                                                                          OF NET        RATIO OF
                                                     NET     RATIO OF   INVESTMENT      EXPENSES
                                                    ASSETS   EXPENSES     INCOME        (PRIOR TO
                                                      AT        TO        (LOSS)     REIMBURSEMENTS)
                                                    END OF    AVERAGE   TO AVERAGE     TO AVERAGE
                                        TOTAL       PERIOD      NET         NET            NET         PORTFOLIO
                                      RETURN (A)    (000S)    ASSETS      ASSETS       ASSETS (B)     TURNOVER (C)
                                     ------------  --------  ---------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d) .   11.20%(f)   $  4,602     1.73%(g)  (1.07)%(g)        4.43%(g)       149.08%
Year Ended October 31, 2001 . . . .  (60.93)%     $  2,038     1.73%     (1.05)%           6.38%          922.33%
Year Ended October 31, 2002 . . . .  (34.58)%(h)  $  1,514     1.69%     (1.37)%           2.56%          944.01%
CLASS B SHARES
Period Ended October 31, 2000 (d) .   10.90%(f)   $  2,275     2.33%(g)  (1.69)%(g)        5.18%(g)       149.08%
Year Ended October 31, 2001 . . . .  (61.30)%     $  1,137     2.33%     (1.66)%           7.21%          922.33%
Year Ended October 31, 2002 . . . .  (35.01)%(h)  $    780     2.38%     (2.02)%           3.32%          944.01%
CLASS C SHARES
Period Ended October 31, 2001 (e) .  (25.70)%(f)  $     29     2.33%(g)  (1.79)%(g)        9.94%(g)       922.33%
Year Ended October 31, 2002 . . . .  (34.84)%(h)  $     17     2.38%     (1.83)%           3.40%          944.01%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) .   11.20%(f)   $  1,854     1.40%(g)  (0.76)%(g)        4.17%(g)       149.08%
Year Ended October 31, 2001 . . . .  (60.58)%     $    730     1.40%     (0.70)%           5.70%          922.33%
Year Ended October 31, 2002 . . . .  (34.48)%(h)  $    843     1.41%     (1.37)%           2.08%          944.01%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
(h) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89% and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.
See  notes  to  financial  statements.

22  Annual  Report  2002

================================================================================
Gartmore  Global  Utilities  Fund


                                                   INVESTMENT ACTIVITIES                    DISTRIBUTIONS

                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET                   UNREALIZED                                               NET
                                       VALUE,        NET         GAINS         TOTAL                                   ASSET
                                     BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                      VALUE,
                                         OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL       END OF
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                     ----------  -----------  ------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2002 (d) .  $    10.00         0.11        (2.85)       (2.74)       (0.06)          (0.06)  $  7.20
CLASS B SHARES
Period Ended October 31, 2002 (d) .  $    10.00         0.05        (2.84)       (2.79)       (0.03)          (0.03)  $  7.18
CLASS C SHARES
Period Ended October 31, 2002 (d) .  $    10.00         0.05        (2.84)       (2.79)       (0.03)          (0.03)  $  7.18
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d) .  $    10.00         0.13        (2.85)       (2.72)       (0.07)          (0.07)  $  7.21


                                                                                RATIOS / SUPPLEMENTAL DATA
                                                                           RATIO
                                                                          OF NET        RATIO OF
                                                     NET     RATIO OF   INVESTMENT      EXPENSES
                                                    ASSETS   EXPENSES     INCOME        (PRIOR TO
                                                      AT        TO        (LOSS)     REIMBURSEMENTS)
                                                    END OF    AVERAGE   TO AVERAGE     TO AVERAGE
                                        TOTAL       PERIOD      NET         NET            NET         PORTFOLIO
                                      RETURN (A)    (000S)    ASSETS      ASSETS       ASSETS (B)     TURNOVER (C)
                                     ------------  --------  ---------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2002 (d) .  (27.46%) (e)  $    547  1.46% (f)    1.46% (f)        3.96% (f)       146.88%
CLASS B SHARES
Period Ended October 31, 2002 (d) .  (27.93%) (e)  $    544  2.18% (f)    0.75% (f)        4.71% (f)       146.88%
CLASS C SHARES
Period Ended October 31, 2002 (d) .  (27.93%) (e)  $    541  2.18% (f)    0.75% (f)        4.71% (f)       146.88%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d) .  (27.27%) (e)  $    545  1.20% (f)    1.72% (f)        3.71% (f)       146.88%

(a)     Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.


                                                           2002 Annual Report 23

================================================================================
Gartmore  Nationwide Leaders Fund

Leadership  Series

Class  A  Shares  symbol:               GULAX
Class  B  Shares  symbol:               GULBX
Class  C  Shares  symbol:               GULCX
Institutional  Service  Class  symbol:  GULIX

HOW  DID  THE  FUND  PERFORM?

Since inception on Dec. 28, 2001, the Fund has significantly outperformed on a relative basis, returning -6.37%* versus -21.84% for its benchmark, the S&P 500 Index.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Overall, economic growth was "patchy," and the markets remained extremely volatile. The Sept. 11, 2001, terrorists attacks and subsequent threats caused economic disruption and brought fear of traveling, hurting U.S. economic growth during the fourth quarter of 2001. However, growth did surge during the first quarter of 2002, driven by corporate inventory rebuilding and strong consumer spending. Second-quarter growth was weak as consumer spending and final sales faltered. However, during the third quarter, another surge in consumer spending drove strong growth.

Equity markets fell due to corporate governance issues, earning concerns and the potential for a war with Iraq.

The investment strategy-to focus only on the best ideas-helped the Fund significantly outperform its benchmark, despite difficult market conditions.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Our focus on valuation, return on capital, mid-sized companies and those companies that would benefit from an economic recovery all contributed to its outperformance as compared to its benchmark. In addition, investment returns were boosted by a lack of exposure to those stocks that performed the worst during the period, including information technology and telecommunications stocks.

Our overweight position in mid-cap industrial stocks such as Eaton Corp., the industrial manufacturer; Vulcan Materials Co., the construction material manufacturer; and Illinois Tool Works Inc., the global manufacturer of highly engineered products; all contributed to returns. These companies delivered positive results despite the slower-than-expected recovery due to cheaper prices and the expectation of better earnings that should occur once the economic recovery eventually takes hold.

Consumer discretionary stocks such as Maytag Corp. gained from stronger consumer spending. In addition, Maytag benefited from the acquisition of Amana, and stronger product demand.

HOW  IS  THE  FUND  POSITIONED?

Because this fund concentrates on investing in only 20 to 40 companies, we can quickly and effectively analyze and seize opportunities in the market. We expect mid-cap stocks to continue to outperform, because their valuations are more attractive than those of large-cap stocks, and they tend to perform well when the economy is coming out of a recession.

A global economic recovery trend should continue to generate strong demand for cyclical stocks. Consequently, we believe the opportunities for mid-cap and cyclical stocks should exist for some time, and we will continue to position the portfolio to take advantage.

PORTFOLIO  MANAGER:  SIMON  MELLUISH
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $2,222,243
OCTOBER  31,  2002


AGGREGATE  TOTAL  RETURN
(For  Period  Ended  October  31,  2002)



                                    Inception1
Class A. .   w/o SC2                -6.37%
             w/SC3                 -11.78%
Class B. . . w/o SC2                -7.02%
             w/SC4                 -11.67%
Class C. .   w/o SC2                -7.02%
             w/SC5                  -8.85%
Institutional Service Class6        -6.26%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  December  28,  2001.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE NATIONWIDE LEADERS  BENCHMARKS
DATE                  CLASS A             S&P 500     CPI
----------  ---------------------------  ----------  ------
12/28/2001                        9,425      10,000  10,000
10/31/2002                        8,822       7,816  10,269

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500) (a) and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


24  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002


COMMON  STOCKS  (95.2%)


GARTMORE  NATIONWIDE  LEADERS  FUND



                                                     SHARES OR
                                                 PRINCIPAL AMOUNT     VALUE
CAPITAL GOODS (13.9%)
Eaton Corp. . . . . . . . . . . . . . . . . . .              1,400  $   95,746
Pall Corp.. . . . . . . . . . . . . . . . . . .              6,000     104,220
Parker Hannifin Corp. . . . . . . . . . . . . .              2,500     109,075
                                                                    ----------
                                                                       309,041
                                                                    ----------
CHEMICALS (8.1%)
Eastman Chemical Co.. . . . . . . . . . . . . .              2,200      79,948
Ecolab, Inc.. . . . . . . . . . . . . . . . . .              2,100     101,325
                                                                    ----------
                                                                       181,273
                                                                    ----------
CONSTRUCTION & BUILDING MATERIALS (7.6%)
Masco Corp. . . . . . . . . . . . . . . . . . .              4,200      86,352
Vulcan Materials Co.. . . . . . . . . . . . . .              2,500      83,900
                                                                    ----------
                                                                       170,252
                                                                    ----------
CONSUMER PRODUCTS (12.0%)
Black & Decker Corp.. . . . . . . . . . . . . .              2,100      98,196
Fortune Brands, Inc.. . . . . . . . . . . . . .              1,800      90,108
Maytag Corp.. . . . . . . . . . . . . . . . . .              3,100      79,980
                                                                    ----------
                                                                       268,284
                                                                    ----------
FINANCIAL SERVICES (4.6%)
MBNA Corp.. . . . . . . . . . . . . . . . . . .              5,100     103,581
                                                                    ----------
FOOD & BEVERAGE (4.5%)
Anheuser-Busch Cos., Inc. . . . . . . . . . . .              1,900     100,244
                                                                    ----------
FURNITURE (3.9%)
Leggett & Platt, Inc. . . . . . . . . . . . . .              4,200      87,570
                                                                    ----------
HEALTHCARE (13.4%)
HCA, Inc. . . . . . . . . . . . . . . . . . . .              2,000      86,980
St. Jude Medical, Inc. (b). . . . . . . . . . .              2,800      99,708
Wellpoint Health Networks, Inc. (b) . . . . . .              1,500     112,815
                                                                    ----------
                                                                       299,503
                                                                    ----------
INSURANCE (2.9%)
Allstate Corp. (The). . . . . . . . . . . . . .              1,600      63,648
                                                                    ----------
LEISURE PRODUCTS (3.9%)
Brunswick Corp. . . . . . . . . . . . . . . . .              4,200      86,436
                                                                    ----------
MANUFACTURING (4.4%)
Illinois Tool Works, Inc. . . . . . . . . . . .              1,600      98,240
                                                                    ----------
MORTGAGE / ASSET BACKED OBLIGATIONS (4.2%)
Fannie Mae. . . . . . . . . . . . . . . . . . .              1,400      93,604
                                                                    ----------
Paper & Forest Products (3.7%)
Weyerhaeuser Co.. . . . . . . . . . . . . . . .              1,800  $   81,540
                                                                    ----------
RAILROADS (4.4%)
Norfolk Southern Corp.. . . . . . . . . . . . .              4,900      98,980
                                                                    ----------
UTILITIES (3.7%)
Dominion Resources, Inc.. . . . . . . . . . . .              1,700      81,600
TOTAL COMMON STOCKS                                                  2,123,796
REPURCHASE AGREEMENT (4.4%)
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $98,452
     (Fully collateralized by
     GARM security) . . . . . . . . . . . . . .  $          98,447      98,447
                                                                    ----------
TOTAL REPURCHASE AGREEMENT                                              98,447
                                                                    ----------
TOTAL INVESTMENTS (COST $2,432,586) (A) - 99.6%                      2,222,243
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                             8,264
                                                                    ----------
NET ASSETS - 100.0% . . . . . . . . . . . . . .              $       2,230,507
                                                             -----------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Denotes a non-income producing security. GARM Government Adjustable Rate Mortgage
See  notes  to  financial  statements.


                                                           2002 Annual Report 25

================================================================================
Leadership  Series

GARTMORE  U.S.
GROWTH  LEADERS  FUND

Class  A  Shares  symbol:               GXXAX
Class  B  Shares  symbol:               GXXBX
Class  C  Shares  symbol:               GXXCX
Institutional  Service  Class  symbol:  GXXIX


HOW  DID  THE  FUND  PERFORM?

The Fund outperformed on a relative basis, returning -8.80%* versus -15.11% for the S&P 500 Index, its benchmark, and -27.49% for the Nasdaq 100 Index.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

The equity markets staged a brief rally immediately after the attacks of Sept. 11, 2001. However, several factors dragged stock market performance down to levels not seen in several years.

Companies had trouble achieving profit growth partly because, in an overall environment of slow economic growth, most of them lacked sufficient pricing power to benefit from product sales alone. Negative economic data, a series of high-profile cases involving corporate accounting and management scandals, and a possible war with Iraq also took a serious toll on stock prices.

Despite a challenging environment, the Fund's focused investment style enabled it to achieve gains in areas where broader-focused funds may have experienced losses.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Positive returns within the biotechnology and pharmaceuticals industries greatly contributed to Fund outperformance, despite the fact that these areas finished the year deep in negative territory within the Fund's benchmarks.

In general, the pharmaceuticals industry was hampered by its limited product pipeline for new drugs as well as competition from cheaper, generic drug makers. Yet the Fund managed to see gains in these areas through investments in companies such as Forest Laboratories, Inc., which produced stellar earnings growth due to the rollout of its new anti-depressant drugs. IDEC Pharmaceuticals Corp., which benefited from strong sales of Rituxan, its leading cancer drug, also helped Fund returns.

Information technology has been hit very hard by weak demand from companies whose budgets remain tight. Yet strong individual stock selection within computer software, peripherals and Internet services industries helped the Fund's information technology holdings outperform those in the indexes.

HOW  IS  THE  FUND  POSITIONED?

The Fund's investment objective-to invest in the managers' 25 to 30 best investment ideas-lends it enough flexibility to adapt even to today's difficult market environment. Therefore, we will continue to invest in individual companies where we believe the fundamentals are solid and growth prospects are strong.

Despite a slowdown in consumer spending, for example, we continue to find attractive investment opportunities in consumer-related stocks. We are particularly optimistic about specialty retailers, several of which we believe are moderately priced, yet in a strong position to gain market share.

We also have added to our holdings within both the software and semiconductor industries (technology sector). We see several companies with excellent growth prospects in these industries, despite the sector's overall lackluster performance.

PORTFOLIO  MANAGER:  Christopher  Baggini,  CFA  and  Aaron  Harris
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $2,984,431
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)


                              1 Yr.     Inception1
Class A. . . . .  w/o SC2    -8.80%      -21.07%
                  w/SC3     -14.08%      -23.05%
Class B. . . . .  w/o SC2    -9.40%      -21.62%
                  w/SC4     -13.93%      -22.59%
Class C5 . . . .  w/o SC2    -9.33%      -21.37%
                  w/SC6     -11.13%      -21.71%
Institutional Service Class7 -8.58%      -20.77%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  June  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one-year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE U.S. GROWTH LEADERS  BENCHMARKS
DATE                  CLASS A              S&P 500     CPI
----------  ----------------------------  ----------  ------
6/30/2000.                         9,425      10,000  10,000
10/31/2000                        10,971       9,861  10,099
10/31/2001                         5,945       7,405  10,313
10/31/2002                         5,422       6,287  10,531

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500) (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002


COMMON  STOCKS  (96.4%)

GARTMORE  U.S.  GROWTH  LEADERS  FUND



                                                      SHARES OR
                                                  PRINCIPAL AMOUNT      VALUE
AEROSPACE / DEFENSE (3.9%)
Lockheed Martin Corp.. . . . . . . . . . . . . .              2,000  $  115,800
                                                                     -----------
AUTOMOTIVE (6.5%)
Advance Auto Parts, Inc. (b) . . . . . . . . . .              2,300     123,165
Harley-Davidson, Inc.. . . . . . . . . . . . . .              1,300      67,990
                                                                     -----------
                                                                        191,155
                                                                     -----------
BANKS (2.6%)
Bank of America Corp.. . . . . . . . . . . . . .              1,100      76,780
                                                                     -----------
BROADCAST MEDIA / CABLE TELEVISION (6.3%)
Clear Channel Communications, Inc. (b) . . . . .              5,000     185,250
                                                                     -----------
CAPITAL GOODS (2.3%)
General Electric Co. . . . . . . . . . . . . . .              2,700      68,175
                                                                     -----------
COMPUTER EQUIPMENT (16.5%)
Cisco Systems, Inc. (b). . . . . . . . . . . . .             13,000     145,340
Dell Computer Corp. (b). . . . . . . . . . . . .              5,000     143,050
Hewlett-Packard Co.. . . . . . . . . . . . . . .              5,000      79,000
International Business Machines Corp.. . . . . .              1,500     118,410
                                                                        485,800
                                                                     -----------
COMPUTER SOFTWARE & SERVICES (18.9%)
Affiliated Computer Services, Inc. Class A (b) .              2,700     124,335
BEA Systems, Inc. (b). . . . . . . . . . . . . .             15,000     121,335
Microsoft Corp. (b). . . . . . . . . . . . . . .              3,500     187,145
Symantec Corp. (b) . . . . . . . . . . . . . . .              3,000     120,000
                                                                     -----------
                                                                        552,815
                                                                     -----------
DRUGS (8.1%)
IDEC Pharmaceuticals Corp. (b) . . . . . . . . .              2,400     110,448
Pharmacia Corp.. . . . . . . . . . . . . . . . .              3,000     129,000
                                                                     -----------
                                                                        239,448
                                                                     -----------
FINANCIAL SERVICES (3.2%)
Marsh & McLennan Cos., Inc.. . . . . . . . . . .              2,000      93,420
                                                                     -----------
HEALTHCARE SERVICES (1.5%)
HCA, Inc.. . . . . . . . . . . . . . . . . . . .              1,000      43,490
                                                                     -----------
MEDICAL PRODUCTS (7.2%)
Boston Scientific Corp. (b). . . . . . . . . . .              3,500     131,705
Medtronic, Inc.. . . . . . . . . . . . . . . . .              1,800      80,640
                                                                     -----------
                                                                        212,345
                                                                     -----------
RETAIL (9.4%)
Home Depot, Inc. . . . . . . . . . . . . . . . .              6,000     173,280
The Gap, Inc.. . . . . . . . . . . . . . . . . .              8,800     103,576
                                                                     -----------
                                                                        276,856
                                                                     -----------
SEMICONDUCTORS (7.1%)
Maxim Integrated Products, Inc. (b). . . . . . .              2,000  $   63,680
QLogic Corp. (b) . . . . . . . . . . . . . . . .              4,200     146,202
                                                                     -----------
                                                                        209,882
                                                                     -----------
TELECOMMUNICATIONS (2.9%)
Qualcomm, Inc. (b) . . . . . . . . . . . . . . .              2,500      86,300
                                                                     -----------
TOTAL COMMON STOCKS                                                   2,837,516
                                                                     -----------
REPURCHASE AGREEMENT (5.0%)
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $146,922
     (Fully collateralized by
     Freddie Mac Gold Securities). . . . . . . .  $         146,915     146,915
                                                                     -----------
TOTAL REPURCHASE AGREEMENT                                              146,915
                                                                     -----------
TOTAL INVESTMENTS (COST $2,792,655) (A) - 101.4%                      2,984,431
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%                          (40,807)
                                                                     -----------
NET ASSETS - 100.0%. . . . . . . . . . . . . . .                     $ 2,943,624

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
See  notes  to  financial  statements.



                                                           2002 Annual Report 27

================================================================================
Leadership  Series

GARTMORE  WORLDWIDE
LEADERS  FUND

Class  A  Shares  symbol:               GLLAX
Class  B  Shares  symbol:               GLLBX
Class  C  Shares  symbol:               GLLCX
Institutional  Service  Class  symbol:  GLLSX


HOW  DID  THE  FUND  PERFORM?

On a relative basis, the Fund outperformed, returning -12.14%* versus -14.50% for its benchmark, the Morgan Stanley Capital International World Index. For broader comparison, the S&P 500 Index returned -15.11% for the same period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Slowing global economic growth, profit concerns, lack of investor confidence in corporate governance, the threat of terrorism, a potential war with Iraq and high market volatility created a difficult environment for global equity investors.

However, the Fund's strategy-to focus on only the best ideas-allocating investments according to individual security risk, and seeking stocks that can add unexpected earnings, helped it to outperform the benchmark.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

The Fund's underweight position in the United States was a strong contributor to performance because the U.S. market suffered more compared to other major markets. In relation to the Index, holdings in Japan, the United Kingdom and Germany all added to performance, while those in France, Hong Kong and Sweden detracted from returns.

Consumer discretionary stocks such as U.K. homebuilder George Wimpey, German automobile manufacturer BMW and the Japanese consumer electronics company Sony Corp. all contributed strongly to performance. These stocks were driven by their strong franchises and global brands. They also were aided by solid consumer spending, which remained robust despite weakening economic conditions.

Due to weak corporate investment spending, the Fund held an underweight position in information technology stocks during most of the period but added to the Fund's technology holdings late in the period. This strategic positioning helped the Fund to outperform the Index since these stocks underperformed during most of the period and then rallied in October.

HOW  IS  THE  FUND  POSITIONED?

Because we concentrate on only 20 to 40 companies, we can quickly and effectively analyze and seize opportunities in the market. Our investment strategy is to move to a more neutral posture-neither defensive nor aggressive. To that end, we have reduced our holdings in Japan and increased our holdings in the United States, though we maintained an overall underweight position in the United States.

Top holdings include companies with high potential to benefit from continued strong consumer spending, such as U.K. homebuilder George Wimpey and German automaker BMW. Companies that should gain from a market recovery, such as Merrill Lynch, the global financial services firm, and Lloyds TSB Group, a U.K. bank, also are top holdings.

While we expect continued market volatility, most of the negative news is behind us and many stocks we are looking at are now very attractively priced.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners-Subadviser
*Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $3,073,474
OCTOBER  31,  2002


AVERAGE ANNUAL TOTAL RETURN
(For Periods Ended October 31, 2002)

                              1 YR.   INCEPTION1
Class A. . . . . . w/o SC2   -12.14%      -24.08%
                   w/SC3     -17.17%      -26.13%
Class B. . . . .   w/o SC2   -12.74%      -24.66%
                   w/SC4     -17.10%      -25.71%
Class C5 . . . . . w/o SC2   -12.68%      -24.46%
                   w/SC6     -14.38%      -24.81%
Institutional Service Class7 -11.92%      -23.83%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  August  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE WORLDWIDE LEADERS  BENCHMARKS
DATE                 CLASS A            MSCI WORLD   CPI
----------  --------------------------  ----------  ------
8/30/2000.                       9,425      10,000  10,000
10/31/2000                       8,596       9,312  10,069
10/31/2001                       5,900       6,962  10,284
10/31/2002                       5,184       5,952  10,501

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World) (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The MSCI World is an index that has developing countries' securities and represents the local market of that security.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


28  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

COMMON  STOCKS  (98.1%)

GARTMORE  WORLDWIDE  LEADERS  FUND



                                                       SHARES      VALUE
BELGIUM (2.4%)
BREWERY (2.4%)
Interbrew . . . . . . . . . . . . . . . . . . . . .       3,400  $   76,600
                                                                 ----------
FINLAND (3.5%)
OIL & GAS (3.5%)
Fortum Oyj. . . . . . . . . . . . . . . . . . . . .      18,100     108,443
                                                                 ----------
FRANCE (2.6%)
OIL & GAS (2.6%)
Total Fina Elf SA . . . . . . . . . . . . . . . . .         600      82,650
                                                                 ----------
GERMANY (4.1%)
AUTOMOTIVE (4.1%)
Bayerische Motoren Werke AG . . . . . . . . . . . .       3,600     128,343
                                                                 ----------
HONG KONG (3.9%)
DIVERSIFIED (3.9%)
Hutchison Whampoa Ltd.. . . . . . . . . . . . . . .      20,000     123,086
                                                                 ----------
ISRAEL (2.2%)
MEDICAL-DRUGS (2.2%)
Teva Pharmaceutical Industries Ltd. ADR . . . . . .         875      67,751
                                                                 ----------
JAPAN (8.0%)
AUTOMOTIVE (2.1%)
Nissan Motor Co. Ltd. . . . . . . . . . . . . . . .       8,600      66,057
                                                                 ----------
BUILDING & CONSTRUCTION (3.0%)
Nishimatsu Construction Co. Ltd.. . . . . . . . . .      32,000      92,205
                                                                 ----------
REAL ESTATE (2.9%)
Mitsui Fudosan Co. Ltd. . . . . . . . . . . . . . .      12,000      91,976
                                                                 ----------
                                                                    250,238
                                                                 ----------
NETHERLANDS (5.4%)
ELECTRONIC COMPONENTS (2.7%)
Koninklijke (Royal) Philips Electronics NV. . . . .       4,700      84,245
                                                                 ----------
OIL & GAS (2.7%)
Royal Dutch Petroleum Co. . . . . . . . . . . . . .       2,000      86,512
                                                                 ----------
                                                                    170,757
                                                                 ----------
SWITZERLAND (3.1%)
OPTICAL SUPPLIES (3.1%)
Alcon, Inc. (b) . . . . . . . . . . . . . . . . . .       2,400      98,448
                                                                 ----------
TAIWAN (4.5%)
ELECTRONICS (2.3%)
AU Optronics Corp. ADR (b). . . . . . . . . . . . .      10,600      71,020
SEMICONDUCTORS (2.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (b)       9,000  $   70,380
                                                                 ----------
                                                                    141,400
                                                                 ----------
UNITED KINGDOM (25.3%)
BANKING (7.9%)
Lloyds TSB Group PLC. . . . . . . . . . . . . . . .      18,300     157,467
Royal Bank of Scotland Group PLC. . . . . . . . . .       3,700      87,061
                                                                 ----------
                                                                    244,528
                                                                 ----------
BUILDING & CONSTRUCTION (3.0%)
George Wimpey PLC . . . . . . . . . . . . . . . . .      21,700      93,362
                                                                 ----------
INSURANCE (2.5%)
Aviva PLC . . . . . . . . . . . . . . . . . . . . .      10,200      78,194
                                                                 ----------
MINING (3.3%)
Rio Tinto PLC . . . . . . . . . . . . . . . . . . .       5,800     104,806
                                                                 ----------
PHARMACEUTICALS (2.6%)
AstraZeneca PLC . . . . . . . . . . . . . . . . . .       2,200      82,089
                                                                 ----------
RETAIL (3.1%)
GUS PLC . . . . . . . . . . . . . . . . . . . . . .      10,800      97,578
                                                                 ----------
TELECOMMUNICATIONS (2.9%)
British Sky Broadcasting Group PLC (b). . . . . . .       9,700      91,585
                                                                 ----------
                                                                    792,142
                                                                 ----------
UNITED STATES (33.1%)
AEROSPACE/DEFENSE (1.7%)
Lockheed Martin Corp. . . . . . . . . . . . . . . .         900      52,110
                                                                 ----------
AIRLINES (3.6%)
Jetblue Airways Corp. (b) . . . . . . . . . . . . .       2,800     113,092
                                                                 ----------
COMMERCIAL SERVICES (3.0%)
Weight Watchers International, Inc. (b) . . . . . .       2,000      94,700
                                                                 ----------
COMMUNICATIONS (2.4%)
Comcast Corp. (b) . . . . . . . . . . . . . . . . .       3,300      75,933
                                                                 ----------
COMPUTER SOFTWARE (2.6%)
Microsoft Corp. (b) . . . . . . . . . . . . . . . .       1,500      80,205
                                                                 ----------
DIVERSIFIED MANUFACTURING OPERATIONS (2.1%)
Tyco International Ltd. . . . . . . . . . . . . . .       4,600      66,516
                                                                 ----------
ELECTRONIC EQUIPMENT (1.9%)
Flextronics International Ltd. (b). . . . . . . . .       7,100      59,356
                                                                 ----------
FINANCIAL SERVICES (4.6%)
Merrill Lynch & Co. Inc.. . . . . . . . . . . . . .       3,700     140,415
                                                                 ----------

                                                           2002 Annual Report 29

================================================================================
Leadership  Series

STATEMENT  OF  INVESTMENTS  (CONTINUED)
OCTOBER  31,  2002

GARTMORE  WORLDWIDE  LEADERS  FUND  (CONTINUED)


COMMON  STOCKS  (CONTINUED)

                                                       SHARES      VALUE

HOME FURNISHING (3.2%)
Newell Rubbermaid, Inc. . . . . . . . . . . . . . .       3,100  $  100,502
                                                                 ----------
HOSPITALS (1.8%)
HCA, Inc. . . . . . . . . . . . . . . . . . . . . .       1,300      56,537
                                                                 ----------
MEDICAL INSTRUMENTS (3.0%)
St. Jude Medical, Inc. (b). . . . . . . . . . . . .       2,600      92,586
                                                                 ----------
PHARMACEUTICALS (3.2%)
Pfizer, Inc.. . . . . . . . . . . . . . . . . . . .       3,200     101,664
                                                                 ----------
                                                                  1,033,616
                                                                 ----------
TOTAL COMMON STOCKS                                               3,073,474
                                                                 ----------
TOTAL INVESTMENTS (COST $3,014,844) (A) - 98.1%                   3,073,474
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%                         60,505
                                                                 ----------
NET ASSETS - 100.0% . . . . . . . . . . . . . . .                $3,133,979
                                                                 ----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
ADR  American  Depositary  Receipt

At October 31, 2002, the Fund's open forward foreign currency contracts were as follows:




                                                                 Unrealized
                      Delivery   Contract                        Appreciation/
   Currency           Date          Value        Market Value   (Depreciation)
Short Contracts:
British Pound . . . .   11/04/02  $  60,976  $       61,452   $        (476)
Euro. . . . . . . . .   11/04/02    162,800         165,381          (2,581)
Japanese Yen. . . . .   11/01/02     83,476          84,573          (1,097)
Total Short Contracts             $ 307,252  $      311,406   $      (4,154)


See  notes  to  financial  statements.

30  Annual  Report  2002

================================================================================
STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002




                                                           GARTMORE      GARTMORE       GARTMORE
                                                          NATIONWIDE    U.S. GROWTH    WORLDWIDE
                                                           LEADERS        LEADERS       LEADERS
                                                             FUND          FUND           FUND
                                                        ------------------------------------------
ASSETS:
Investments, at value
     (cost $2,334,139; $2,645,740
     and $3,014,844; respectively). . . . . . . . . . .  $ 2,123,796   $  2,837,516   $ 3,073,474
Repurchase agreements, at cost. . . . . . . . . . . . .       98,447        146,915             -
                                                        ------------------------------------------
     Total Investments. . . . . . . . . . . . . . . . .    2,222,243      2,984,431     3,073,474
                                                        ------------------------------------------
Foreign currency, at value
     (cost $0; $0 and $58,290; respectively). . . . . .            -              -        57,669
Interest and dividends receivable . . . . . . . . . . .        3,314            462           920
Receivable for investments sold . . . . . . . . . . . .            -         94,761       311,455
Receivable from adviser . . . . . . . . . . . . . . . .        8,197            295         1,690
Reclaims receivable . . . . . . . . . . . . . . . . . .            -              -         4,036
Prepaid expenses and other assets . . . . . . . . . . .          403         10,549        10,084
                                                        ------------------------------------------
     Total Assets . . . . . . . . . . . . . . . . . . .    2,234,157      3,090,498     3,459,328
                                                        ------------------------------------------
LIABILITIES:
Line of Credit. . . . . . . . . . . . . . . . . . . . .            -              -       105,270
Payable for investments purchased . . . . . . . . . . .            -        138,496       210,644
Unrealized depreciation on forward
     foreign currency contracts . . . . . . . . . . . .            -              -         4,154
Accrued expenses and other payables
     Investment advisory fees . . . . . . . . . . . . .        1,694          2,454         2,598
     Fund administration and transfer agent fees. . . .        1,105          2,704         1,173
     Distribution fees. . . . . . . . . . . . . . . . .          200            871         1,009
     Administrative servicing fees. . . . . . . . . . .           88             53            21
     Other. . . . . . . . . . . . . . . . . . . . . . .          563          2,296           480
                                                        ------------------------------------------
     Total Liabilities. . . . . . . . . . . . . . . . .        3,650        146,874       325,349
                                                        ------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $ 2,230,507   $  2,943,624   $ 3,133,979
                                                        ------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,501,845   $  5,113,917   $ 5,363,163
Accumulated net investment income (loss). . . . . . . .        3,641              -         4,154
Accumulated net realized gains (losses)
     from investment and foreign currency
     transactions . . . . . . . . . . . . . . . . . . .      (64,636)    (2,362,069)   (2,288,858)
Net unrealized appreciation
     (depreciation) on investments and
     translation of assets and
     liabilities denominated in foreign currencies. . .     (210,343)       191,776        55,520
                                                        ------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $ 2,230,507   $  2,943,624   $ 3,133,979
                                                        ------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . . . . . .  $   891,367   $  1,356,092   $ 1,045,926
Class B Shares. . . . . . . . . . . . . . . . . . . . .      317,362        719,086       936,469
Class C Shares. . . . . . . . . . . . . . . . . . . . .      243,371         15,648        18,518
Institutional Service Class Shares. . . . . . . . . . .      778,407        852,798     1,133,066
                                                        ------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,230,507   $  2,943,624   $ 3,133,979
                                                        ------------------------------------------
SHARES OUTSTANDING (unlimited number of
     shares authorized):
Class A Shares. . . . . . . . . . . . . . . . . . . . .       94,234        247,175       190,335
Class B Shares. . . . . . . . . . . . . . . . . . . . .       33,753        133,237       173,030
Class C Shares. . . . . . . . . . . . . . . . . . . . .       25,878          2,879         3,405
Institutional Service Class Shares. . . . . . . . . . .       82,161        153,963       204,597
                                                        ------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . . . . . .      236,026        537,254       571,367
                                                        ------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . . . . . . .  $      9.46   $       5.49   $      5.50
Class B Shares (a). . . . . . . . . . . . . . . . . . .  $      9.40   $       5.40   $      5.41
Class C Shares (b). . . . . . . . . . . . . . . . . . .  $      9.40   $       5.44   $      5.44
Institutional Service Class Shares. . . . . . . . . . .  $      9.47   $       5.54   $      5.54
MAXIMUM OFFERING PRICE PER SHARE
      (100%/(100%-maximum sales charge)
     of net asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . . . . . .  $     10.04   $       5.82   $      5.84
Class C Shares. . . . . . . . . . . . . . . . . . . . .  $      9.49   $       5.49   $      5.49
                                                        ------------------------------------------
Maximum Sales Charge - Class A Shares . . . . . . . . .         5.75%          5.75%         5.75%
                                                        ------------------------------------------
Maximum Sales Charge - Class C Shares . . . . . . . . .         1.00%          1.00%         1.00%
                                                        ------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.


                                                           2002 Annual Report 31

================================================================================
Leadership  Series

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002




                                                               GARTMORE      GARTMORE       GARTMORE
                                                              NATIONWIDE    U.S. GROWTH    WORLDWIDE
                                                               LEADERS        LEADERS       LEADERS
                                                               FUND (A)        FUND           FUND
                                                            ------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . .  $     2,334   $      2,514   $     2,636
Dividend income (net of foreign withholding tax
     of $0; $0 and $3,693; respectively). . . . . . . . . .       27,845          8,567        52,834
                                                            ------------------------------------------
     Total Income . . . . . . . . . . . . . . . . . . . . .       30,179         11,081        55,470
                                                            ------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . . . . . . . .       16,225         27,717        33,362
Fund administration and transfer
     agent fees . . . . . . . . . . . . . . . . . . . . . .        5,022         16,774        14,959
Distribution fees Class A . . . . . . . . . . . . . . . . .        1,803          3,661         2,832
Distribution fees Class B . . . . . . . . . . . . . . . . .        2,648          8,393        10,505
Distribution fees Class C . . . . . . . . . . . . . . . . .        2,285            156           210
Administrative servicing fees Class A . . . . . . . . . . .            -             83            16
Administrative servicing fees Institutional Service Class .          675            109            61
Professional fees . . . . . . . . . . . . . . . . . . . . .        8,481            231           239
Registration and filing fees. . . . . . . . . . . . . . . .       49,220         25,352        24,919
Printing fees . . . . . . . . . . . . . . . . . . . . . . .        3,147          9,747         2,652
Other . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,471          1,855         2,111
                                                            ------------------------------------------
     Total expenses before reimbursed expenses. . . . . . .       91,977         94,078        91,866
Expenses reimbursed . . . . . . . . . . . . . . . . . . . .      (62,850)       (43,098)      (31,081)
                                                            ------------------------------------------
     Total Expenses . . . . . . . . . . . . . . . . . . . .       29,127         50,980        60,785
                                                            ------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . . . . . .        1,052        (39,899)       (5,315)
                                                            ------------------------------------------
REALIZED/UNREALIZED GAINS
     (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on
     investment transactions. . . . . . . . . . . . . . . .      (64,636)      (574,350)   (1,392,113)
Net realized gains (losses) on foreign
     currency transactions. . . . . . . . . . . . . . . . .            -              -       (77,963)
                                                            ------------------------------------------
Net realized gains (losses) on  investment
     and foreign currency transactions. . . . . . . . . . .      (64,636)      (574,350)   (1,470,076)
Net change in unrealized appreciation/
     depreciation on investments and translation of assets
     and liabilities denominated in foreign currencies. . .     (210,343)       215,122     1,029,657
                                                            ------------------------------------------
Net realized/unrealized gains (losses) on
     investments and foreign currencies . . . . . . . . . .     (274,979)      (359,228)     (440,419)
                                                            ------------------------------------------
CHANGE IN NET ASSETS
     RESULTING FROM OPERATIONS. . . . . . . . . . . . . . .   $ (273,927)    $ (399,127)   $ (445,734)
                                                            ------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.


32  Annual  Report  2002

================================================================================
STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                     GARTMORE
                                    NATIONWIDE       GARTMORE
                                     LEADERS       U.S. GROWTH                           GARTMORE
                                       FUND        LEADERS FUND                   WORLDWIDE LEADERS FUND
                                   Period Ended     Year Ended     Year Ended           Year Ended          Year Ended
                                   October 31,     October 31,     October 31,         October 31,          October 31,
                                     2002 (a)          2002           2001                 2002                2001
                                  --------------------------------------------------------------------------------------
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income
     (loss). . . . . . . . . . .  $       1,052        ($39,899)      ($33,659)                  ($5,315)      ($10,724)
Net realized gains (losses)
     on investment and
     foreign currency
    transactions . . . . . . . .        (64,636)       (574,350)    (1,771,461)               (1,470,076)      (773,581)
Net change in
     unrealized appreciation/
     depreciation on
    investments and liabilities
     denominated in
     oreign currencies . . . . .       (210,343)        215,122       (135,701)                1,029,657       (666,078)
                                  --------------------------------------------------------------------------------------
Change in net assets
    resulting  from operations .       (273,927)       (399,127)    (1,940,821)                 (445,734)    (1,450,383)
                                  --------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income. . . . . .           (580)              -              -                         -              -
Net realized gains
     on investments. . . . . . .              -               -        (77,919)                        -              -
DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net realized gains
     on investments. . . . . . .              -               -        (38,303)                        -              -
DISTRIBUTIONS TO
     INSTITUTIONAL SERVICE
     CLASS SHAREHOLDERS
     FROM:
Net investment income. . . . . .           (660)              -              -                         -              -
Net realized gains
     on investments. . . . . . .              -               -        (32,513)                        -              -
                                  --------------------------------------------------------------------------------------
Change in net assets from
     shareholder distributions .         (1,240)              -       (148,735)                        -              -
                                  --------------------------------------------------------------------------------------
Change in net assets from
    capital  transactions. . . .      2,505,674         917,301      1,522,623                   364,889         82,914
                                  --------------------------------------------------------------------------------------
Change in net assets . . . . . .      2,230,507         518,174       (566,933)                  (80,845)    (1,367,469)
NET ASSETS:
Beginning of period. . . . . . .              -       2,425,450      2,992,383                 3,214,824      4,582,293
                                  --------------------------------------------------------------------------------------
End of period. . . . . . . . . .  $   2,230,507   $   2,943,624   $  2,425,450   $             3,133,979   $  3,214,824
                                  --------------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.


2002  Annual  Report  33

================================================================================
Leadership  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

Gartmore  Nationwide  Leaders  Fund




                                                    INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                                      NET                        NET
                                     ASSET                  REALIZED AND                                               NET
                                     VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                   BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                       OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                     PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                   ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2002 (d)  $    10.00        0.02          (0.55)       (0.53)       (0.01)          (0.01)  $  9.46
CLASS B SHARES
Period Ended October 31, 2002 (d)  $    10.00       (0.05)         (0.55)       (0.60)           -               -   $  9.40
CLASS C SHARES
Period Ended October 31, 2002 (d)  $    10.00       (0.05)         (0.55)       (0.60)           -               -   $  9.40
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2002 (d)  $    10.00        0.03          (0.55)       (0.52)       (0.01)          (0.01)  $  9.47


                                                                     RATIOS  /  SUPPLEMENTAL  DATA
                                                                           RATIO OF
                                                                              NET           RATIO
                                                                          INVESTMENT     OF EXPENSES
                                                    NET       RATIO OF      INCOME        (PRIOR TO
                                                  ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                 AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                      TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                   RETURN (A)     (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2002 (d)  (5.34%) (e)  $       891    1.45% (f)    0.23% (f)        4.93% (f)        60.54%
CLASS B SHARES
Period Ended October 31, 2002 (d)  (6.00%) (e)  $       317    2.20% (f)  (0.58%) (f)        5.78% (f)        60.54%
CLASS C SHARES
Period Ended October 31, 2002 (d)  (6.00%) (e)  $       243    2.21% (f)  (0.60%) (f)        5.80% (f)        60.54%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2002 (d)  (5.23%) (e)  $       778    1.32% (f)    0.39% (f)        4.74% (f)        60.54%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date the net asset value was $10.11 per share for all classes which resulted in returns of (6.37%), (7.02%), (7.02%) and (6.26%) for Class A shares, Class B shares, Class C shares and Institutional Service Class shares, respectively.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.

34  Annual  Report  2002

================================================================================
GARTMORE  U.S.  GROWTH  LEADERS  FUND




                                          INVESTMENT  ACTIVITIES                        DISTRIBUTIONS

                                                                NET
                                                              REALIZED
                                                                AND
                                      NET                    UNREALIZED                                             NET
                                     ASSET         NET         GAINS         TOTAL                                 ASSET
                                     VALUE,    INVESTMENT     (LOSSES)       FROM         NET                     VALUE,
                                   BEGINNING     INCOME          ON       INVESTMENT   REALIZED       TOTAL       END OF
                                   OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS   PERIOD
                                   ----------  -----------  ------------  -----------  ---------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00       (0.01)         1.65         1.64          -               -   $ 11.64
Year Ended October 31, 2001 . . .  $    11.64       (0.08)        (5.13)       (5.21)     (0.41)          (0.41)  $  6.02
Year Ended October 31, 2002 . . .  $     6.02       (0.07)        (0.46)       (0.53)         -               -   $  5.49
CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00       (0.03)         1.65         1.62          -               -   $ 11.62
Year Ended October 31, 2001 . . .  $    11.62       (0.11)        (5.14)       (5.25)     (0.41)          (0.41)  $  5.96
Year Ended October 31, 2002 . . .  $     5.96       (0.12)        (0.44)       (0.56)         -               -   $  5.40
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     6.45       (0.04)        (0.41)       (0.45)         -               -   $  6.00
Year Ended October 31, 2002 (f) .  $     6.00       (0.12)        (0.44)       (0.56)         -               -   $  5.44
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00           -          1.66         1.66          -               -   $ 11.66
Year Ended October 31, 2001 . . .  $    11.66       (0.06)        (5.13)       (5.19)     (0.41)          (0.41)  $  6.06
Year Ended October 31, 2002 (f) .  $     6.06       (0.06)        (0.46)       (0.52)         -               -   $  5.54


                                                           RATIOS  /  SUPPLEMENTAL  DATA
                                                                        RATIO          RATIO
                                                            RATIO      OF NET           OF
                                                  NET        OF      INVESTMENT      EXPENSES
                                                 ASSETS   EXPENSES     INCOME        (PRIOR TO
                                                 AT END      TO        (LOSS)     REIMBURSEMENTS)
                                                   OF      AVERAGE   TO AVERAGE     TO AVERAGE
                                      TOTAL      PERIOD      NET         NET            NET         PORTFOLIO
                                   RETURN (A)    (000S)    ASSETS      ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  --------  ---------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)   16.40%(g)   $  1,411     1.20%(h)   (0.30)%(h)      8.29%(h)      124.62%
Year Ended October 31, 2001 . . . (45.81)%      $  1,195     1.60%      (1.04)%         7.91%         944.67%
Year Ended October 31, 2002 . . .  (8.80)%      $  1,356     1.57%      (1.20)%         3.04%         773.95%
CLASS B SHARES
Period Ended October 31, 2000 (d)   16.20%(g)   $    804     1.70%(h)   (0.83)%(h)      9.20%(h)      124.62%
Year Ended October 31, 2001 . . .  (46.25)%     $    772      2.20%     (1.66)%         8.84%         944.67%
Year Ended October 31, 2002 . . .   (9.40)%     $    719      2.26%     (1.89)%         3.88%         773.95%
CLASS C SHARES
Period Ended October 31, 2001 (e)  (6.98%)(g)   $      9      2.20%(h)  (1.77)%(h)      9.87%(h)      944.67%
Year Ended October 31, 2002 (f) .  (9.33)%      $     16      2.27%     (1.89)%         3.69%         773.95%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  16.60%(g)    $    777      0.75%(h)   0.12%(h)       8.14%(h)      124.62%
Year Ended October 31, 2001 . . . (45.55)%      $    449      1.30%     (0.75)%         7.39%         944.67%
Year Ended October 31, 2002 (f) .  (8.58)%      $    853      1.32%     (0.95)%         2.52%         773.95%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.


                                                           2002 Annual Report 35

================================================================================
Leadership  Series


GARTMORE  WORLDWIDE  LEADERS  FUND

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding




                                                    INVESTMENT  ACTIVITIES            RATIOS  /  SUPPLEMENTAL  DATA
                                                                NET
                                                              REALIZED                                                   RATIO
                                                                AND                                            NET        OF
                                      NET                    UNREALIZED                  NET                  ASSETS   EXPENSES
                                     ASSET         NET         GAINS         TOTAL      ASSET                 AT END      TO
                                     VALUE,    INVESTMENT     (LOSSES)       FROM      VALUE,                   OF      AVERAGE
                                   BEGINNING     INCOME          ON       INVESTMENT   END OF      TOTAL      PERIOD      NET
                                   OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD   RETURN (A)    (000S)    ASSETS
                                   ----------  -----------  ------------  -----------  -------  -----------  --------  ---------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00           -         (0.88)       (0.88)  $  9.12   (8.80)%(f)  $  1,542   1.68%(g)
Year Ended October 31, 2001 . . .  $     9.12       (0.01)        (2.85)       (2.86)  $  6.26   (31.36)%    $  1,096    1.75%
Year Ended October 31, 2002 . . .  $     6.26           -         (0.76)       (0.76)  $  5.50   (12.14)%    $  1,046    1.69%
CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00           -         (0.89)       (0.89)  $  9.11    (8.90)%(f) $  1,519    2.26%(g)
Year Ended October 31, 2001 . . .  $     9.11       (0.06)        (2.85)       (2.91)  $  6.20   (31.94)%    $  1,051    2.35%
Year Ended October 31, 2002 . . .  $     6.20       (0.04)        (0.75)       (0.79)  $  5.41   (12.74)%    $    936    2.39%
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     7.77       (0.02)        (1.52)       (1.54)  $  6.23   (19.82)%(f) $     20    2.35%(g)
Year Ended October 31, 2002 . . .  $     6.23       (0.04)        (0.75)       (0.79)  $  5.44   (12.68)%    $     19    2.39%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00        0.01         (0.89)       (0.88)  $  9.12    (8.80)%(f) $  1,521    1.36%(g)
Year Ended October 31, 2001 . . .  $     9.12        0.01         (2.84)       (2.83)  $  6.29   (31.03)%    $  1,048    1.42%
Year Ended October 31, 2002 . . .  $     6.29        0.01         (0.76)       (0.75)  $  5.54   (11.92)%    $  1,133    1.42%



                                         RATIOS  /  SUPPLEMENTAL  DATA
                                      RATIO          RATIO
                                     OF NET        EXPENSES
                                   INVESTMENT      PRIOR TO
                                     INCOME     REIMBURSEMENTS
                                     (LOSS)           TO
                                   TO AVERAGE       AVERAGE
                                       NET            NET         PORTFOLIO
                                     ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)     0.05%(g)        6.74%(g)        21.59%
Year Ended October 31, 2001 . . .    (0.19)%          5.71%           34.57%
Year Ended October 31, 2002 . . .    (0.03)%          2.60%          467.35%
CLASS B SHARES
Period Ended October 31, 2000 (d)    (0.53)%(g)       7.47%(g)        21.59%
Year Ended October 31, 2001 . . .    (0.78)%          6.47%           34.57%
Year Ended October 31, 2002 . . .    (0.72)%          3.36%          467.35%
CLASS C SHARES
Period Ended October 31, 2001 (e)    (1.04)%(g)       7.40%(g)        34.57%
Year Ended October 31, 2002 . . .    (0.71)%          3.41%          467.35%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)      0.37%(g)       6.45% (g)       21.59%
Year Ended October 31, 2001 . . .      0.13%          5.44%           34.57%
Year Ended October 31, 2002 . . .      0.25%          2.34%          467.35%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

36  Annual  Report  2002

================================================================================
International  Series

GARTMORE  EMERGING
MARKETS  FUND

Class  A  Shares  symbol:               GEGAX
Class  B  Shares  symbol:               GEGBX
Class  C  Shares  symbol:               GEGCX
Institutional  Service  Class  symbol:  GEGSX

HOW  DID  THE  FUND  PERFORM?

The Fund produced a positive absolute return of 13.71%* versus 12.97% for its benchmark, the S&P/IFCI Emerging Markets Composite Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Emerging Markets significantly outperformed developed markets because of very attractive stock prices, strong corporate earnings growth, solid domestic demand and continued outsourcing of manufacturing from developed countries to low-cost producers in Emerging Markets countries.

Top-performing Emerging Markets (in order of performance) included Russia, the Czech Republic, South Korea, Thailand and Hungary. Fund holdings in these countries were up an average of more than 40%.

The Fund outperformed its benchmark due largely to an overweight position (versus the benchmark) in Russia and successful stock selection within the markets of Mexico, Thailand, Israel and South Korea.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

In stark contrast to the S&P 500 Index, in which nine of 10 U.S. economic sectors reported negative returns, eight of 12 Emerging Markets economic sectors showed positive returns for the period. By comparison, the Fund's Emerging Markets technology holdings were up more than 25%, while technology stocks in the United States were down by more than 25%.

Our industrial, financial, energy, technology and health-care holdings helped the Fund beat the benchmark; only the materials sector detracted from returns.

HOW  IS  THE  FUND  POSITIONED?

In Latin America, we are overweight (versus the benchmark) in Mexican holdings due to the resilience of its domestic economy and the potential increase in export activity from a stronger U.S. economy. We have a neutral weighting in Brazil (equal to that of the Index) but we plan to add to positions in that country when we find attractive prices. Investors' fears of dramatic policy changes from the new administration have been moderating, and the market subsequently rallied strongly in October.

In Asia, we believe that strong domestic conditions will sustain robust intra-regional trade, with China as the driving force, given its large population and rapid growth rate. We have reduced the weighting in South Korea after the government's intervention to increase telecommunications companies' spending on technology sector research and development. (While this intervention may prevent the government from cutting mobile phone charges next year, the increased technology spending creates uncertainties about telecommunications companies' future returns on capital.) In addition, we became more concerned about the growth of consumers' bad debts.

We increased the Fund's exposure to the technology sector due to attractive prices, improving earnings announcements and more optimistic technology company guidance about future earnings. Given our more optimistic view on technology, we have increased exposure to Taiwan, which is dominated by this sector.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners-Subadviser
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $4,584,644
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)



                               1 YR.   INCEPTION1
Class A.         . w/o SC2    13.71%      -16.23%
                   w/SC3       7.26%      -18.48%
Class B. . . .     w/o SC2    12.96%      -16.77%
                   w/SC4       7.96%      -17.93%
Class C5 . . .     w/o SC2    12.96%      -16.26%
                   w/SC6      10.85%      -16.64%
Institutional Service Class7  14.14%      -15.85%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  August  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one-year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE EMERGING MARKETS              BENCHMARKS
DATE                 CLASS A           S&P/IFCI EMERGING MARKETS COMPOSITE   CPI
----------  -------------------------  -----------------------------------  ------
8/30/2000.                      9,425                               10,000  10,000
10/31/2000                      7,652                                8,368  10,069
10/31/2001                      5,644                                6,602  10,284
10/31/2002                      6,418                                7,458  10,501

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, S&P/IFCI Emerging Markets Composite Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The S&P/IFCI Emerging Markets Composite is an index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                           2002 Annual Report 37

================================================================================
International  Series


STATEMENT  OF  INVESTMENTS
October  31,  2002


GARTMORE  EMERGING  MARKETS  FUND


COMMON  STOCKS  (98.8%)


                                                           SHARES OR
                                                       PRINCIPAL AMOUNT     VALUE
ARGENTINA (0.0%)
FINANCIAL SERVICES (0.0%)
Grupo Financiero Galicia SA ADR (b) . . . . . . . . .              1,100  $    1,232
                                                                          ----------
BRAZIL (6.4%)
BANKING (0.9%)
Banco Bradesco SA ADR . . . . . . . . . . . . . . . .              2,100      27,930
Unibanco - Uniao de Bancos Brasileiros SA GDR . . . .              1,600      14,576
                                                                          ----------
                                                                              42,506
                                                                          ----------
BEVERAGES (0.6%)
Companhia de Bebidas das Americas ADR . . . . . . . .              1,800      26,046
                                                                          ----------
MINING (1.5%)
Cia Vale Do Rio Doce ADR. . . . . . . . . . . . . . .              2,800      71,400
                                                                          ----------
OIL & GAS (1.0%)
Petroleo Brasileiro SA ADR. . . . . . . . . . . . . .              2,100      25,326
Petroleo Brasileiro SA ADR. . . . . . . . . . . . . .              1,500      19,845
                                                                          ----------
                                                                              45,171
                                                                          ----------
PAPER PRODUCTS (0.8%)
Votorantim Celulose ADR . . . . . . . . . . . . . . .              2,300      35,305
                                                                          ----------
STEEL (0.8%)
Gerdau SA ADR . . . . . . . . . . . . . . . . . . . .              4,000      36,600
                                                                          ----------
TELECOMMUNICATIONS (0.8%)
Brasil Telecom Participacoes SA ADR . . . . . . . . .                700      19,530
Tele Norte Leste Participacoes SA ADR . . . . . . . .              2,700      18,684
                                                                          ----------
                                                                              38,214
                                                                          ----------
                                                                             295,242
                                                                          ----------
CHINA (1.2%)
ELECTRIC UTILITY (0.7%)
Huaneng Power International, Inc. . . . . . . . . . .             42,000      30,156
                                                                          ----------
TRANSPORTATION (0.5%)
China Shipping Development Co. Ltd. . . . . . . . . .            118,000      23,602
                                                                          ----------
                                                                              53,758
                                                                          ----------
HONG KONG (4.9%)
AUTOMOBILE (1.0%)
Denway Motors Ltd.. . . . . . . . . . . . . . . . . .            152,000      46,773
                                                                          ----------
BEVERAGES (0.4%)
Harbin Brewery Group Ltd. (b) . . . . . . . . . . . .             70,000      18,848
                                                                          ----------
OIL & GAS (1.8%)
CNOOC Ltd.. . . . . . . . . . . . . . . . . . . . . .             64,500      80,630
                                                                          ----------
TELECOMMUNICATIONS (1.7%)
China Mobile Ltd. ADR (b) . . . . . . . . . . . . . .              6,426      78,719
                                                                          ----------
                                                                             224,970
                                                                          ----------
HUNGARY (2.6%)
BANKING (1.8%)
OTP Bank Rt.. . . . . . . . . . . . . . . . . . . . .              9,400  $   83,241
                                                                          ----------
PHARMACEUTICALS (0.8%)
Gedeon Richter Rt. GDR. . . . . . . . . . . . . . . .                700      35,490
                                                                          ----------
                                                                             118,731
                                                                          ----------
INDIA (4.8%)
BANKING (1.1%)
ICICI Bank Ltd. ADR . . . . . . . . . . . . . . . . .              8,000      49,200
                                                                          ----------
DIVERSIFIED (1.5%)
Reliance Industries Ltd. GDR. . . . . . . . . . . . .              6,400      70,336
                                                                          ----------
PHARMACEUTICALS (1.4%)
Ranbaxy Laboratories Ltd. GDR . . . . . . . . . . . .              5,280      63,782
                                                                          ----------
SOFTWARE & COMPUTER SERVICES (0.8%)
Satyam Computer Services Ltd. ADR . . . . . . . . . .              3,400      36,788
                                                                          ----------
                                                                             220,106
                                                                          ----------
INDONESIA (1.8%)
FOOD & BEVERAGE (0.8%)
PT Indofood Sukses Makmur Tbk . . . . . . . . . . . .            544,000      36,836
                                                                          ----------
TELECOMMUNICATIONS (1.0%)
PT Telekomunikasi Indonesia . . . . . . . . . . . . .            134,000      44,643
                                                                          ----------
                                                                              81,479
                                                                          ----------
ISRAEL (1.6%)
COMPUTER HARDWARE (1.6%)
M-Systems Flash Disk Pioneer Ltd. (b) . . . . . . . .             11,300      75,710
                                                                          ----------
KOREA (20.5%)
AUTOMOBILE (0.8%)
Hyundai Motor Co. Ltd. GDR. . . . . . . . . . . . . .              2,900      37,555
                                                                          ----------
BANKING (3.1%)
Kookmin Bank. . . . . . . . . . . . . . . . . . . . .              1,130      37,651
Shinhan Bank GDR. . . . . . . . . . . . . . . . . . .              5,000     106,250
                                                                          ----------
                                                                             143,901
                                                                          ----------
BEVERAGES (0.5%)
Hite Brewery Co. Ltd. . . . . . . . . . . . . . . . .                490      21,313
                                                                          ----------
CHEMICALS (0.6%)
LG Petrochemical Co. Ltd. . . . . . . . . . . . . . .              2,300      25,388
                                                                          ----------
COMPUTER HARDWARE (0.6%)
Trigem Computer, Inc. (b) . . . . . . . . . . . . . .              4,160      27,551


38  Annual  Report  2002

================================================================================

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT     VALUE

KOREA (CONTINUED)
CONSUMER GOODS (3.1%)
LG Electronics, Inc. GDR (c) (b). . . . . . . . . . .             19,260  $  144,450
                                                                          ----------
ELECTRONICS (6.0%)
Samsung Electronics GDR (c) . . . . . . . . . . . . .              4,103     280,644
                                                                          ----------
FINANCIAL SERVICES (0.4%)
LG Investment & Securities Co.. . . . . . . . . . . .              1,320      17,333
                                                                          ----------
FOOD DIVERSIFIED (0.4%)
Cheil Jedang Corp.. . . . . . . . . . . . . . . . . .                500      17,481
                                                                          ----------
RETAIL (0.8%)
Hyundai Department Store Co. Ltd. . . . . . . . . . .              2,060      38,039
                                                                          ----------
SHIPBUILDING (0.9%)
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (b)              7,800      41,737
                                                                          ----------
STEEL (1.5%)
POSCO ADR . . . . . . . . . . . . . . . . . . . . . .              3,000      69,390
                                                                          ----------
TELECOMMUNICATIONS (1.8%)
KT Corp.. . . . . . . . . . . . . . . . . . . . . . .                780      32,199
SK Telecom Co. Ltd. ADR . . . . . . . . . . . . . . .              2,500      50,175
                                                                          ----------
                                                                              82,374
                                                                          ----------
                                                                             947,156
                                                                          ----------
MALAYSIA (4.4%)
BANKING (1.3%)
AMMB Holdings Berhad. . . . . . . . . . . . . . . . .             53,800      60,596
                                                                          ----------
OIL & GAS (1.1%)
Petronas Dagangan Berhad. . . . . . . . . . . . . . .             36,000      52,579
                                                                          ----------
SEMICONDUCTORS (1.7%)
Unisem (M) Berhad . . . . . . . . . . . . . . . . . .             41,000      75,526
                                                                          ----------
TELECOMMUNICATIONS (0.3%)
Maxis Communications Berhad (b) . . . . . . . . . . .              8,000      12,526
                                                                          ----------
                                                                             201,227
                                                                          ----------
MEXICO (14.8%)
BEVERAGES (0.7%)
Grupo Modelo S.A. de C.V., Series C . . . . . . . . .             13,600      34,298
                                                                          ----------
CABLE TV/PROGRAMMING (1.3%)
TV Azteca SA de CV ADR. . . . . . . . . . . . . . . .             12,100      58,685
                                                                          ----------
CONSTRUCTION (1.1%)
Consorcio ARA SA de CV (b). . . . . . . . . . . . . .             36,000      52,807
                                                                          ----------
MEXICO (CONTINUED)
DIVERSIFIED  (3.1%)
Alfa SA Class A . . . . . . . . . . . . . . . . . . .             42,200  $   69,634
Grupo IMSA SA de CV ADR . . . . . . . . . . . . . . .              5,900      71,862
                                                                          ----------
                                                                             141,496
                                                                          ----------
FINANCIAL SERVICES (2.0%)
Grupo Financiero Banorte SA . . . . . . . . . . . . .             40,400      89,946
                                                                          ----------
MINING (0.9%)
Grupo Mexico SA Class B . . . . . . . . . . . . . . .             42,700      42,065
                                                                          ----------
RETAIL (3.1%)
Grupo Elektra SA de CV ADR. . . . . . . . . . . . . .              4,800      55,439
Organizacion Soriana SA de CV (b) . . . . . . . . . .             21,600      43,430
Wal-Mart de Mexico SA de CV ADR . . . . . . . . . . .              1,900      47,450
                                                                          ----------
                                                                             146,319
                                                                          ----------
TELECOMMUNICATIONS (2.6%)
America Movil S.A. de C.V. ADR. . . . . . . . . . . .              3,253      43,720
Carso Global Telecom ADR (b). . . . . . . . . . . . .             35,717      76,145
                                                                          ----------
                                                                             119,865
                                                                          ----------
                                                                             685,481
                                                                          ----------
POLAND (0.9%)
PETROLEUM (0.9%)
Polski Koncern Naftowy Orlen SA GDR . . . . . . . . .              4,200      39,858
                                                                          ----------
RUSSIA (9.0%)
MINING (1.2%)
Norilsk Nickel ADR. . . . . . . . . . . . . . . . . .              2,700      53,595
                                                                          ----------
OIL & GAS (7.8%)
OAO Gazprom ADR . . . . . . . . . . . . . . . . . . .              8,500     113,220
Surgutneftegaz ADR. . . . . . . . . . . . . . . . . .              2,400      43,128
Tatneft ADR . . . . . . . . . . . . . . . . . . . . .              9,700     158,789
YUKOS ADR . . . . . . . . . . . . . . . . . . . . . .                310      43,060
                                                                          ----------
                                                                             358,197
                                                                          ----------
                                                                             411,792
                                                                          ----------
SOUTH AFRICA (8.8%)
BANKING (1.0%)
ABSA Group Ltd. . . . . . . . . . . . . . . . . . . .             14,687      46,626
                                                                          ----------
ENGINEERING (0.9%)
Aveng Ltd.. . . . . . . . . . . . . . . . . . . . . .             40,000      39,174
                                                                          ----------
FINANCIAL SERVICES (0.6%)
Investec PLC (b). . . . . . . . . . . . . . . . . . .              2,457      29,093
                                                                          ----------

                                                           2002 Annual Report 39

================================================================================

Statement  of  Investments  (Continued)
October  31,  2002

Gartmore  Emerging  Markets  Fund  (Continued)

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT     VALUE

SOUTH AFRICA (CONTINUED)
MINING (5.4%)
Anglo American PLC. . . . . . . . . . . . . . . . . .              5,868  $   76,741
AngloGold Ltd.. . . . . . . . . . . . . . . . . . . .              1,400      72,929
Gold Fields Ltd.. . . . . . . . . . . . . . . . . . .              2,000      22,883
Impala Platinum Holdings Ltd. . . . . . . . . . . . .              1,300      74,624
                                                                          ----------
                                                                             247,177
                                                                          ----------
OIL & GAS (0.9%)
Sasol Ltd.. . . . . . . . . . . . . . . . . . . . . .              3,896      42,492
                                                                          ----------
                                                                             404,562
                                                                          ----------
TAIWAN (12.2%)
AUTOMOTIVE (0.5%)
China Motor Co. Ltd.. . . . . . . . . . . . . . . . .             15,275      21,624
                                                                          ----------
BANKING (1.7%)
Chang Hwa Commercial Bank . . . . . . . . . . . . . .            112,000      43,021
Chinatrust Financial Holding Co. Ltd. (b) . . . . . .             45,000      35,865
                                                                          ----------
                                                                              78,886
                                                                          ----------
BUILDING PRODUCTS (0.3%)
Taiwan Cement Corp. (b) . . . . . . . . . . . . . . .             57,000      13,530
                                                                          ----------
CHEMICALS (1.4%)
Formosa Plastic Corp. . . . . . . . . . . . . . . . .             23,000      25,280
Nan Ya Plastic Corp.. . . . . . . . . . . . . . . . .             42,910      37,039
                                                                          ----------
                                                                              62,319
                                                                          ----------
COMPUTER HARDWARE (4.4%)
Benq Corp.. . . . . . . . . . . . . . . . . . . . . .             25,000      35,822
Compal Electronics, Inc. GDR. . . . . . . . . . . . .             24,520     134,370
LITE-ON IT Corp.. . . . . . . . . . . . . . . . . . .              8,500      34,973
                                                                          ----------
                                                                             205,165
                                                                          ----------
ELECTRONICS (2.7%)
AU Optronics Corp. (b). . . . . . . . . . . . . . . .              2,400      16,080
AU Optronics Corp. (b). . . . . . . . . . . . . . . .             60,000      37,808
Elitegroup Computer Systems Co. Ltd.. . . . . . . . .             10,000      21,436
United Microelectronics Corp. ADR (b) . . . . . . . .             12,210      50,671
                                                                          ----------
                                                                             125,995
                                                                          ----------
PAPER PRODUCTS (0.4%)
Cheng Loong Corp. (b) . . . . . . . . . . . . . . . .             71,000      16,139
                                                                          ----------
SEMICONDUCTORS (0.8%)
Pro Mos Technologies, Inc. GDR (b). . . . . . . . . .             10,000      36,500
                                                                          ----------
                                                                             560,158
                                                                          ----------
THAILAND (3.5%)
FINANCIAL SERVICES (3.5%)
Siam Commercial Bank Public Co. Ltd. (b). . . . . . .            261,700     158,744
                                                                          ----------
TURKEY (1.4%)
BANKING (1.4%)
Turkiye Garanti Bankasi AS (b). . . . . . . . . . . .         56,998,316  $   63,730
                                                                          ----------
TOTAL COMMON STOCKS                                                        4,543,936
                                                                          ----------
REPURCHASE AGREEMENT (0.9%)
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $40,710
     (Fully collateralized by
     Freddie Mac Gold Securities) . . . . . . . . . .  $          40,708      40,708
                                                                          ----------
TOTAL REPURCHASE AGREEMENT                                                    40,708
                                                                          ----------
TOTAL INVESTMENTS (COST $4,830,639) (A) - 99.7%                            4,584,644
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                                  14,368
                                                                          ----------
NET ASSETS - 100.0% . . . . . . . . . . . . . . . . .                 $    4,599,012
                                                                      --------------


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
(c) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers.
ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt
See  notes  to  financial  statements.


40  Annual  Report  2002

================================================================================
International  Series

GARTMORE  INTERNATIONAL  GROWTH  FUND


Class  A  Shares  symbol:               GIGAX
Class  B  Shares  symbol:               GIGBX
Class  C  Shares  symbol:               GIGCX
Institutional  Service  Class  symbol:  GIGSX


HOW  DID  THE  FUND  PERFORM?

The Fund returned -13.09%* versus -10.88% for its benchmark, the Morgan Stanley Capital International All Country World ex U.S. Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Global equity markets fell amid a stalled economic recovery, sluggish profits and heightened geopolitical risks.

European economic growth was weaker than expected, based on reduced manufacturing activity, weak consumer and capital spending, and less fiscal and monetary stimulus. In addition, the Euro's appreciation made exported goods less-competitively priced. Japan's growth also was below expectations; it battled deflation and a high level of nonperforming loans in its banking sector.

Two bright spots in the world's economy were Asia and the United Kingdom. Asian markets gained from stronger domestic demand and greater intra-Asian commerce. The United Kingdom's economy benefited from fiscal and monetary stimulus, as well as strong consumer spending.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Better stock selection within the consumer discretionary, financial services and information technology sectors helped performance, while industrial and utility stocks detracted from performance.

The Fund's technology holdings significantly outperformed the Index with 8% versus -22%. This was partly due to our focus on the global trend of technology companies' outsourcing of their manufacturing activities. Taiwan emerged as the global center of this trend. Its companies, such as Compeq Manufacturing Co. Ltd, which manufactures printed circuit boards for computers, and Benq Corp., an electronics communications company, rose strongly, up 25% and 13%, respectively.

Industrial stocks were hurt by stalled global economic growth, while utility stocks suffered from expectations concerning lower future growth rates and regulatory price caps. An underweight position in both sectors helped returns.

HOW  IS  THE  FUND  POSITIONED?

We positioned the Fund slightly more aggressively toward the end of the period, making additional allocations to information technology and telecommunications. Technology stocks should benefit from an economic recovery, attractive prices and less-negative news flow. Telecommunications companies have attractive prices and are improving their financial strength as they slowly pay down debt.

Given our rising concern about the sustainability of consumer spending, we have reduced some of our consumer discretionary holdings. However, we have added to those stocks with key franchise strength, such as German automobile manufacturer BMW. We also reduced our consumer staples holdings because we believe these defensive companies will underperform when market conditions improve.

Geographically, we have reduced the Fund's weighting in Japan, based on its sensitivity to global economic conditions, which have weakened. We have added to our holdings in the United Kingdom, due to the economy's continuing strength.

As always, we are focused on company fundamentals, because we believe the markets will remain volatile.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners-Subadviser
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $5,507,576
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)

                                 1 Yr.         Inception1
Class A. . . . . .   w/o SC2   -13.09%          -24.85%
                     w/SC3 . . -18.11%          -26.87%
Class B. . . . . . . w/o SC2   -13.68%          -25.37%
                     w/SC4 . . -18.00%          -26.41%
Class C5 . . . . . . w/o SC2   -13.61%          -25.17%
                     w/SC6 .   -15.30%          -25.52%
Institutional Service Class7   -12.86%          -24.59%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  August  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE INTERNATIONAL GROWTH       BENCHMARKS
DATE                   CLASS A             MSCI AC WORLD EX U.S.   CPI
----------  -----------------------------  ---------------------  ------
8/30/2000.                          9,425                 10,000  10,000
10/31/2000                          8,351                  9,145  10,069
10/31/2001                          5,834                  6,866  10,284
10/31/2002                          5,071                  6,118  10,501

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S.) (a), and the Consumer Price Index
(CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The MSCI AC World ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                           2002 Annual Report 41

================================================================================
International  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INTERNATIONAL  GROWTH  FUND

COMMON  STOCKS  (97.1%)




                                                         SHARES OR
                                                     PRINCIPAL AMOUNT     VALUE
AUSTRALIA  (3.2%)
BANKING  (1.3%)
Australia and New Zealand Banking Group Ltd.. . . .              7,300  $   76,290
                                                                        ----------
MINERALS  (1.1%)
BHP Billiton Ltd. . . . . . . . . . . . . . . . . .             11,000      59,157
                                                                        ----------
MULTI-MEDIA  (0.8%)
The News Corp. Ltd. . . . . . . . . . . . . . . . .              7,500      44,289
                                                                        ----------
                                                                           179,736
                                                                        ----------
BELGIUM  (1.0%)
BREWERY  (1.0%)
Interbrew . . . . . . . . . . . . . . . . . . . . .              2,400      54,070
                                                                        ----------
BRAZIL  (1.2%)
MINING  (1.2%)
Companhia Vale de Rio Doce ADR. . . . . . . . . . .              2,750      70,125
                                                                        ----------
CANADA  (3.1%)
BANKING  (1.4%)
Royal Bank of Canada (b). . . . . . . . . . . . . .              2,200      76,463
                                                                        ----------
FINANCIAL SERVICES  (0.5%)
Sun Life Financial Services of Canada, Inc. (b) . .              1,700      28,429
                                                                        ----------
OIL & GAS  (1.2%)
Encana Corp.. . . . . . . . . . . . . . . . . . . .              2,400      69,677
                                                                        ----------
                                                                           174,569
                                                                        ----------
FINLAND  (3.0%)
OIL & GAS  (1.0%)
Fortum Oyj. . . . . . . . . . . . . . . . . . . . .              9,000      53,922
                                                                        ----------
TELECOMMUNICATIONS  (2.0%)
Nokia Oyj . . . . . . . . . . . . . . . . . . . . .              6,848     116,304
                                                                        ----------
                                                                           170,226
                                                                        ----------
FRANCE  (5.5%)
BANKING  (1.3%)
BNP Paribas SA. . . . . . . . . . . . . . . . . . .              1,900      75,752
                                                                        ----------
HEALTH & PERSONAL CARE  (0.9%)
L'Oreal SA. . . . . . . . . . . . . . . . . . . . .                700      52,129
                                                                        ----------
OIL & GAS  (2.6%)
Total Fina Elf SA . . . . . . . . . . . . . . . . .              1,008     138,853
                                                                        ----------
PHARMACEUTICALS  (0.7%)
Aventis SA. . . . . . . . . . . . . . . . . . . . .                680      40,707
                                                                        ----------
                                                                           307,441
                                                                        ----------
GERMANY  (5.2%)
AUTOMOTIVE  (1.4%)
Bayerische Motoren Werke AG . . . . . . . . . . . .              2,108  $   75,151
                                                                        ----------
CHEMICALS  (0.7%)
BASF AG . . . . . . . . . . . . . . . . . . . . . .              1,000      37,235
                                                                        ----------
FINANCIAL SERVICES  (0.8%)
Deutsche Boerse AG. . . . . . . . . . . . . . . . .              1,300      46,604
                                                                        ----------
INTERNET SERVICES  (0.8%)
T-Online International AG (b) . . . . . . . . . . .              6,012      42,569
                                                                        ----------
MANUFACTURING  (0.5%)
Siemens AG. . . . . . . . . . . . . . . . . . . . .                650      30,576
                                                                        ----------
UTILITIES  (1.0%)
E. ON AG. . . . . . . . . . . . . . . . . . . . . .              1,300      58,834
                                                                        ----------
                                                                           290,969
                                                                        ----------
HONG KONG  (0.9%)
BREWERY  (0.4%)
Harbin Breweries Group Ltd. (b) . . . . . . . . . .             88,000      23,694
                                                                        ----------
OIL & GAS  (0.5%)
China Petroleum and Chemical Corp.. . . . . . . . .            182,000      28,236
                                                                        ----------
                                                                            51,930
                                                                        ----------
IRELAND  (2.1%)
BANKING  (1.4%)
Bank of Ireland . . . . . . . . . . . . . . . . . .              7,200      79,858
                                                                        ----------
BUILDING & CONSTRUCTION  (0.7%)
CRH PLC . . . . . . . . . . . . . . . . . . . . . .              3,200      40,626
                                                                        ----------
                                                                           120,484
                                                                        ----------
ITALY  (3.4%)
LUXURY GOODS  (1.0%)
Gucci Group . . . . . . . . . . . . . . . . . . . .                646      58,504
                                                                        ----------
OIL & GAS  (1.2%)
ENI SpA . . . . . . . . . . . . . . . . . . . . . .              4,300      59,700
                                                                        ----------
TELECOMMUNICATIONS  (0.6%)
Telecom Italia SpA. . . . . . . . . . . . . . . . .              4,400      34,946
                                                                        ----------
UTILITIES  (0.6%)
Enel SpA. . . . . . . . . . . . . . . . . . . . . .              7,300      35,857
                                                                        ----------
                                                                           189,007
                                                                        ----------
JAPAN  (14.3%)
AUDIO/VIDEO PRODUCTS  (2.1%)
Sony Corp.. . . . . . . . . . . . . . . . . . . . .              2,600     111,845
                                                                        ----------

42 Annual Report 2002

================================================================================
COMMON STOCKS (CONTINUED)

                                                     SHARES OR
                                                     PRINCIPAL AMOUNT   VALUE
JAPAN (CONTINUED)
AUTOMOTIVE  (1.1%)
Toyota Motor Corp.. . . . . . . . . . . . . . . . .              2,500  $   60,811
                                                                        ----------
BREWERY  (0.8%)
Kirin Brewery Co. Ltd.. . . . . . . . . . . . . . .              7,000      43,311
                                                                        ----------
CHEMICALS  (1.6%)
Mitsubishi Chemical Corp. (b) . . . . . . . . . . .             20,000      34,609
Shin-Etsu Chemical Co. Ltd. . . . . . . . . . . . .              1,800      55,538
                                                                        ----------
                                                                            90,147
                                                                        ----------
FINANCIAL SERVICES  (1.7%)
Nikko Cordial Corp. . . . . . . . . . . . . . . . .             10,000      40,078
Nomura Holdings, Inc. . . . . . . . . . . . . . . .              5,000      57,546
                                                                        ----------
                                                                            97,624
                                                                        ----------
HEALTH & PERSONAL CARE  (1.2%)
Kao Corp. . . . . . . . . . . . . . . . . . . . . .              3,000      68,566
                                                                        ----------
MANUFACTURING  (0.8%)
Mitsubishi Heavy Industries Ltd.. . . . . . . . . .             22,000      46,690
                                                                        ----------
PHARMACEUTICALS  (1.1%)
Takeda Chemical Industries Ltd. . . . . . . . . . .              1,500      62,321
                                                                        ----------
SERVICES  (1.3%)
Secom Co. Ltd.. . . . . . . . . . . . . . . . . . .              2,000      70,689
                                                                        ----------
STEEL  (0.6%)
Nippon Steel Corp.. . . . . . . . . . . . . . . . .             31,000      35,426
                                                                        ----------
TELECOMMUNICATIONS  (1.0%)
KDDI Corp.. . . . . . . . . . . . . . . . . . . . .                 19      55,832
                                                                        ----------
UTILITIES  (1.0%)
Chubu Electric Power Co., Inc.. . . . . . . . . . .              3,500      58,424
                                                                        ----------
                                                                           801,686
                                                                        ----------
KOREA  (3.6%)
BANKS  (0.5%)
Kookmin Bank ADR. . . . . . . . . . . . . . . . . .                800      25,880
                                                                        ----------
ELECTRONICS  (1.1%)
Samsung Electronics Co. Ltd.. . . . . . . . . . . .                450      64,238
                                                                        ----------
OIL & GAS  (0.6%)
S-OIL Corp. . . . . . . . . . . . . . . . . . . . .              2,100      32,745
                                                                        ----------
STEEL  (0.9%)
Pohang Iron & Steel Co. . . . . . . . . . . . . . .                550      51,682
                                                                        ----------
TELECOMMUNICATIONS  (0.5%)
KT Corp. ADR. . . . . . . . . . . . . . . . . . . .              1,400      28,756
                                                                           203,301
MEXICO  (0.5%)
RETAIL  (0.5%)
Wal-Mart de Mexico SA de CV ADR . . . . . . . . . .              1,100  $   27,471
                                                                        ----------
NETHERLANDS  (4.2%)
BANKING  (1.7%)
ABN AMRO Holding NV . . . . . . . . . . . . . . . .              6,328      92,934
                                                                        ----------
OIL & GAS  (1.8%)
Royal Dutch Petroleum Co. . . . . . . . . . . . . .              2,508     108,487
                                                                        ----------
TRANSPORTATION  (0.7%)
TNT Post Group NV (b) . . . . . . . . . . . . . . .              2,265      36,696
                                                                        ----------
                                                                           238,117
                                                                        ----------
PORTUGAL  (0.8%)
TELECOMMUNICATIONS  (0.8%)
Portugal Telecom, SGPS, SA. . . . . . . . . . . . .              7,400      44,702
                                                                        ----------
SOUTH AFRICA  (1.1%)
MINING  (1.1%)
AngloGold Ltd. ADR. . . . . . . . . . . . . . . . .              2,350      59,150
                                                                        ----------
SPAIN  (2.4%)
BANKING  (1.0%)
Banco Santander Central Hispano SA. . . . . . . . .              9,000      55,170
                                                                        ----------
TELECOMMUNICATIONS  (1.4%)
Telefonica SA (b) . . . . . . . . . . . . . . . . .              8,474      80,393
                                                                        ----------
                                                                           135,563
                                                                        ----------
SWITZERLAND  (9.3%)
BANKING  (3.3%)
Credit Suisse Group (b) . . . . . . . . . . . . . .              3,200      61,130
UBS AG (b). . . . . . . . . . . . . . . . . . . . .              2,500     119,140
                                                                        ----------
                                                                           180,270
                                                                        ----------
FOOD & BEVERAGE  (1.5%)
Nestle SA . . . . . . . . . . . . . . . . . . . . .                400      85,761
                                                                        ----------
HEALTH & PERSONAL CARE  (1.1%)
Roche Holding AG. . . . . . . . . . . . . . . . . .                900      63,711
                                                                        ----------
INSURANCE  (1.2%)
Zurich Financial Services . . . . . . . . . . . . .                700      65,912
                                                                        ----------
PHARMACEUTICALS  (2.2%)
Novartis AG . . . . . . . . . . . . . . . . . . . .              3,300     125,857
                                                                        ----------
                                                                           521,511
                                                                        ----------

                                                           2002 Annual Report 43

================================================================================
International Series


STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE INTERNATIONAL GROWTH FUND (CONTINUED)

Common Stocks (continued)

                                                     SHARES OR
                                                     PRINCIPAL AMOUNT   VALUE
TAIWAN  (2.3%)
BANKS  (0.7%)
Taipee Bank . . . . . . . . . . . . . . . . . . . .             47,840  $   41,157
                                                                        ----------
ELECTRONICS  (0.7%)
AU Optronics Corp. ADR (b). . . . . . . . . . . . .              6,000      40,200
                                                                        ----------
SEMICONDUCTORS  (0.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (b)              6,000      46,920
                                                                        ----------
                                                                           128,277
                                                                        ----------
THAILAND  (1.3%)
BUILDING & CONSTRUCTION  (0.9%)
Siam Cement Public Co. Ltd. . . . . . . . . . . . .              2,100      51,923
                                                                        ----------
OIL & GAS  (0.4%)
PTT Exploration & Production Public Co. Ltd.. . . .              8,400      22,905
                                                                        ----------
                                                                            74,828
                                                                        ----------
UNITED KINGDOM  (28.7%)
BANKING  (3.6%)
Lloyds TSB Group PLC. . . . . . . . . . . . . . . .             10,000      86,048
Royal Bank of Scotland Group PLC. . . . . . . . . .              4,900     115,297
                                                                        ----------
                                                                           201,345
                                                                        ----------
BUILDING & CONSTRUCTION  (1.0%)
Persimmon PLC . . . . . . . . . . . . . . . . . . .              8,300      53,954
                                                                        ----------
DIVERSIFIED  (1.1%)
Unilever PLC. . . . . . . . . . . . . . . . . . . .              6,517      64,387
                                                                        ----------
FINANCIAL SERVICES  (2.3%)
Amvescap PLC. . . . . . . . . . . . . . . . . . . .             12,200      75,584
HSBC Holdings PLC . . . . . . . . . . . . . . . . .              4,800      53,468
                                                                        ----------
                                                                           129,052
                                                                        ----------
FOOD & BEVERAGE  (0.6%)
Diageo PLC. . . . . . . . . . . . . . . . . . . . .              3,100      34,944
                                                                        ----------
HOTEL/CASINO  (1.1%)
Hilton Group PLC. . . . . . . . . . . . . . . . . .             23,600      64,245
                                                                        ----------
INSURANCE  (1.1%)
Aviva PLC . . . . . . . . . . . . . . . . . . . . .              8,000      61,328
                                                                        ----------
MINING  (1.4%)
Rio Tinto PLC . . . . . . . . . . . . . . . . . . .              4,400      79,508
                                                                        ----------
OIL & GAS  (3.3%)
BP PLC. . . . . . . . . . . . . . . . . . . . . . .             22,029     141,304
Shell Transportation & Trading Co. PLC. . . . . . .              7,300      46,911
                                                                        ----------
                                                                           188,215
                                                                        ----------
UNITED KINGDOM  (CONTINUED)
PHARMACEUTICALS  (3.5%)
AstraZeneca PLC . . . . . . . . . . . . . . . . . .              2,051  $   76,530
GlaxoSmithKline PLC . . . . . . . . . . . . . . . .              6,350     121,202
                                                                        ----------
                                                                           197,732
                                                                        ----------
RETAIL  (2.2%)
GUS PLC . . . . . . . . . . . . . . . . . . . . . .              6,300      56,920
Marks & Spencer Group PLC . . . . . . . . . . . . .             11,652      68,224
                                                                        ----------
                                                                           125,144
                                                                        ----------
TELECOMMUNICATIONS  (5.7%)
British Sky Broadcasting Group PLC (b). . . . . . .              8,100      76,478
BT Group PLC. . . . . . . . . . . . . . . . . . . .             24,751      70,282
Vodafone Group PLC. . . . . . . . . . . . . . . . .            103,251     165,979
                                                                        ----------
                                                                           312,739
                                                                        ----------
TOBACCO  (1.2%)
Imperial Tobacco Group PLC. . . . . . . . . . . . .              4,400      68,838
                                                                        ----------
UTILITIES  (0.6%)
National Grid Group PLC . . . . . . . . . . . . . .              4,700      33,457
                                                                        ----------
                                                                         1,614,888
                                                                        ----------
TOTAL COMMON STOCKS                                                      5,458,051
                                                                        ----------

44 Annual Report 2002

================================================================================
REPURCHASE  AGREEMENT  (0.9%)


                                                     SHARES OR
                                                     PRINCIPAL AMOUNT   VALUE
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $49,527
     (Fully collateralized by FHARM Securities) . .  $          49,525  $   49,525
                                                                        ----------
TOTAL REPURCHASE AGREEMENT                                                  49,525
                                                                        ----------
TOTAL INVESTMENTS (COST $5,775,474) (A) - 98.0%                          5,507,576
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%                               114,047
                                                                        ----------
NET ASSETS - 100.0% . . . . . . . . . . . . . . . .                    $ 5,621,623
                                                                      ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)     Denotes  a  non-income  producing  security.
ADR     American  Depositary  Receipt
FHARM     Federal  Home  Adjustable  Rate  Mortgage
GDR     Global  Depositary  Receipt
At October 31, 2002, the Fund's open forward foreign currency contracts were as follows:



                                    DELIVERY    CONTRACT                       UNREALIZED
CURRENCY                              DATE       VALUE        MARKET VALUE   APPRECIATION/
                                                                             (DEPRECIATION)
SHORT CONTRACT:
British Pound. . . . . . . . . . .   11/04/02  $  28,542   $       28,775   $        (233)
Euro . . . . . . . . . . . . . . .   11/01/02     16,843           17,121            (278)
Japanese Yen . . . . . . . . . . .   11/05/02     51,262           51,690            (428)
Singapore Dollars. . . . . . . . .   11/06/02     27,232           27,346            (114)
Swiss Franc. . . . . . . . . . . .   11/01/02     27,921           28,245            (324)
                                               ----------  ---------------  --------------
TOTAL SHORT CONTRACTS. . . . . . .             $ 151,800   $      153,177   $       (1,377)
                                               ----------  ---------------  --------------
LONG CONTRACTS:
Euro . . . . . . . . . . . . . . .   11/01/02  $  29,201   $       29,063   $        (138)
Hong Kong Dollar . . . . . . . . .   11/04/02     28,145           28,136              (9)
Japanese Yen . . . . . . . . . . .   11/01/02     42,151           42,664             513
Japanese Yen . . . . . . . . . . .   11/05/02     46,529           46,842             313
                                               ----------  ---------------  --------------
TOTAL LONG CONTRACTS . . . . . . .             $ 146,026   $      146,705   $          679
                                               ----------  ---------------  --------------
TOTAL CONTRACTS                                                             $         (698)
                                                                            -------------

See notes to financial statements.

                                                           2002 Annual Report 45

================================================================================
International  Series

GARTMORE  INTERNATIONAL
SMALL  CAP  GROWTH  FUND

Class  A  Shares  symbol:               GAIGX
Class  B  Shares  symbol:               GBIGX
Class  C  Shares  symbol:               GCIGX
Institutional  Service  Class  symbol:  GSIGX
Institutional  Class  symbol:           GIIGX



HOW  DID  THE  FUND  PERFORM?

The Fund returned -16.26%* versus -9.32% for its benchmark, the Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index. For broader comparison, the S&P 500 Index returned -15.11% for the same period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Although both small-cap and large-cap stock returns have been negative, small caps outperformed large caps because of their inherent defensive qualities in a falling market. These qualities include attractive valuations, simpler business models and more sustainable growth rates.

Small-cap stocks, despite having outperformed large-cap stocks, are still attractively priced as compared to large caps. In addition, small-cap stocks offer less complicated business models, because they are typically more domestically focused and not burdened by underfunded pension and acquisition accounting issues. It is generally easier for small-cap stocks to attain and maintain high growth rates, because their growth stems from a smaller base.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Top-performing stocks included De'Longhi S.p.A., the Italian consumer goods company that advanced as a result of international expansion and increased sales from its new product lines; Northam Platinum Ltd., the South African platinum company, which gained along with higher commodity prices; and Tatneft, the Russian oil company, which rose due to higher oil prices during the period.

The Fund's significant underperformance relative to its benchmark was largely due to its investments in European smaller-cap technology companies, including Temenos, the Swiss software manufacturer; Memscap Inc., the French micro-electromechanical systems manufacturer; and Orc Software, the Swedish trading software company; which all fell in reaction to reduced capital spending and a weakening European economy.

HOW  IS  THE  FUND  POSITIONED?

We have restructured the portfolio to reduce the number of holdings, particularly the micro-cap technology companies, which helped increase the portfolio's median market capitalization, making it more liquid.

On a geographic basis, we are increasing holdings in Japan and decreasing allocations to continental Europe. In addition, we are targeting a neutral position in Japan (compared to that of the Index), and an underweight position in Europe. While Japan is positioned well for a market recovery, Europe has been suffering from weak domestic demand and slowing manufacturing activity.

We have an overweight position in the U.K. and Emerging Markets regions, since both areas are benefiting from strong domestic demand.

The portfolio is relatively conservative in its construction, focusing only on companies with solid earnings and strong balance sheets. Given negative investor sentiment, we believe current stock prices are attractive, reflecting most of the harmful influences to the market, including questionable corporate governance as well as economic and geopolitical risks. However, we expect markets to remain volatile for some time to come.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners-Subadviser
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $2,898,818
OCTOBER  31,  2002


                               1 YR.   INCEPTION1
Class A. . . . . . w/o SC2   -16.26%      -27.41%
                   w/SC3     -21.06%      -29.69%
Class B. . . . . . w/o SC2   -16.97%      -27.98%
                   w/SC4     -21.12%      -29.55%
Class C5 . . . . . w/o SC2   -17.10%      -27.98%
                   w/SC6     -17.98%      -28.37%
Institutional Service Class7 -16.19%      -27.20%
Institutional Class7 . . . . -16.16%      -27.13%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  21,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one-year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE INTERNATIONAL SMALL CAP GROWTH         BENCHMARKS
DATE                        CLASS A                  MSCI EAFE SMALL CAP INDEX   CPI
----------  ---------------------------------------  -------------------------  ------
12/21/2000                                    9,425                     10,000  10,000
10/31/2001                                    6,202                      8,480  10,213
10/31/2002                                    5,194                      7,690  10,428

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Small Cap Growth Fund, Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index (MSCI EAFE Small Cap Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The MSCI EAFE Small Cap Index is an unmanaged index that is generally representative of the small capitalization securities of international stock markets.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

46  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND

COMMON  STOCKS  (91.5%)



                                                              SHARES OR
                                                          PRINCIPAL AMOUNT     VALUE
AUSTRALIA (0.8%)
AGRICULTURAL OPERATIONS (0.3%)
Australian Agricultural Co. Ltd. . . . . . . . . . . . .             22,415  $    9,081
                                                                             ----------
CLOTHING (0.5%)
Billabong International Ltd. . . . . . . . . . . . . . .              4,000      14,874
                                                                             ----------
                                                                                 23,955
                                                                             ----------
BELGIUM (2.6%)
PHARMACEUTICALS (1.8%)
Omega Pharma SA. . . . . . . . . . . . . . . . . . . . .              1,311      55,177
                                                                             ----------
WIRE & CABLE PRODUCTS (0.8%)
Bekaert SA . . . . . . . . . . . . . . . . . . . . . . .                577      21,839
                                                                             ----------
                                                                                 77,016
                                                                             ----------
BRAZIL (1.2%)
TELECOMMUNICATIONS (1.2%)
Tele Centro Oeste Celular Participacoes SA . . . . . . .             11,462      33,813
                                                                             ----------
DENMARK (0.5%)
BUILDING & CONSTRUCTION (0.5%)
FLS Industries A/S (b) . . . . . . . . . . . . . . . . .              1,255      13,378
                                                                             ----------
FINLAND (1.0%)
BUILDING & CONSTRUCTION (1.0%)
Uponor Oyj . . . . . . . . . . . . . . . . . . . . . . .              1,645      29,649
                                                                             ----------
FRANCE (7.9%)
ADVERTISING / MARKETING (1.0%)
SR Teleperformance . . . . . . . . . . . . . . . . . . .                101       1,890
Trader.com NV (b). . . . . . . . . . . . . . . . . . . .              4,011      27,805
                                                                             ----------
                                                                                 29,695
                                                                             ----------
BUILDING & CONSTRUCTION (1.5%)
Eiffage SA . . . . . . . . . . . . . . . . . . . . . . .                563      42,539
                                                                             ----------
CONSULTING (0.6%)
High Co. (b) . . . . . . . . . . . . . . . . . . . . . .                960      16,238
                                                                             ----------
DIVERSIFIED OPERATIONS (0.9%)
Fimalac SA . . . . . . . . . . . . . . . . . . . . . . .              1,059      26,554
                                                                             ----------
ELECTRONICS (0.0%)
Cofidur (b). . . . . . . . . . . . . . . . . . . . . . .              2,300         433
                                                                             ----------
HOSPITALS (0.9%)
Generale de Sante (b). . . . . . . . . . . . . . . . . .              2,737      27,105
                                                                             ----------
MANUFACTURING (1.3%)
Bacou-Dalloz (b) . . . . . . . . . . . . . . . . . . . .                420      37,433
                                                                             ----------
FRANCE (CONTINUED)
RESORTS / THEME PARKS (1.2%)
Club Mediterranee SA (b) . . . . . . . . . . . . . . . .              1,442  $   34,701
                                                                             ----------
SEMICONDUCTORS (0.0%)
Memscap SA (b) . . . . . . . . . . . . . . . . . . . . .              3,086       1,192
                                                                             ----------
TRANSPORT - TRUCK (0.5%)
Norbert Dentressangle. . . . . . . . . . . . . . . . . .                574      13,415
                                                                             ----------
                                                                                229,305
                                                                             ----------
GERMANY (5.9%)
AIRPORTS DEVELOPMENT (0.5%)
Fraport AG . . . . . . . . . . . . . . . . . . . . . . .                700      14,211
                                                                             ----------
BREWERY (0.5%)
Hawesko Holding AG . . . . . . . . . . . . . . . . . . .              1,000      14,874
                                                                             ----------
BROADCASTING & TELEVISION (0.1%)
PrimaCom AG (b). . . . . . . . . . . . . . . . . . . . .              9,328       3,880
                                                                             ----------
CONSULTING (0.9%)
GFK AG . . . . . . . . . . . . . . . . . . . . . . . . .              1,878      26,037
                                                                             ----------
ELECTRONICS - SEMICONDUCTORS (0.5%)
Dialog Semiconductor PLC (b) . . . . . . . . . . . . . .             11,992      15,795
                                                                             ----------
MACHINERY / PRINT TRADE (1.2%)
Boewe Systec AG. . . . . . . . . . . . . . . . . . . . .              1,900      34,245
                                                                             ----------
RETAIL (1.8%)
Hugo Boss AG . . . . . . . . . . . . . . . . . . . . . .                701       6,803
Takkt AG . . . . . . . . . . . . . . . . . . . . . . . .             11,820      44,480
                                                                             ----------
                                                                                 51,283
                                                                             ----------
TEXTILE PRODUCTS (0.4%)
Escada AG. . . . . . . . . . . . . . . . . . . . . . . .                983      12,655
                                                                             ----------
                                                                                172,980
                                                                             ----------
HONG KONG (0.8%)
APPLIANCES (0.8%)
VTech Holdings Ltd. (b). . . . . . . . . . . . . . . . .             30,000      23,271
                                                                             ----------
HUNGARY (1.0%)
PHARMACEUTICALS (1.0%)
Gedeon Richter Rt. GDR . . . . . . . . . . . . . . . . .                600      30,420
                                                                             ----------
INDIA (1.5%)
Banking (1.5%)
ICICI Bank Ltd. ADR. . . . . . . . . . . . . . . . . . .              7,000      43,050
                                                                             ----------

                                                           2002 Annual Report 47

================================================================================
International Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND (CONTINUED)

Common Stocks (continued)

                                                          SHARES OR
                                                          PRINCIPAL AMOUNT   VALUE
IRELAND (1.5%)
BANKING (0.6%)
DePfa Bank PLC . . . . . . . . . . . . . . . . . . . . .                400  $   18,459
                                                                             ----------
FOOD & BEVERAGE (0.9%)
Greencore Group. . . . . . . . . . . . . . . . . . . . .              9,400      24,203
                                                                             ----------
                                                                                 42,662
                                                                             ----------
ISRAEL (1.0%)
COMPUTER EQUIPMENT (1.0%)
M-SYSTEMS Flash Disk Pioneer Ltd. (b). . . . . . . . . .              4,500      30,150
                                                                             ----------
ITALY (5.9%)
APPLIANCES (1.1%)
De' Longhi SpA . . . . . . . . . . . . . . . . . . . . .              6,730      31,991
                                                                             ----------
BUILDING & CONSTRUCTION (0.8%)
Astaldi SpA (b). . . . . . . . . . . . . . . . . . . . .              9,834      22,399
                                                                             ----------
CERAMIC PRODUCTS (1.0%)
Granitifiandre SpA . . . . . . . . . . . . . . . . . . .              4,256      28,660
                                                                             ----------
MANUFACTURING (2.1%)
Interpump Group SpA. . . . . . . . . . . . . . . . . . .             15,962      62,596
                                                                             ----------
PUBLISHING (0.9%)
Mondadori (Arnoldo) Editore SpA. . . . . . . . . . . . .              4,300      26,061
                                                                             ----------
                                                                                171,707
                                                                             ----------
JAPAN (25.7%)
BANKING (0.7%)
The Suruga Bank Ltd. . . . . . . . . . . . . . . . . . .              5,000      20,202
                                                                             ----------
BUILDING & CONSTRUCTION (0.9%)
Nishimatsu Construction Co. Ltd. . . . . . . . . . . . .              9,000      25,933
                                                                             ----------
CHEMICALS - DIVERSIFIED (1.1%)
Dainippon Ink & Chemicals, Inc. (b). . . . . . . . . . .              9,000      15,427
Kaneka Corp. . . . . . . . . . . . . . . . . . . . . . .              3,000      16,040
                                                                             ----------
                                                                                 31,467
                                                                             ----------
COMMERCIAL SERVICES (1.0%)
Nichii Gakkan Co.. . . . . . . . . . . . . . . . . . . .                600      29,875
                                                                             ----------
COMPUTER SOFTWARE / SERVICES (0.7%)
Agrex, Inc.. . . . . . . . . . . . . . . . . . . . . . .              1,400      19,427
                                                                             ----------
COMPUTER SYSTEMS (0.8%)
Net One Systems Co. Ltd. . . . . . . . . . . . . . . . .                  6      22,676
                                                                             ----------
CONSUMER PRODUCTS (0.8%)
Hitachi Maxell . . . . . . . . . . . . . . . . . . . . .              1,900      23,620
                                                                             ----------
JAPAN  (CONTINUED)
COSMETICS / TOILETRIES (0.1%)
Kose Corp. . . . . . . . . . . . . . . . . . . . . . . .                116  $    3,589
                                                                             ----------
DISTRIBUTION (0.9%)
Misumi Corp. . . . . . . . . . . . . . . . . . . . . . .              1,000      26,692
                                                                             ----------
ELECTRONIC COMPONENTS (1.7%)
Citizen Watch Co. Ltd. . . . . . . . . . . . . . . . . .              6,000      31,443
MegaChips Corp.. . . . . . . . . . . . . . . . . . . . .              1,600      16,652
                                                                             ----------
                                                                                 48,095
                                                                             ----------
ELECTRONICS (1.5%)
Anritsu Corp.. . . . . . . . . . . . . . . . . . . . . .              5,000      18,692
Yamaichi Electronics Co. Ltd.. . . . . . . . . . . . . .              2,800      25,461
                                                                             ----------
                                                                                 44,153
                                                                             ----------
ENERGY EQUIPMENT & SERVICES (0.5%)
Shizuokagas Co. Ltd. . . . . . . . . . . . . . . . . . .              6,000      14,693
                                                                             ----------
FINANCIAL SERVICES (2.0%)
JACCS Co. Ltd. . . . . . . . . . . . . . . . . . . . . .              9,000      28,945
Mitsubishi Securities Co. Ltd. . . . . . . . . . . . . .              6,000      29,875
                                                                             ----------
                                                                                 58,820
                                                                             ----------
FOOD & BEVERAGE (0.5%)
C Two-Network Co. Ltd. . . . . . . . . . . . . . . . . .                600      14,301
                                                                             ----------
INSTRUMENTS - SCIENTIFIC (0.6%)
Yen Jeol Ltd.. . . . . . . . . . . . . . . . . . . . . .              4,000      18,186
                                                                             ----------
INTERNET CONTENT (0.5%)
Cybird Co. Ltd. (b). . . . . . . . . . . . . . . . . . .                  6      15,623
                                                                             ----------
LEASING (0.8%)
Diamond Lease Co. Ltd. . . . . . . . . . . . . . . . . .              1,100      22,447
                                                                             ----------
LIGHTING PRODUCTS (1.1%)
Ushio, Inc.. . . . . . . . . . . . . . . . . . . . . . .              3,000      31,369
                                                                             ----------
MACHINERY (0.5%)
Tsubaki Nakashima Co. Ltd. . . . . . . . . . . . . . . .              2,000      14,023
                                                                             ----------
MANUFACTURING (1.8%)
Amano Corp.. . . . . . . . . . . . . . . . . . . . . . .              4,000      25,076
Kawasaki Heavy Industries Ltd. (b) . . . . . . . . . . .             32,000      26,643
                                                                             ----------
                                                                                 51,719
                                                                             ----------
METALS (0.6%)
Mitsui Mining & Smelting Co. . . . . . . . . . . . . . .             10,000      18,774
                                                                             ----------
REAL ESTATE (1.0%)
Joint Corp.. . . . . . . . . . . . . . . . . . . . . . .                900       8,287
Recrm Research Co. Ltd. (b). . . . . . . . . . . . . . .                 24      20,178
                                                                             ----------
                                                                                 28,465
                                                                             ----------

48 Annual Report 2002

================================================================================
COMMON STOCKS (CONTINUED)
                                                          SHARES OR
                                                          PRINCIPAL AMOUNT   VALUE
JAPAN  (CONTINUED)
REAL ESTATE OPERATORS / DEVELOPERS (1.5%)
Heiwa Real Estate Co. Ltd. . . . . . . . . . . . . . . .             11,000  $   21,639
Urban Corp.. . . . . . . . . . . . . . . . . . . . . . .              2,900      20,736
                                                                             ----------
                                                                                 42,375
                                                                             ----------
RESTAURANTS (0.3%)
Douter Coffee Co. Ltd. (b) . . . . . . . . . . . . . . .                500       9,142
                                                                             ----------
RETAIL - CONVENIENCE STORE (0.5%)
Family Mart Co. Ltd. . . . . . . . . . . . . . . . . . .                700      13,370
                                                                             ----------
RETAIL - BOOKSTORE (0.7%)
Culture Convenience Club Co. Ltd.. . . . . . . . . . . .                800      19,133
                                                                             ----------
RETAIL - SPORTING GOODS (0.4%)
Xebio Co. Ltd. . . . . . . . . . . . . . . . . . . . . .                700      12,370
                                                                             ----------
RETAIL - TOY STORES (1.1%)
Toys R Us - Japan Ltd. . . . . . . . . . . . . . . . . .              2,500      31,222
                                                                             ----------
SCHOOLS (0.6%)
Tac Co. Ltd. . . . . . . . . . . . . . . . . . . . . . .              1,000      17,141
                                                                             ----------
STORAGE (0.5%)
Shibusawa Warehouse Co. Ltd. . . . . . . . . . . . . . .              8,000      14,627
                                                                             ----------
                                                                                743,529
                                                                             ----------
KOREA (1.5%)
ELECTRONICS (0.7%)
Samsung Corp.. . . . . . . . . . . . . . . . . . . . . .              4,000      22,651
                                                                             ----------
RETAIL - MAJOR DEPARTMENT STORES (0.8%)
Hyundai Department Store Co. Ltd.. . . . . . . . . . . .              1,200      22,158
                                                                             ----------
                                                                                 44,809
                                                                             ----------
MEXICO (2.8%)
BROADCASTING & TELEVISION (0.9%)
TV Azteca SA . . . . . . . . . . . . . . . . . . . . . .              5,500      26,675
                                                                             ----------
FINANCIAL SERVICES (1.3%)
Grupo Financiero Banorte SA de CV. . . . . . . . . . . .             17,000      37,848
                                                                             ----------
RETAIL (0.6%)
Grupo Elektra SA de CV ADR . . . . . . . . . . . . . . .              1,500      17,325
                                                                             ----------
                                                                                 81,848
                                                                             ----------
NETHERLANDS (4.3%)
BROADCASTING & TELEVISION (0.9%)
Fox Kids Europe NV (b) . . . . . . . . . . . . . . . . .              5,878      23,750
                                                                             ----------
BUILDING & CONSTRUCTION (0.8%)
Volker Wessels Stevin NV . . . . . . . . . . . . . . . .              1,100      22,331
                                                                             ----------
NETHERLANDS (continued)
Computer Software / Services (0.6%)
Scala Business Solutions NV (b). . . . . . . . . . . . .              6,300  $   18,280
                                                                             ----------
ENGINEERING (0.6%)
Fugro NV . . . . . . . . . . . . . . . . . . . . . . . .                452      18,128
                                                                             ----------
FINANCE (0.2%)
Van Der Moolen Holdings NV . . . . . . . . . . . . . . .                320       7,146
                                                                             ----------
HUMAN RESOURCES (0.5%)
United Services Group NV . . . . . . . . . . . . . . . .              1,791      14,544
                                                                             ----------
SATELLITE TELECOMMUNICATIONS (0.7%)
New Skies Satellites NV (b). . . . . . . . . . . . . . .              5,000      19,756
                                                                             ----------
                                                                                123,935
                                                                             ----------
RUSSIA (1.5%)
FOOD & DAIRY PRODUCTS (0.7%)
Wimm-Bill-Dann Foods OJSC ADR (b). . . . . . . . . . . .              1,000      19,970
                                                                             ----------
OIL & GAS (0.8%)
Tetneft ADR. . . . . . . . . . . . . . . . . . . . . . .              1,500      24,555
                                                                             ----------
                                                                                 44,525
                                                                             ----------
SOUTH AFRICA (2.7%)
DIVERSIFIED (1.3%)
Aveng Ltd. . . . . . . . . . . . . . . . . . . . . . . .             40,000      39,174
                                                                             ----------
METALS & MINING (1.4%)
Northam Platinum Ltd.. . . . . . . . . . . . . . . . . .             20,000      39,932
                                                                             ----------
                                                                                 79,106
                                                                             ----------
SPAIN (1.4%)
AIRLINE SERVICES (1.4%)
Iberia Lineas Aereas de Espana SA. . . . . . . . . . . .             23,700      41,073
                                                                             ----------
SWEDEN (2.9%)
BROKERAGE SERVICES (1.0%)
D. Carnegie & Co. AB . . . . . . . . . . . . . . . . . .              4,735      29,198
                                                                             ----------
COMPUTER SOFTWARE / SERVICES (0.1%)
ORC Software AB. . . . . . . . . . . . . . . . . . . . .                294       2,567
                                                                             ----------
FINANCE (1.2%)
Intrum Justitia AB (b) . . . . . . . . . . . . . . . . .              7,981      34,842
                                                                             ----------
HOME FURNISHING (0.6%)
Nobia AB (b) . . . . . . . . . . . . . . . . . . . . . .              2,787      17,947
                                                                             ----------
                                                                                 84,554
                                                                             ----------

                                                           2002 Annual Report 49

================================================================================
International Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND (CONTINUED)

COMMON STOCKS (CONTINUED)

                                                          SHARES OR
                                                          PRINCIPAL AMOUNT   VALUE
SWITZERLAND (4.9%)
BROKERAGE SERVICES (0.7%)
Compagnie Financiere Tradition . . . . . . . . . . . . .                400  $   18,900
                                                                             ----------
BUILDING & CONSTRUCTION (0.7%)
Geberit International AG (b) . . . . . . . . . . . . . .                 76      21,031
                                                                             ----------
COMPUTER EQUIPMENT (0.7%)
Logitech International SA (b). . . . . . . . . . . . . .                600      19,713
                                                                             ----------
COMPUTER SOFTWARE / SERVICES (0.3%)
Temenos Group AG (b) . . . . . . . . . . . . . . . . . .              8,798       9,238
                                                                             ----------
MEDICAL PRODUCTS (0.7%)
Centerpulse AG (b) . . . . . . . . . . . . . . . . . . .                118      19,104
                                                                             ----------
PHARMACEUTICALS (1.8%)
Actelion Ltd. (b). . . . . . . . . . . . . . . . . . . .              1,449      55,459
                                                                             ----------
                                                                                143,445
                                                                             ----------
TAIWAN (1.0%)
COMPUTER HARDWARE (1.0%)
Accton Technology Corp. (b). . . . . . . . . . . . . . .             23,250      28,766
                                                                             ----------
UNITED KINGDOM (11.2%)
AGRICULTURAL BIOTECHNOLOGY (0.7%)
Sygen International PLC. . . . . . . . . . . . . . . . .             27,900      21,388
                                                                             ----------
AUTO / RELATED PRODUCTS (0.8%)
Reg Vardy PLC. . . . . . . . . . . . . . . . . . . . . .              4,900      24,455
                                                                             ----------
BREWERY (1.1%)
Majestic Wine PLC. . . . . . . . . . . . . . . . . . . .              4,600      32,982
                                                                             ----------
BROADCASTING & TELEVISION (1.5%)
HIT Entertainment PLC. . . . . . . . . . . . . . . . . .             11,000      41,561
                                                                             ----------
DATA / INTERNET (0.8%)
NDS Group PLC ADR (b). . . . . . . . . . . . . . . . . .              3,100      23,250
                                                                             ----------
FINANCIAL SERVICES (0.7%)
Inter-Alliance Group PLC (b) . . . . . . . . . . . . . .             12,150      20,529
                                                                             ----------
HOTELS / MOTELS (0.8%)
Thistle Hotels PLC . . . . . . . . . . . . . . . . . . .             13,000      24,032
                                                                             ----------
INSURANCE (0.6%)
Cox Insurance Holdings PLC (b) . . . . . . . . . . . . .             19,600      18,782
                                                                             ----------
RETAIL - PUBS (1.8%)
J.D. Wetherspoon PLC . . . . . . . . . . . . . . . . . .             10,713      48,020
                                                                             ----------
RETAIL - SPECIALTY (1.0%)
HMV Group PLC (b). . . . . . . . . . . . . . . . . . . .             13,000      28,626
                                                                             ----------
UNITED KINGDOM (CONTINUED)
TELEVISION (1.4%)
Chrysalis Group PLC. . . . . . . . . . . . . . . . . . .             14,400  $   40,899
                                                                             ----------
                                                                                324,524
                                                                             ----------
TOTAL COMMON STOCKS                                                           2,661,470
                                                                             ----------
REPURCHASE AGREEMENT (8.2%)
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $237,359
     (Fully collateralized by
     Freddie Mac Gold Securities). . . . . . . . . . . .  $         237,348     237,348
                                                                             ----------
TOTAL REPURCHASE AGREEMENT                                                      237,348
                                                                             ----------
TOTAL INVESTMENTS (COST $3,543,847) (A) - 99.7%                               2,898,818
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                                      9,007
                                                                             ----------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . .                    $ 2,907,825
                                                                           ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt
At October 31, 2002, the Fund's open forward foreign currency contracts were as follows:



                                                                UNREALIZED
                       DELIVERY    CONTRACT                    APPRECIATION/
        CURRENCY         DATE       VALUE      MARKET VALUE   (DEPRECIATION)
SHORT CONTRACTS:
Australia Dollar. . .   11/01/02  $   3,835   $        3,842   $          (7)
Euro. . . . . . . . .   11/01/02      1,883            1,922             (39)
Euro. . . . . . . . .   11/04/02      2,096            2,129             (33)
Japanese Yen. . . . .   11/01/02     19,415           19,670            (255)
Japanese Yen. . . . .   11/05/02      3,203            3,230             (27)
Japanese Yen. . . . .   11/06/02      1,362            1,359               3
                                  ----------  ---------------  --------------
TOTAL SHORT CONTRACTS             $  31,794   $       32,152  $         (358)
                                  ----------  ---------------  --------------
LONG CONTRACTS:
Japanese Yen. . . . .   11/01/02  $   8,847   $        8,955   $         108
Swedish Krone . . . .   11/01/02      8,464            8,526              62
                                  ----------  ---------------  --------------
TOTAL LONG CONTRACTS.             $  17,311   $       17,481   $          170
                                  ----------  ---------------  --------------
TOTAL CONTRACTS                                                $        (188)
                                                               --------------

See  notes  to  financial  statements.

50  Annual  Report  2002
--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002




                                                             GARTMORE       GARTMORE         GARTMORE
                                                             EMERGING     INTERNATIONAL    INTERNATIONAL
                                                             MARKETS         GROWTH          SMALL CAP
                                                               FUND           FUND          GROWTH FUND
ASSETS:
Investments, at value (cost $4,789,931; $5,725,949
     and $3,306,499; respectively). . . . . . . . . . . .  $ 4,543,936   $    5,458,051   $    2,661,470
Repurchase agreements, at cost. . . . . . . . . . . . . .       40,708           49,525          237,348
                                                           ----------------------------------------------
        Total Investment. . . . . . . . . . . . . . . . .    4,584,644        5,507,576        2,898,818
                                                           ----------------------------------------------
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .            -               84                -
Foreign currency, at value (cost $42,367;
     $90,105 and $2,168; respectively). . . . . . . . . .       42,446           90,045            2,167
Interest and dividends receivable . . . . . . . . . . . .        1,935            9,763            4,088
Receivable for investments sold . . . . . . . . . . . . .            -          266,933           38,972
Unrealized appreciation on forward
     foreign currency contracts . . . . . . . . . . . . .            -              826              173
Receivable from adviser . . . . . . . . . . . . . . . . .          248              594                -
Reclaims receivable . . . . . . . . . . . . . . . . . . .            -            4,875            1,744
Prepaid expenses and other assets . . . . . . . . . . . .        9,586            9,537              319
                                                           ----------------------------------------------
        Total Assets. . . . . . . . . . . . . . . . . . .    4,638,859        5,890,233        2,946,281
                                                           ----------------------------------------------
LIABILITIES:
Payable to adviser. . . . . . . . . . . . . . . . . . . .            -                -              819
Payable for investments purchased . . . . . . . . . . . .       30,917          256,724           31,102
Unrealized depreciation on forward
     foreign currency contracts . . . . . . . . . . . . .            -            1,524              361
Accrued expenses and other payables
     Investment advisory fees . . . . . . . . . . . . . .        4,278            4,620            2,584
     Fund administration and transfer agent fees. . . . .        2,087            2,989            2,496
     Distribution fees. . . . . . . . . . . . . . . . . .        1,590            1,921              741
     Administrative servicing fees. . . . . . . . . . . .           56                4                4
     Other. . . . . . . . . . . . . . . . . . . . . . . .          919              828              349
                                                           ----------------------------------------------
     Total Liabilities. . . . . . . . . . . . . . . . . .       39,847          268,610           38,456
                                                           ----------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . .  $ 4,599,012   $    5,621,623   $    2,907,825
                                                           ----------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . . . . . . . .  $ 6,353,563   $   10,115,120   $    5,089,824
Accumulated net investment income (loss). . . . . . . . .       (1,131)             576               27
Accumulated net realized gains (losses) from investment,
     futures, and foreign currency transactions . . . . .   (1,507,505)      (4,232,533)      (1,536,943)
Net unrealized appreciation (depreciation)
     on investments and translation of assets
     and liablities denominated in foreign currencies . .     (245,915)        (261,540)        (645,083)
                                                           ----------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . .  $ 4,599,012   $    5,621,623   $    2,907,825
                                                           ----------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . . . . . . .  $ 1,996,414   $    1,964,759   $      809,944
Class B Shares. . . . . . . . . . . . . . . . . . . . . .    1,442,523        1,839,749          705,070
Class C Shares. . . . . . . . . . . . . . . . . . . . . .       14,701           10,081            5,726
Institutional Service Class Shares. . . . . . . . . . . .    1,145,374        1,807,034          692,810
Institutional Class Shares. . . . . . . . . . . . . . . .            -                -          694,275
                                                           ----------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 4,599,012   $    5,621,623   $    2,907,825
                                                           ----------------------------------------------
SHARES OUTSTANDING (unlimited number
     of shares authorized):
Class A Shares. . . . . . . . . . . . . . . . . . . . . .      293,470          365,047          147,110
Class B Shares. . . . . . . . . . . . . . . . . . . . . .      214,924          347,249          129,755
Class C Shares. . . . . . . . . . . . . . . . . . . . . .        2,162            1,893            1,054
Institutional Service Class Shares. . . . . . . . . . . .      167,072          333,333          125,000
Institutional Class Shares. . . . . . . . . . . . . . . .            -                -          125,000
                                                           ----------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . .      677,628        1,047,522          527,919
                                                           ----------------------------------------------
Net asset value:
Class A Shares. . . . . . . . . . . . . . . . . . . . . .  $      6.80   $         5.38   $         5.51
Class B Shares (a). . . . . . . . . . . . . . . . . . . .  $      6.71   $         5.30   $         5.43
Class C Shares (b). . . . . . . . . . . . . . . . . . . .  $      6.80   $         5.33   $         5.43
Institutional Service Class Shares. . . . . . . . . . . .  $      6.86   $         5.42   $         5.54
Institutional Class Shares. . . . . . . . . . . . . . . .  $         -   $            -   $         5.55
MAXIMUM OFFERING PRICE PER SHARE
     (100%/100%-maximum sales charge)
     of net asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . . . . . . .  $      7.21   $         5.71   $         5.85
Class C Shares. . . . . . . . . . . . . . . . . . . . . .  $      6.87   $         5.38   $         5.48
                                                           ----------------------------------------------
Maximum Sales Charge - Class A Shares . . . . . . . . . .         5.75%            5.75%            5.75%
                                                           ----------------------------------------------
Maximum Sales Charge - Class C Shares . . . . . . . . . .         1.00%            1.00%            1.00%
                                                           ----------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.


                                                           2002 Annual Report 51

================================================================================
International  Series


STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002




                                                                GARTMORE      GARTMORE         GARTMORE
                                                                EMERGING    INTERNATIONAL    INTERNATIONAL
                                                                MARKETS        GROWTH          SMALL CAP
                                                                  FUND          FUND          GROWTH FUND
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . .  $   4,756   $        3,725   $        1,312
Dividend income (net of foreign witholding tax
     of $3,385; $18,108 and $5,656; respectively) . . . . . .     64,757          121,637           41,135
                                                            ----------------------------------------------
     Total Income . . . . . . . . . . . . . . . . . . . . . .     69,513          125,362           42,447
                                                            ----------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . . . . . . . . .     52,415           63,942           37,656
Fund administration and transfer agent fees . . . . . . . . .     18,496           24,979           22,969
Distribution fees Class A . . . . . . . . . . . . . . . . . .      4,344            5,526            2,177
Distribution fees Class B . . . . . . . . . . . . . . . . . .     15,299           20,911            8,593
Distribution fees Class C . . . . . . . . . . . . . . . . . .        161              119               56
Administrative servicing fees Class A . . . . . . . . . . . .        358               14               24
Registration and filing fees. . . . . . . . . . . . . . . . .     24,979           25,214           40,519
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,217            4,101            3,602
                                                            ----------------------------------------------
     Total expenses before reimbursed expenses. . . . . . . .    120,269          144,806          115,596
Expenses reimbursed . . . . . . . . . . . . . . . . . . . . .    (21,359)         (23,290)         (56,524)
                                                            ----------------------------------------------
     Total Expenses . . . . . . . . . . . . . . . . . . . . .     98,910          121,516           59,072
                                                            ----------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . . . . . . .    (29,397)           3,846          (16,625)
                                                            ----------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions. . . .   (694,349)        (822,151)        (550,070)
Net realized gains (losses) on futures transactions . . . . .          -            3,261                -
Net realized gains (losses) on foreign currency transactions.      3,142          (73,186)         (37,270)
                                                            ----------------------------------------------
Net realized gains (losses) on investment, futures,
     and foreign currency transactions. . . . . . . . . . . .   (691,207)        (892,076)        (587,340)
Net change in unrealized appreciation/depreciation on
     investments and translation of assets
     and liabilities denominated in foreign currencies. . . .    999,702           59,121           54,641
                                                            ----------------------------------------------
Net realized/unrealized gains (losses) on investments,
     futures, and foreign currencies. . . . . . . . . . . . .    308,495         (832,955)        (532,699)
                                                            ----------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . .  $ 279,098        ($829,109)       ($549,324)
                                                            ----------------------------------------------

See  notes  to  financial  statements.


52  Annual  Report  2002

================================================================================
STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                                                              GARTMORE
                                               GARTMORE                       GARTMORE                      INTERNATIONAL
                                               EMERGING                     INTERNATIONAL                     SMALL CAP
                                             MARKETS FUND                    GROWTH FUND                     GROWTH FUND
                                          Year           Year            Year            Year            Year           Period
                                         Ended           Ended           Ended           Ended           Ended           Ended
                                      October 31,     October 31,     October 31,     October 31,     October 31,     October 31,
                                          2002           2001            2002            2001            2002          2001 (a)
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . .       ($29,397)  $      2,614   $        3,846       ($29,395)        ($16,625)      ($10,925)
Net realized gains (losses)
     on investment, futures and
     foreign currency transactions.       (691,207)      (759,278)        (892,076)    (2,886,852)        (587,340)      (999,531)
Net change in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities denominated in
     foreign currencies . . . . . .        999,702       (366,409)          59,121        205,890           54,641       (699,724)
                                       -------------------------------------------------------------------------------------------
Change in net assets resulting
     from operations. . . . . . . .        279,098     (1,123,073)        (829,109)    (2,710,357)        (549,324)    (1,710,180)
                                       -------------------------------------------------------------------------------------------
Distributions to Class A
     Shareholders from:
Net investment income . . . . . . .              -           (310)               -              -                -              -
Distributions to Institutional
Service Class
     Shareholders from:
Net investment income . . . . . . .              -           (989)               -              -                -              -
                                       -------------------------------------------------------------------------------------------
Change in net assets from
     shareholder distributions. . .              -         (1,299)               -              -                -              -
                                       -------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions . . . . .      1,076,593        295,268          134,097        148,914          140,174      5,027,155
                                       -------------------------------------------------------------------------------------------
Change in net assets. . . . . . . .      1,355,691       (829,104)        (695,012)    (2,561,443)        (409,150)     3,316,975
Net Assets:
Beginning of period . . . . . . . .      3,243,321      4,072,425        6,316,635      8,878,078        3,316,975              -
                                       -------------------------------------------------------------------------------------------
End of period . . . . . . . . . . .  $   4,599,012   $  3,243,321   $    5,621,623   $  6,316,635   $    2,907,825   $  3,316,975
                                       -------------------------------------------------------------------------------------------

(a) For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
See  notes  to  financial  statements.


                                                           2002 Annual Report 53

================================================================================
International  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding


GARTMORE  EMERGING  MARKETS  FUND






                                  INVESTMENT  ACTIVITIES                             DISTRIBUTIONS
                                      NET                        NET
                                     ASSET                  REALIZED AND                                               NET
                                     VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                   BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                       OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                     PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                   ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000(d).  $    10.00       (0.01)         (1.87)       (1.88)       (0.01)          (0.01)  $  8.11
Year Ended October 31, 2001 . . .  $     8.11        0.01          (2.14)       (2.13)           -               -   $  5.98
Year Ended October 31, 2002 . . .  $     5.98       (0.03)          0.85         0.82            -               -   $  6.80
CLASS B SHARES
Period Ended October 31, 2000(d).  $    10.00       (0.01)         (1.88)       (1.89)       (0.01)          (0.01)  $  8.10
Year Ended October 31, 2001 . . .  $     8.10       (0.03)         (2.13)       (2.16)           -               -   $  5.94
Year Ended October 31, 2002 . . .  $     5.94       (0.08)          0.85         0.77            -               -   $  6.71
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     7.57       (0.01)         (1.54)       (1.55)           -               -   $  6.02
Year Ended October 31, 2002 . . .  $     6.02       (0.08)          0.86         0.78            -               -   $  6.80
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00           -          (1.88)       (1.88)       (0.01)          (0.01)  $  8.11
Year Ended October 31, 2001 . . .  $     8.11        0.04          (2.13)       (2.09)       (0.01)          (0.01)  $  6.01
Year Ended October 31, 2002 . . .  $     6.01       (0.02)          0.87         0.85            -               -   $  6.86


                                                        RATIOS / SUPPLEMENTAL DATA
                                                                            RATIO OF
                                                                               NET           RATIO
                                                                           INVESTMENT     OF EXPENSES
                                                     NET       RATIO OF      INCOME        (PRIOR TO
                                                   ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                  AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                      TOTAL        PERIOD         NET          NET            NET         PORTFOLIO
                                    RETURN (A)     (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                   ------------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000(d).   (18.90)%(f)   $   1,366        2.15%(g)    (0.35)%(g)     7.24%(g)       10.88%
Year Ended October 31, 2001 . . .   (26.24)%  $       1,066        2.15%        0.18%         5.93%          97.85%
Year Ended October 31, 2002 . . .     13.71%  $       1,996        2.01%       (0.49)%        2.41%          57.86%
CLASS B SHARES
Period Ended October 31, 2000(d).   (19.00)%(f)   $   1,353        2.75%(g)    (0.95)%(g)     7.96%(g)       10.88%
Year Ended October 31, 2001 . . .   (26.67)%      $   1,164        2.75%       (0.40)%        6.67%          97.85%
Year Ended October 31, 2002 . . .    12.96%       $   1,443        2.71%       (1.18)%        3.22%          57.86%
CLASS C SHARES
Period Ended October 31, 2001 (e)   (20.48)%(f)   $     10         2.75%(g)    (0.85)%(g)     8.68%(g)       97.85%
Year Ended October 31, 2002 . . .    12.96%       $     15         2.72%       (1.12)%        3.28%          57.86%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)   (18.90)%(f)   $  1,354         1.82%(g)    (0.02)%(g)     6.95%(g)       10.88%
Year Ended October 31, 2001 . . .   (25.81)%      $  1,004         1.82%        0.49%         5.60%          97.85%
Year Ended October 31, 2002 . . .    14.14%       $  1,145         1.73%       (0.21)%        2.24%          57.86%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

54  Annual  Report  2002

================================================================================
GARTMORE  INTERNATIONAL  GROWTH  FUND





                                                    INVESTMENT  ACTIVITIES                       RATIOS  /  SUPPLEMENTAL  DATA:
                                                                NET
                                                              REALIZED                                                    RATIO
                                                                AND                                             NET        OF
                                      NET                    UNREALIZED                  NET                   ASSETS   EXPENSES
                                     ASSET         NET         GAINS         TOTAL      ASSET                  AT END      TO
                                     VALUE,    INVESTMENT     (LOSSES)       FROM      VALUE,                    OF      AVERAGE
                                   BEGINNING     INCOME          ON       INVESTMENT   END OF      TOTAL       PERIOD      NET
                                   OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN (A)    (000S)    ASSETS
                                   ----------  -----------  ------------  -----------  -------  ------------  --------  ---------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00           -         (1.14)       (1.14)  $  8.86   (11.40)%(f)  $  2,975    1.85%(g)
Year Ended October 31, 2001 . . .  $     8.86       (0.02)        (2.65)       (2.67)  $  6.19   (30.14)%     $  2,156    1.85%
Year Ended October 31, 2002 . . .  $     6.19        0.01         (0.82)       (0.81)  $  5.38   (13.09)%     $  1,965    1.76%
CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00       (0.01)        (1.14)       (1.15)  $  8.85   (11.50)%(f)  $  2,950    2.45%(g)
Year Ended October 31, 2001 . . .  $     8.85       (0.07)        (2.64)       (2.71)  $  6.14   (30.62)%     $  2,078    2.45%
Year Ended October 31, 2002 . . .  $     6.14       (0.03)        (0.81)       (0.84)  $  5.30   (13.68)%     $  1,840    2.46%
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     7.72       (0.02)        (1.53)       (1.55)  $  6.17   (20.08)%(f)  $     10    2.45%(g)
Year Ended October 31, 2002 . . .  $     6.17       (0.03)        (0.81)       (0.84)  $  5.33   (13.61)%     $     10    2.46%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00        0.01         (1.15)       (1.14)  $  8.86   (11.40)%(f)  $  2,954    1.52%(g)
Year Ended October 31, 2001 . . .  $     8.86           -         (2.64)       (2.64)  $  6.22   (29.80)%     $  2,073    1.52%
Year Ended October 31, 2002 . . .  $     6.22        0.03         (0.83)       (0.80)  $  5.42   (12.86)%     $  1,807    1.48%


                                      RATIOS  /  SUPPLEMENTAL  DATA:
                                      RATIO          RATIO
                                     OF NET        EXPENSES
                                   INVESTMENT      PRIOR TO
                                     INCOME     REIMBURSEMENTS
                                     (LOSS)           TO
                                   TO AVERAGE       AVERAGE
                                       NET            NET         PORTFOLIO
                                     ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)        0.05%(g)         4.01%(g)     46.31%
Year Ended October 31, 2001 . . .       (0.30)%           4.01%       236.28%
Year Ended October 31, 2002 . . .        0.20%            2.10%       226.70%
CLASS B SHARES
Period Ended October 31, 2000 (d)       (0.54)%(g)        4.75%(g)     46.31%
Year Ended October 31, 2001 . . .       (0.89)%           4.75%       236.28%
Year Ended October 31, 2002 . . .       (0.50)%           2.85%       226.70%
CLASS C SHARES
Period Ended October 31, 2001 (e)      (1.10)%(g)         6.72%(g)    236.28%
Year Ended October 31, 2002 . . .      (0.53)%            2.95%       226.70%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)        0.39%(g)         3.75%(g)     46.31%
Year Ended October 31, 2001 . . .        0.03%            3.72%       236.28%
Year Ended October 31, 2002 . . .        0.48%            1.85%       226.70%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 55

================================================================================
International  Series

GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND


FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding





                                                    INVESTMENT  ACTIVITIES                       RATIOS  /  SUPPLEMENTAL  DATA
                                                                NET
                                                              REALIZED                                                    RATIO
                                                                AND                                             NET        OF
                                      NET                    UNREALIZED                  NET                   ASSETS   EXPENSES
                                     ASSET         NET         GAINS         TOTAL      ASSET                  AT END      TO
                                     VALUE,    INVESTMENT     (LOSSES)       FROM      VALUE,                    OF      AVERAGE
                                   BEGINNING     INCOME          ON       INVESTMENT   END OF      TOTAL       PERIOD      NET
                                   OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN (A)    (000S)    ASSETS
                                   ----------  -----------  ------------  -----------  -------  ------------  --------  ---------
CLASS A SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.03)        (3.39)       (3.42)  $  6.58   (34.20)%(f)  $    834    1.85%(g)
Year Ended October 31, 2002 . . .  $     6.58       (0.03)        (1.04)       (1.07)  $  5.51   (16.26)%     $    810    1.70%
CLASS B SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.07)        (3.39)       (3.46)  $  6.54   (34.60)%(f)  $    828    2.45%(g)
Year Ended October 31, 2002 . . .  $     6.54       (0.08)        (1.03)       (1.11)  $  5.43   (16.97)%     $    705    2.40%
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     9.45       (0.04)        (2.86)       (2.90)  $  6.55   (30.69)%(f)  $      2     2.45%(g)
Year Ended October 31, 2002 . . .  $     6.55       (0.05)        (1.07)       (1.12)  $  5.43   (17.10)%     $      6     2.40%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2001 (d)  $    10.00           -         (3.39)       (3.39)  $  6.61   (33.90)%(f)  $    826     1.52%(g)
Year Ended October 31, 2002 . . .  $     6.61       (0.02)        (1.05)       (1.07)  $  5.54   (16.19)%     $    693     1.42%
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2001 (d)  $    10.00        0.01         (3.39)       (3.38)  $  6.62   (33.80)%(f)  $    827     1.37%(g)
Year Ended October 31, 2002 . . .  $     6.62       (0.01)        (1.06)       (1.07)  $  5.55   (16.16)%     $    694     1.37%


                                       RATIOS  /  SUPPLEMENTAL  DATA
                                      RATIO          RATIO
                                     OF NET        EXPENSES
                                   INVESTMENT      PRIOR TO
                                     INCOME     REIMBURSEMENTS
                                     (LOSS)           TO
                                   TO AVERAGE       AVERAGE
                                       NET            NET         PORTFOLIO
                                     ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2001 (d)   (0.37%)(g)        6.81%(g)       121.33%
Year Ended October 31, 2002 . . .   (0.46)%           3.31%          140.18%
CLASS B SHARES
Period Ended October 31, 2001 (d)   (0.96)%(g)        7.57%(g)       121.33%
Year Ended October 31, 2002 . . .   (1.16)%           4.06%          140.18%
CLASS C SHARES
Period Ended October 31, 2001 (e)   (1.14)%(g)       15.71%(g)       121.33%
Year Ended October 31, 2002 . . .   (0.88)%           4.00%          140.18%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2001 (d)   (0.04)%(g)        6.54%(g)       121.33%
Year Ended October 31, 2002 . . .   (0.18)%           3.06%          140.18%
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2001 (d)   0.11%(g)          6.53%(g)       121.33%
Year Ended October 31, 2002 . . .  (0.13)%            3.06%          140.18%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.


56  Annual  Report  2002

================================================================================
Concept  Series

GARTMORE  HIGH  YIELD
BOND  FUND

Class  A  Shares  symbol:               NYBAX
Class  B  Shares  symbol:               NYBBX
Class  C  Shares  symbol:               NYBCX
Institutional  Service  Class  symbol:  NHYSX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed, returning -4.27%* versus -6.77% for its benchmark, the Salomon Smith Barney High Yield Index.

For broader comparison, the Credit Suisse First Boston Global High Yield Corporate Bond Index returned -0.07% and the S&P 500 Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

For the high-yield asset class, the year was a tale of two very different halves. When the economy appeared to be recovering during the first half, high-yield bonds performed well. As normally happens during an economic recovery, high-yield bonds outperformed those issued by better credit-quality companies-as is true of stocks, high-yield bonds are more sensitive to changing economic conditions.

During the latter half of the year, the recovery was derailed by negative economic news and a series of high-profile cases involving questionable accounting practices and poor corporate governance. The threat of terrorism and a potential war with Iraq further damaged investor confidence. Even high-yield bonds of some companies with solid business fundamentals performed poorly, proving that negative investor sentiment has taken a heavy toll on many market segments.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The Fund benefited from an emphasis on the bonds issued by consumer-related companies. Companies within the consumer discretionary and staples sectors performed relatively well during the period. For the most part, this was because consumers continued generous spending patterns despite a cloudy economic picture.

Nextel Communications, Inc., a wireless communications company in the telecommunications sector, also performed well because it reported rising revenues and strong gains in its subscriber base.

Despite the Fund's underweight position in the cable industry relative to the benchmark, this area dragged down performance. Cable companies were under the microscope for much of the year as part of the fallout from corporate scandals involving firms such as Enron Corp., WorldCom, Inc. and Adelphia Communications Corp. In particular, the cable industry has come under fire because many of its companies have exhibited inconsistent methods of reporting subscriber accounts and accounting for capital expenditures.

HOW  IS  THE  FUND  POSITIONED?

We expect the economic environment to remain challenging on a broad basis well into 2003. Therefore, the portfolio has been constructed with a defensive bias-maintaining diversification across multiple sectors and securities within each sector. We also have slightly reduced each of our holdings to shield against the effects of unstable corporate earnings. In addition, we have slightly increased investments in issuers with above-average credit as well as securities that we believe are backed by strong fundamentals.

PORTFOLIO  MANAGER:  Karen  Bater
*Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $86,119,176
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)


                              1 YR.   INCEPTION1
Class A    w/o SC2 . . . . .  -4.27%  -7.24%
    w/SC3. . . . . . . . . .  -8.53%  -8.72%
Class B     w/o SC2. . . . .  -5.11%  -7.97%
     w/SC4 . . . . . . . . .  -9.47%  -8.71%
Class C5     w/o SC2 . . . .  -4.96%  -8.31%
     w/SC6 . . . . . . . . .  -6.78%  -8.63%
Institutional Service Class7  -4.12%  -6.80%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.50%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one-year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                                                                          SALOMON
            GARTMORE HIGH YIELD BOND FUND        BENCHMARKS            SMITH BARNEY
DATE                   CLASS A             CSFB GLOBAL HIGH YIELD     U.S. HIGH YIELD   CPI
----------  -----------------------------  ----------------------   -----------------  ------
12/29/1999                          9,550                  10,000              10,000  10,000
10/31/2000                          8,359                   9,673               9,637  10,339
10/31/2001                          8,060                   9,707               9,643  10,559
10/31/2002                          7,716                   9,700               8,990  10,781

Comparative  performance  of  $10,000 invested in Class A shares of the Gartmore
High Yield Bond Fund, Salomon Smith Barney U.S. High-Yield Market Index (a), Credit Suisse First Boston Global High Yield Corporate Bond Index (CSFB Global High Yield) (b), and the Consumer Price Index (CPI) (c) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Salomon Smith Barney U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. Effective November 6, 2002 this Fund changed the index to which it is compared from CSFB Global High Yield to the Salomon Smith Barney U.S. High-Yield Market Index because this Index more accurately reflects trends in the high-yield debt marketplace.
(b) The CSFB Global High Yield is a U.S. Dollar-denominated index that is comprised of high yield public debt.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                           2002 Annual Report 57

================================================================================
Concept  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  HIGH  YIELD  BOND  FUND

CORPORATE  BONDS  (93.5%)




                                                                                       SHARES OR
                                                                                   PRINCIPAL AMOUNT      VALUE
AEROSPACE/DEFENSE EQUIPMENT (1.8%)
BE Aerospace, Inc., 8.00%, 03/01/08 . . . . . . . . . . . . . . . . . . . . . . .  $       1,000,000  $   670,000
Sequa Corp., 9.00%, 08/01/09. . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      840,000
                                                                                                      ------------
                                                                                                        1,510,000
                                                                                                      ------------
APPLIANCES (1.6%)
Salton, Inc., 12.25%, 04/15/08. . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000    1,365,000
                                                                                                      ------------
AUTO PARTS & EQUIPMENT (2.6%)
Collins & Aikman Products Corp., 10.75%, 12/31/11 . . . . . . . . . . . . . . . .          1,000,000      925,000
Dura Operating Corp., 9.00%, 05/01/09 . . . . . . . . . . . . . . . . . . . . . .          1,000,000      870,000
Stoneridge, Inc., 11.50%, 05/01/12. . . . . . . . . . . . . . . . . . . . . . . .            550,000      462,000
                                                                                                      ------------
                                                                                                        2,257,000
                                                                                                      ------------
BUILDING & CONSTRUCTION (2.0%)
K. Hovnanian Enterprises, Inc., 8.00%, 04/01/12 . . . . . . . . . . . . . . . . .          1,000,000      907,500
WCI Communities, Inc., 9.13%, 05/01/12. . . . . . . . . . . . . . . . . . . . . .          1,000,000      827,500
                                                                                                      ------------
                                                                                                        1,735,000
                                                                                                      ------------
CABLE & SATELLITE (3.8%)
Charter Communications Holdings, LLC,
     8.63%, 04/01/09. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            620,000      266,600
CSC Holdings, Inc., 7.63%, 04/01/11 . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      817,500
Echostar DBS Corp., 9.13%, 01/15/09 (c) . . . . . . . . . . . . . . . . . . . . .          1,250,000    1,234,375
Young Broadcasting, Inc., 10.00%, 03/01/11. . . . . . . . . . . . . . . . . . . .          1,000,000      920,000
                                                                                                      ------------
                                                                                                        3,238,475
                                                                                                      ------------
CHEMICALS (4.8%)
Lyondell Chemical Co., 9.50%, 12/15/08. . . . . . . . . . . . . . . . . . . . . .          1,000,000      935,000
Noveon, Inc., 11.00%, 02/28/11. . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000    2,140,000
Resolution Performance Products, LLC,
     13.50%, 11/15/10 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,060,000
                                                                                                      ------------
                                                                                                        4,135,000
                                                                                                      ------------
COMMUNICATION / MOBILE (1.9%)
Alamosa Delaware, Inc., 13.63%, 08/15/11. . . . . . . . . . . . . . . . . . . . .            500,000      155,000
SBA Communications Corp., 10.25%, 02/01/09. . . . . . . . . . . . . . . . . . . .          1,000,000      460,000
TeleCorp PCS, Inc., 10.63%, 07/15/10. . . . . . . . . . . . . . . . . . . . . . .          1,000,000      980,000
                                                                                                      ------------
                                                                                                        1,595,000
                                                                                                      ------------
CONSUMER PRODUCTS / SERVICES (6.6%)
AEP Industries, Inc., 9.88%, 11/15/07 . . . . . . . . . . . . . . . . . . . . . .          1,250,000    1,175,000
American Greetings Corp., 11.75%, 07/15/08. . . . . . . . . . . . . . . . . . . .          1,000,000    1,072,500
Bally Total Fitness Holdings Corp., 9.88%, 10/15/07 . . . . . . . . . . . . . . .          1,000,000      860,000
Berry Plastics Corp., 10.75%, 07/15/12. . . . . . . . . . . . . . . . . . . . . .            550,000      572,000
Chattem, Inc., 8.88%, 04/01/08. . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,022,500
Riddell Sports, 10.50%, 07/15/07. . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      941,250
                                                                                                      ------------
                                                                                                        5,643,250
                                                                                                      ------------
COSMETICS/TOILETRIES (2.7%)
Armkel, LLC, 9.50%, 08/15/09. . . . . . . . . . . . . . . . . . . . . . . . . . .  $       1,250,000  $ 1,334,375
Elizabeth Arden, Inc., 11.75%, 02/01/11 . . . . . . . . . . . . . . . . . . . . .          1,000,000      990,000
                                                                                                      ------------
                                                                                                        2,324,375
                                                                                                      ------------
FOOD & BEVERAGE (4.0%)
B&G Foods, Inc., 9.63%, 08/01/07. . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000    2,075,000
Constellation Brands, Inc., 8.13%, 01/15/12 . . . . . . . . . . . . . . . . . . .            600,000      625,500
Land O Lakes, Inc., 8.75%, 11/15/11 . . . . . . . . . . . . . . . . . . . . . . .          1,250,000      687,500
                                                                                                      ------------
                                                                                                        3,388,000
                                                                                                      ------------
GAMING (9.0%)
Chumash Casino & Resort, 9.00%, 07/15/10 (c). . . . . . . . . . . . . . . . . . .          1,000,000    1,041,250
International Game Technology, 8.38%, 05/15/09. . . . . . . . . . . . . . . . . .          1,000,000    1,095,000
Isle of Capri Casinos, Inc., 9.00%, 03/15/12. . . . . . . . . . . . . . . . . . .          1,250,000    1,262,500
Park Place Entertainment Corp., 8.13%, 05/15/11 . . . . . . . . . . . . . . . . .          1,250,000    1,259,375
Penn National Gaming, Inc., 11.13%, 03/01/08. . . . . . . . . . . . . . . . . . .          1,000,000    1,076,250
Station Casinos, Inc., 9.88%, 07/01/10. . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,077,500
Venitian Casino Resort, LLC, 11.00%, 06/15/10 (c) . . . . . . . . . . . . . . . .            750,000      768,750
                                                                                                      ------------
                                                                                                        7,580,625
                                                                                                      ------------
HEALTHCARE (6.2%)
Iasis Healthcare Corp., 13.00%, 10/15/09. . . . . . . . . . . . . . . . . . . . .          1,250,000    1,275,000
Omnicare, Inc., 8.13%, 03/15/11 . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,060,000
Pacificare Health Systems, 10.75%, 06/01/09 . . . . . . . . . . . . . . . . . . .          1,000,000    1,040,000
Quest Diagnostic, Inc., 7.50%, 07/12/11 . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,125,502
Res-Care, Inc., 10.63%, 11/15/08. . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      800,000
                                                                                                      ------------
                                                                                                        5,300,502
                                                                                                      ------------
INDUSTRIALS (1.1%)
Werner Holdings Co., Inc., 10.00%, 11/15/07 . . . . . . . . . . . . . . . . . . .          1,000,000      940,000
                                                                                                      ------------
LEISURE (4.3%)
Hollywood Entertainment Corp., 10.63%, 08/15/04 . . . . . . . . . . . . . . . . .            500,000      500,000
Intrawest Corp., 10.50%, 02/01/10 (c) . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,005,000
Regal Cinemas, Inc., 9.38%, 02/01/12. . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,045,000
Six Flags, Inc., 8.88%, 02/01/10. . . . . . . . . . . . . . . . . . . . . . . . .          1,255,000    1,098,125
                                                                                                      ------------
                                                                                                        3,648,125
                                                                                                      ------------
MACHINERY / EQUIPMENT (3.4%)
Columbus Mckinnon Corp., 8.50%, 04/01/08. . . . . . . . . . . . . . . . . . . . .          1,000,000      720,000
Fairchild Semiconductor Corp.,10.38%, 10/01/07. . . . . . . . . . . . . . . . . .          1,170,000    1,234,350
NMHG Holdings Co., 10.00%, 05/15/09 . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      950,000
                                                                                                      ------------
                                                                                                        2,904,350
                                                                                                      ------------
MEDIA (1.2%)
Sinclair Broadcast Group, Inc., 8.00%, 03/15/12 . . . . . . . . . . . . . . . . .          1,000,000    1,012,500
                                                                                                      ------------
METALS & MINING (4.1%)
AK Steel Corp., 7.88%, 02/15/09 . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000    1,990,000
P&L Coal Holdings Corp., 8.88%, 05/15/08. . . . . . . . . . . . . . . . . . . . .          1,476,000    1,542,420
                                                                                                      ------------
                                                                                                        3,532,420
                                                                                                      ------------

58 Annual Report 2002

================================================================================
CORPORATE BONDS (CONTINUED)
                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
OIL & GAS (7.8%)
Amerigas Partners LP, 8.88%, 05/20/11 . . . . . . . . . . . . . . . . . . . . . .  $       1,500,000  $ 1,530,000
Forest Oil Corp., 8.00%, 06/15/08 . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,060,000
Grant Predico, Inc., 9.63%, 12/01/07. . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,035,000
Grey Wolf, Inc., 8.88%, 07/01/07. . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,020,000
Hanover Equipment Trust, 8.75%, 09/01/11 (c). . . . . . . . . . . . . . . . . . .          1,000,000      940,000
Lone Star Technologies, 9.00%, 06/01/11 . . . . . . . . . . . . . . . . . . . . .            750,000      615,000
Stone Energy Corp., 8.25%, 12/15/11 . . . . . . . . . . . . . . . . . . . . . . .            400,000      412,000
                                                                                                      ------------
                                                                                                        6,612,000
                                                                                                      ------------
PUBLISHING (2.1%)
Dex Media East LLC, 9.88%, 11/15/09 . . . . . . . . . . . . . . . . . . . . . . .            750,000      772,500
Garden State Newspapers, Inc., 8.63%, 07/01/11. . . . . . . . . . . . . . . . . .          1,000,000      982,500
                                                                                                      ------------
                                                                                                        1,755,000
                                                                                                      ------------
RADIO BROADCASTING (0.2%)
XM Satellite Radio, Inc., 14.00%, 03/15/10. . . . . . . . . . . . . . . . . . . .            500,000      202,500
RETAIL (3.5%)
Cole National Group, Inc., 8.88%, 05/15/12. . . . . . . . . . . . . . . . . . . .            200,000      188,000
Mothers Work, Inc., 11.25%, 08/01/10. . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,000,000
Toys R Us, Inc., 7.63%, 08/01/11. . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      856,750
Woolworth Corp., 8.50%, 01/15/22. . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      934,676
                                                                                                      ------------
                                                                                                        2,979,426
                                                                                                      ------------
SERVICES (5.0%)
Allied Waste North America, Inc., 10.00%, 08/01/09. . . . . . . . . . . . . . . .          1,000,000      960,000
American Plumbing & Mechanical, Inc.
     11.63%, 10/15/08 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000      175,000
Synagro Technologies, Inc., 9.50%, 04/01/09 . . . . . . . . . . . . . . . . . . .          1,000,000    1,030,000
Trico Marine Services, Inc., 8.88%, 05/15/12. . . . . . . . . . . . . . . . . . .          1,000,000      780,000
United Rentals, Inc., 9.25%, 01/15/09 . . . . . . . . . . . . . . . . . . . . . .          1,000,000      732,500
URS Corp., 11.50%, 09/15/09(c). . . . . . . . . . . . . . . . . . . . . . . . . .            625,000      568,750
                                                                                                      ------------
                                                                                                        4,246,250
                                                                                                      ------------
SUPERMARKET (3.9%)
Fleming Companies, Inc., 9.25%, 06/15/10. . . . . . . . . . . . . . . . . . . . .            500,000      410,000
Ingles Markets, Inc., 8.88%, 12/01/11 . . . . . . . . . . . . . . . . . . . . . .          1,000,000      895,000
Stater Brothers Holdings, Inc., 10.75%, 08/15/06. . . . . . . . . . . . . . . . .          2,000,000    2,020,000
                                                                                                      ------------
                                                                                                        3,325,000
                                                                                                      ------------
TECHNOLOGY (1.3%)
Amkor Technology, Inc., 9.25%, 02/15/08 . . . . . . . . . . . . . . . . . . . . .          1,000,000      825,000
ON Semiconductor Corp., 12.00%, 05/15/08 (c). . . . . . . . . . . . . . . . . . .            500,000      305,000
                                                                                                      ------------
                                                                                                        1,130,000
                                                                                                      ------------
TELECOMMUNICATION SERVICES (3.4%)
Level 3 Communications, Inc., 0.00%, 12/01/08 (d) . . . . . . . . . . . . . . . .            500,000      175,000
Nextel Communications, Inc., 9.38%, 11/15/09. . . . . . . . . . . . . . . . . . .          1,625,000    1,393,438
Qwest Capital Funding, 7.25%, 02/15/11. . . . . . . . . . . . . . . . . . . . . .            500,000      277,500
Time Warner Telecommunications, Inc.,
     9.75%, 07/15/08. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000      230,000
Telecommunication Services (continued)
TSI Telecommunication, 12.75%, 02/01/09 . . . . . . . . . . . . . . . . . . . . .  $       1,000,000  $   820,000
                                                                                                      ------------
                                                                                                        2,895,938
                                                                                                      ------------
TEXTILES / APPAREL (2.7%)
GFSI, Inc., 9.63%, 03/01/07 . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      800,000
Levi Straus & Co., 11.63%, 01/15/08 . . . . . . . . . . . . . . . . . . . . . . .            500,000      490,000
Russell Corp., 9.25%, 05/01/10 (c). . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,030,000
                                                                                                      ------------
                                                                                                        2,320,000
                                                                                                      ------------
TRANSPORTATION (1.2%)
Petroleum Helicoptors, Inc., 9.38%, 05/01/09. . . . . . . . . . . . . . . . . . .          1,000,000    1,040,000
                                                                                                      ------------
UTILITIES (1.3%)
Calpine Corp., 7.88%, 04/01/08. . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      320,000
CMS Energy Corp., 9.88%, 10/15/07 . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000      810,000
                                                                                                      ------------
                                                                                                        1,130,000
                                                                                                      ------------
TOTAL CORPORATE BONDS                                                                                  79,745,736
                                                                                                      ------------
YANKEE BONDS (4.6%)
BROADCASTING (1.2%)
Spanish Broadcasting System, Inc., 9.63%, 11/01/09. . . . . . . . . . . . . . . .          1,000,000    1,012,500
                                                                                                      ------------
LEISURE (1.0%)
Royal Caribbean Cruises Ltd., 8.75%, 02/02/11 . . . . . . . . . . . . . . . . . .          1,000,000      870,000
                                                                                                      ------------
PAPER & FOREST PRODUCTS (1.2%)
Kappa Beheer BV, 10.63%, 07/15/09 . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,040,000
                                                                                                      ------------
TRANSPORTATION (1.2%)
Teekay Shipping Corp., 8.88%, 07/15/11. . . . . . . . . . . . . . . . . . . . . .          1,000,000    1,020,000
                                                                                                      ------------
TOTAL YANKEE BONDS                                                                                      3,942,500
                                                                                                      ------------
WARRANTS (0.0%)
COMMUNICATION / FIXED (0.0%)
Maxcom Telecommunications SA (c). . . . . . . . . . . . . . . . . . . . . . . . .                270            0
                                                                                                      ------------
COMMUNICATION / ISP (0.0%)
Metricom, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,000            0
                                                                                                      ------------
TOTAL WARRANTS                                                                                                  0
                                                                                                      ------------

                                                           2002 Annual Report 59

================================================================================
Concept Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE HIGH YIELD BOND FUND (CONTINUED)

PREFERRED STOCKS (0.0%)


                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
COMMUNICATION / ISP (0.0%)
Rhythms Netconnections, 6.75%, 03/03/12 (b) (c) . . . . . . . . . . . . . . . . .             10,000  $         0
                                                                                                      ------------
TOTAL PREFERRED STOCKS                                                                                          0
                                                                                                      ------------



                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
REPURCHASE AGREEMENT (2.8%)

Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02 repurchase price $2,431,053
     (Fully collateralized by
     Freddie Mac Gold Securities) . . . . . . . . . . . . . . . . . . . . . . . .  $       2,430,940  $ 2,430,940
                                                                                                      ------------
TOTAL REPURCHASE AGREEMENT                                                                              2,430,940
                                                                                                      ------------
TOTAL INVESTMENTS (COST $90,248,413) (A) - 100.9%                                                      86,119,176
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%                                                           (742,252)
                                                                                                      ------------
NET ASSETS - 100.0%                                                                                   $85,376,924
                                                                                                      ------------



(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)     Defaulted  Security
(c) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers.
(d)     Step  Bond
ISP      Internet  Service  Provider
See  notes  to  financial  statements.


60  Annual  Report  2002

================================================================================
Concept  Series

GARTMORE  MILLENNIUM
GROWTH  FUND


Class  A  Shares  symbol:  NMGAX
Class  B  Shares  symbol:  NMGBX
Class  C  Shares  symbol:  GMGCX
Class  D  Shares  symbol:  NMCGX


HOW  DID  THE  FUND  PERFORM?

The Fund returned -22.23%* versus -17.61% for its benchmark, the Russell MidCap Growth Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

After a brief post-Sept.11 rally, several factors dragged markets down to levels not seen in several years and weakened economic growth in 2002. These factors included international profit concerns, crumbling earnings, a lack of investor confidence in corporate governance and accounting, and a potential war with Iraq.

As 2002 began, investors were optimistic about an economic recovery. However, economic growth stalled due to a lack of demand after an initial period of strong inventory rebuilding. In addition, corporate profits remained weak.

Growth stocks across all capitalization sizes lagged behind their value counterparts. Investors seem unconvinced that the economic recovery is under way; they are looking for traditionally more defensive stocks, such as value stocks, to satisfy the equity portion of their portfolios.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

Health care was the heaviest weighted sector and returned -19.98%, outperforming that sector in the benchmark, which returned -27.39%. Strong stock selection in pharmaceuticals, such as Watson Pharmaceuticals, Inc. (10.27%) and Johnson & Johnson (1.45%), served to reduce losses. Watson benefited from growth within women's health general products, while Johnson & Johnson, a market leader in heart stent manufacturing, experienced modest gains.

The portfolio's poor performance in the information technology stocks came mainly from its software industry holdings. VERITAS Software Corp., a supplier of data availability software products, was the biggest detractor with -70.08%. VERITAS' stock price dropped due to a decline in revenues driven by a decrease in new user license fees.

HOW  IS  THE  FUND  POSITIONED?

The Fund is defensively positioned with low exposure to technology stocks (versus the benchmark). Currently, we are cautious about the technology sector due to weak fundamentals.

We will maintain a relatively large position in the health-care sector. Although October 2002 performance was hurt by renewed investor enthusiasm for more aggressive stocks, we don't foresee a smooth, swift recovery in the near term. Therefore, we want to keep our investments tilted toward those that usually perform best when market conditions are volatile.

The Fund will likely maintain a low exposure to consumer discretionary stocks, because we believe a slowdown in consumer spending is coming next year.

Although fiscal-year performance was disappointing, we remain convinced that exposure to small- and mid-cap companies is an important complement to an overall investment strategy. Unlike large-cap companies, smaller companies typically lead when the economy is coming out of recessions. They can do this because they can move more quickly to take advantage of improving/changing economic conditions.

PORTFOLIO  MANAGERS:  Aaron  Harris  and  Nicholas  Ford
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $18,355,582
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN+
(For  Years  Ended  October  31,  2002)


                       1 YR.    5 YR.   10 YR.
Class A1     w/o SC2  -22.23%   -9.17%    3.12%
     w/SC3 . . . . .  -26.72%  -10.24%    2.51%
Class B1     w/o SC2  -22.79%  -10.13%    2.57%
     w/SC4 . . . . .  -26.65%  -10.35%    2.57%
Class C1    w/o SC2.  -22.77%   -9.45%    2.96%
     w/SC5 . . . . .  -24.34%   -9.63%    2.86%
Class D     w/o SC2.  -22.03%   -8.96%    3.24%
     w/SC6 . . . . .  -25.54%   -9.80%    2.76%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6    A  4.50%  front-end  sales  charge  was  deducted.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE MILLENNIUM GROWTH FUND        BENCHMARKS
DATE                    CLASS D              RUSSELL MID CAP GROWTH   CPI
----------  -------------------------------  ----------------------  ------
10/31/1992                            9,550                  10,000  10,000
10/31/1993                           10,941                  11,859  10,275
10/31/1994                           11,698                  12,161  10,543
10/31/1995                           14,221                  15,109  10,839
10/31/1996                           16,981                  17,821  11,164
10/31/1997                           20,998                  22,207  11,396
10/31/1998                           22,071                  22,747  11,566
10/31/1999                           25,008                  31,314  11,862
10/31/2000                           39,166                  43,425  12,271
10/31/2001                           16,841                  24,847  12,532
10/31/2002                           13,130                  20,471  12,796

Comparative performance of $10,000 invested in Class D shares of the Gartmore Millennium Growth Fund, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Russell Mid Cap Growth is an unmanaged index of companies with higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2002 Annual Report 61

================================================================================
Concept  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  MILLENNIUM  GROWTH  FUND

COMMON  STOCKS  (96.8%)




                                                                                       SHARES OR
                                                                                   PRINCIPAL AMOUNT      VALUE
ADVERTISING (0.7%)
Getty Images, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,510  $   129,257
                                                                                                      ------------
AEROSPACE & DEFENSE (0.5%)
Veridian Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,900       93,444
                                                                                                      ------------
BIOTECHNOLOGY (0.7%)
Biogen, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300      121,077
                                                                                                      ------------
BROADCASTING (0.5%)
Entravision Communications Corp. (b). . . . . . . . . . . . . . . . . . . . . . .              7,200       86,112
                                                                                                      ------------
BUSINESS SERVICES (8.6%)
Administaff, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             23,941      145,561
Checkfree Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,000       97,680
ChoicePoint, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,785      219,020
Cintas Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300      155,991
Corporate Executive Board (b) . . . . . . . . . . . . . . . . . . . . . . . . . .              2,723       90,376
Fiserv, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,600      237,424
Iron Mountain, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,476      323,739
MPS Group, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,400       77,616
Tech Data Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,800       89,460
Zebra Technologies Class A (b). . . . . . . . . . . . . . . . . . . . . . . . . .              1,802      110,859
                                                                                                      ------------
                                                                                                        1,547,726
                                                                                                      ------------
CAPITAL GOODS (1.7%)
Danaher Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,500      144,625
Surebeam Corp. Class A (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .             37,524      163,229
                                                                                                      ------------
                                                                                                          307,854
                                                                                                      ------------
COMMERCIAL PHYSICAL RESEARCH (1.2%)
Icon Plc ADR (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,080      219,109
                                                                                                      ------------
COMPUTER EQUIPMENT (3.5%)
Advanced Digital Information, Corp. (b) . . . . . . . . . . . . . . . . . . . . .              7,200       50,976
Dell Computer Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,500      100,135
Digital River, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,000       93,960
Gamestop Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             18,628      333,441
Lexmark International Group, Inc. (b) . . . . . . . . . . . . . . . . . . . . . .                900       53,478
                                                                                                      ------------
                                                                                                          631,990
                                                                                                      ------------
COMPUTER SOFTWARE & SERVICES (6.7%)
Anteon International Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . .              3,800       87,400
Bea Systems, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,900       96,259
Cadence Design Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . .              6,100       61,793
Computer Associates International, Inc. . . . . . . . . . . . . . . . . . . . . .              9,500      141,170
Electronic Arts, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,000      195,360
Emulex Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300       59,235
First Data Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,600       90,844
Intuit, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,000       51,920
NVIDIA Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600       54,740
SAP AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,200       99,528
Scan Source, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,514      211,191
The BISYS Group, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,655       65,425
                                                                                                      ------------
                                                                                                        1,214,865
                                                                                                      ------------
CONSULTING SERVICES (0.5%)
The Advisory Board Co. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,058       98,009
                                                                                                      ------------
CONSUMER PRODUCTS (0.7%)
International Flavors & Fragrances, Inc.. . . . . . . . . . . . . . . . . . . . .              3,701      124,169
                                                                                                      ------------
DISTRIBUTION (0.3%)
Fastenal Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,500       50,925
                                                                                                      ------------
DRUGS (1.8%)
Barr Laboratories, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .                878       51,653
Cephalon, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,400       70,378
Medicis Pharmaceutical Corp. Class A (b). . . . . . . . . . . . . . . . . . . . .              2,334      107,130
Watson Pharmaceutical, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . .              3,648      100,284
                                                                                                      ------------
                                                                                                          329,445
                                                                                                      ------------
EDUCATION (1.3%)
Apollo Group, Inc. Class A (b). . . . . . . . . . . . . . . . . . . . . . . . . .              3,919      162,639
Career Education Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,731       69,430
                                                                                                      ------------
                                                                                                          232,069
                                                                                                      ------------
ELECTRONICS (2.1%)
Analog Devices, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,200      112,560
Gentex Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,494       73,523
InVision Technologies, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . .              2,700       95,607
Microchip Technology, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . .              4,000       97,600
                                                                                                      ------------
                                                                                                          379,290
                                                                                                      ------------
ENTERTAINMENT (1.5%)
International Game Technologies (b) . . . . . . . . . . . . . . . . . . . . . . .              2,000      150,420
Regal Entertainment Group Class A (b) . . . . . . . . . . . . . . . . . . . . . .              6,255      120,722
                                                                                                      ------------
                                                                                                          271,142
                                                                                                      ------------
FINANCIAL / MISCELLANEOUS (5.7%)
Ambac Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,281      264,566
Charter One Financial, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,620      139,894
Investors Financial Services Corp.. . . . . . . . . . . . . . . . . . . . . . . .              3,490      107,038
Moodys, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,097      145,869
SLM Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,684      173,014
Synovus Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,000      204,900
                                                                                                      ------------
                                                                                                        1,035,281
                                                                                                      ------------
FOOD & BEVERAGE (1.7%)
Pepsi Bottling Group, Inc. (The). . . . . . . . . . . . . . . . . . . . . . . . .              4,387      118,230
Weight Watchers International, Inc. (b) . . . . . . . . . . . . . . . . . . . . .              3,958      187,411
                                                                                                      ------------
                                                                                                          305,641
                                                                                                      ------------

62 Annual Report 2002

================================================================================
COMMON STOCKS (CONTINUED)

                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
HEALTHCARE COST CONTAINMENT (1.0%)
Caremark Rx, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,800  $    84,960
McKesson Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,441      102,576
                                                                                                      ------------
                                                                                                          187,536
                                                                                                      ------------
HEALTHCARE SERVICES (4.5%)
AmerisourceBergen Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,890      134,474
AMN Healthcare Services, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . .              3,499       50,596
First Health Group Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .              3,712       96,438
Medical Staffing Network Holdings, Inc. (b) . . . . . . . . . . . . . . . . . . .              5,461       72,850
Priority Healthcare Corp. Series B (b). . . . . . . . . . . . . . . . . . . . . .              7,228      175,567
Stryker Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,676      168,855
Universal Health Services, Inc. Class B (b) . . . . . . . . . . . . . . . . . . .              2,500      121,200
                                                                                                      ------------
                                                                                                          819,980
                                                                                                      ------------
HOSPITALS (1.6%)
Community Health Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . .              7,856      184,616
Health Management Associates, Inc. Class A (b). . . . . . . . . . . . . . . . . .              5,783      110,571
                                                                                                      ------------
                                                                                                          295,187
                                                                                                      ------------
INSURANCE - LIFE & HEALTH (2.2%)
Anthem, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,514      221,382
WellPoint Health Networks, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . .              2,357      177,270
                                                                                                      ------------
                                                                                                          398,652
                                                                                                      ------------
INTERNET SERVICE PROVIDERS (0.9%)
eBay, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,500       94,860
Expedia, Inc. Class A (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                900       60,894
                                                                                                      ------------
                                                                                                          155,754
                                                                                                      ------------
MANUFACTURING (1.6%)
Masco Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,482      194,950
Mohawk Industries, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,853       99,228
                                                                                                      ------------
                                                                                                          294,178
                                                                                                      ------------
MEDICAL - BIOMEDICAL/GENETIC (1.9%)
IDEC Pharmaceuticals Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . .              3,500      161,070
Millenium Pharmaceuticals, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . .              4,730       35,191
Pharmaceutical Product Development, Inc. (b). . . . . . . . . . . . . . . . . . .              5,554      152,180
                                                                                                      ------------
                                                                                                          348,441
                                                                                                      ------------
MEDICAL - HOSPITALS (0.9%)
Triad Hospitals, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,601      167,937
                                                                                                      ------------
MEDICAL INSTRUMENTS (1.9%)
Boston Scientific Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,599      135,430
St. Jude Medical, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,036      214,942
                                                                                                      ------------
                                                                                                          350,372
                                                                                                      ------------
MEDICAL LABORATORIES (0.4%)
Laboratory Corp. of America Holdings (b). . . . . . . . . . . . . . . . . . . . .              3,192       76,927
                                                                                                      ------------
MEDICAL PRODUCTS (8.3%)
Biomet, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,800  $   259,248
Dentsply International, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .              4,233      156,282
Express Scripts, Inc. Class A (b) . . . . . . . . . . . . . . . . . . . . . . . .              3,061      166,365
Fisher Scientific International, Inc. (b) . . . . . . . . . . . . . . . . . . . .              9,500      271,701
Henry Schein, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,704       85,490
Resmed, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,995      202,451
Varian Medical Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . .              4,901      236,326
Zimmer Holdings, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,881      118,755
                                                                                                      ------------
                                                                                                        1,496,618
                                                                                                      ------------
OIL & GAS (4.7%)
Burlington Resources, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,083      127,020
Nabors Industries Ltd. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,510      157,714
Noble Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,940      288,936
Pride International, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . .             10,270      142,548
Smith International, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . .              4,292      134,168
                                                                                                      ------------
                                                                                                          850,386
                                                                                                      ------------
PHARMACY SERVICES (1.3%)
Allergan, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,923      159,157
IVAX Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,570       69,904
                                                                                                      ------------
                                                                                                          229,061
                                                                                                      ------------
RAW MATERIALS (0.8%)
Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,130      151,023
                                                                                                      ------------
RESTAURANTS (3.0%)
CBRL Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,025      164,596
Darden Restaurants, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,333      101,220
The Cheesecake Factory, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . .              5,297      179,568
YUM! Brands, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,556      102,647
                                                                                                      ------------
                                                                                                          548,031
                                                                                                      ------------
RETAIL (12.4%)
99 Cents Only Stores (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,750      101,438
Advance Auto Parts, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .              3,171      169,807
Amazon Co., Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600       89,056
AutoZone, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,680      144,094
Bed Bath & Beyond, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,862      349,706
Carmax, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,863       79,705
Constellation Brands, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . .              5,300      134,249
Dollar General Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,920      124,523
Family Dollar Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,100      157,029
Newell Rubbermaid, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,568      148,095
Rent-A-Center, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,615       71,625
The TJX Companies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,615       94,700
Whole Foods Market, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .              5,300      247,265
Williams Sonoma, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,665       87,227
Wm. Wrigley Jr. Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,300      226,910
                                                                                                      ------------
                                                                                                        2,225,429
                                                                                                      ------------

                                                           2002 Annual Report 63

================================================================================
Concept Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE MILLENNIUM GROWTH FUND  (CONTINUED)

COMMON STOCKS (CONTINUED)

                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
SEMICONDUCTORS (3.3%)
ASM International N.V. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,800  $    99,060
Axcelis Technologies, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . .              9,871       53,106
Marvel Technology Group Ltd. (b). . . . . . . . . . . . . . . . . . . . . . . . .              8,600      139,406
Novellus Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,600      208,560
Skyworks Solutions, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .             15,000      106,500
                                                                                                      ------------
                                                                                                          606,632
                                                                                                      ------------
TECHNOLOGY (0.3%)
Network Associates, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .              3,700       58,793
                                                                                                      ------------
TELECOMMUNICATIONS (4.5%)
Advanced Fibre Communications, Inc. (b) . . . . . . . . . . . . . . . . . . . . .              5,100       82,513
AT&T Wireless Services Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . .             24,200      166,254
Brocade Communications Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . .             12,300       84,501
Linear Technology Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,400      149,256
Nokia Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,800      196,116
Qualcomm, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,500       86,300
Univision Communications, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . .              1,700       44,047
                                                                                                      ------------
                                                                                                          808,987
                                                                                                      ------------
THERAPEUTICS (1.6%)
Gilead Sciences, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,776      131,178
Medimmune, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,500      166,075
                                                                                                      ------------
                                                                                                          297,253
                                                                                                      ------------
TOTAL COMMON STOCKS                                                                                    17,544,582
                                                                                                      ------------

COMMERCIAL PAPER (4.5%)
FOREIGN BANK & BRANCHES & AGENCIES (4.5%)
UBS Finance (de) LLC, 1.89%, 11/1/02. . . . . . . . . . . . . . . . . . . . . . .  $         811,000  $   811,000
                                                                                                      ------------
TOTAL COMMERCIAL PAPER                                                                                    811,000
                                                                                                      ------------
TOTAL INVESTMENTS (COST $19,094,678) (A) - 101.3%                                                      18,355,582
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%                                                           (233,922)
                                                                                                      ------------
NET ASSETS - 100.0%                                                                                   $18,121,660
                                                                                                      ------------


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
ADR  American  Depositary  Receipt
See  notes  to  financial  statements.

2002  Annual  Report  64

================================================================================
Concept  Series

GARTMORE  VALUE
OPPORTUNITIES  FUND

Class  A  Shares  symbol:               GVOAX
Class  B  Shares  symbol:               GVOBX
Class  C  Shares  symbol:               GVOCX
Institutional  Service  Class  symbol:  GVOIX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed, returning -7.75%* versus -11.57% for its benchmark, the Russell 2000 Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

Small-cap managers struggled to beat their respective benchmarks as this past year proved to be one of the more difficult in small-cap market history, particularly in the second half. Only two other quarters in history have exceeded the Russell 2000's negative third-quarter 2002 return.

Valuation continued to be a key to success as the cheapest stocks (low price/earnings ratio) delivered the best return. Given our relative value approach with a focus on companies that possess solid long-term growth characteristics and good relative valuation parameters, the portfolio performed as expected. It beat the broader Russell 2000 benchmark and underperformed the Russell 2000 Value Index.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The portfolio benefited from very effective stock selection within the consumer discretionary, energy, technology and utilities sectors. American States Water Co. and Questar Corp. were both up more than 17%. In the consumer discretionary arena, International Flavors & Fragrances Inc. and Take-Two Interactive Software, Inc. were up an average of 51%. Other companies that contributed to good relative performance included Key Energy Services, Inc. and Newfield Exploration Co.

The portfolio struggled for returns in the financial services, health care, and materials and processing sectors. Carpenter Technology Corp.'s sales suffered from weakness in the key end markets of commercial aerospace and power generation. These markets continued to be mired in recession after the Sept. 11, 2001, terrorist attacks. Other factors brought MedQuist Inc.'s shares under pressure, including pricing, poor product mix and difficult acquisition integration.

HOW  IS  THE  FUND  POSITIONED?

The anticipated recovery has not lived up to expectations with earnings remaining under pressure and unemployment data continuing to deteriorate. However, small caps typically bounce back soundly after difficult periods.

Although we will continue to experience a tough investment scenario, the most recent quarter has experienced a broader-based improvement. We have already seen our disciplined approach rewarded with stronger relative performance. We anticipate absolute performance will emerge as the economy begins to show the signs of a recovery and investors shift away from rewarding primarily the cheapest stocks.

PORTFOLIO  MANAGER:  NorthPointe  Capital-Subadviser
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $23,399,086
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)

                                   1  YR.   INCEPTION1
Class  A              w/o  SC2     -7.75%     4.64%
                      w/SC3       -13.04%     2.48%
Class  B              w/o  SC2     -8.39%     3.99%
                      w/SC4       -12.91%     3.00%
Class  C5             w/o  SC2     -8.31%     4.01%
                      w/SC6       -10.11%     3.64%
Institutional  Service  Class7     -7.56%     4.95%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one-year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE VALUE OPPORTUNITIES   BENCHMARKS
DATE                  CLASS A             RUSSELL 2000   CPI
----------  ----------------------------  ------------  ------
12/29/1999                         9,425        10,000  10,000
10/31/2000                        11,723         9,953  10,339
10/31/2001                        11,621         8,689  10,559
10/31/2002                        10,720         7,683  10,781

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000) (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Russell 2000 is compromised of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                           2002 Annual Report 65

================================================================================
Concept  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  VALUE  OPPORTUNITIES  FUND

COMMON  STOCKS  (91.6%)




                                                                                       SHARES OR
                                                                                   PRINCIPAL AMOUNT      VALUE
ADVERTISING AGENCIES (0.7%)
R.H. Donnelley Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,400  $   154,816
                                                                                                      ------------
AEROSPACE (1.4%)
Alliant Techsystems, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300      198,495
Orbital Sciences Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,000       46,410
Veridian Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,600       86,256
                                                                                                      ------------
                                                                                                          331,161
                                                                                                      ------------
AGRICULTURAL OPERATIONS (1.0%)
Bunge Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,400      238,572
                                                                                                      ------------
AUTO PARTS-AFTER MARKET (0.6%)
Aftermarket Technology Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . .             12,100      134,673
                                                                                                      ------------
AUTO PARTS-ORIGINAL EQUIPMENT (0.3%)
Collins & Aikman Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .             23,400       62,010
                                                                                                      ------------
BANKS-OUTSIDE NEW YORK CITY (6.4%)
BOK Financial Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,390      341,000
City National Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,400      289,600
Community First Bankshares, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .             10,600      290,546
East West Bancorp, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,800      234,600
Provident Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .             12,700      330,073
                                                                                                      ------------
                                                                                                        1,485,819
                                                                                                      ------------
BIOTECHNOLOGICAL RESEARCH & PRODUCTION (1.0%)
Invitrogen Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,200      117,096
Serologicals Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,900      104,967
                                                                                                      ------------
                                                                                                          222,063
                                                                                                      ------------
BUILDING-AIR CONDITIONING (0.7%)
York International Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,800      159,936
                                                                                                      ------------
CASINOS & GAMBLING (1.0%)
Scientific Games Corp. Class A (b). . . . . . . . . . . . . . . . . . . . . . . .             30,900      235,458
                                                                                                      ------------
CHEMICALS (1.1%)
Lyondell Chemical Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,200      127,500
Polyone Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             17,500      140,000
                                                                                                      ------------
                                                                                                          267,500
                                                                                                      ------------
COMMUNICATIONS TECHNOLOGY (0.8%)
Harris Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,300      192,574
                                                                                                      ------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (1.4%)
Borland Software Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,350      139,001
J.D. Edwards & Co. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,400       87,764
Novell, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             44,500      108,135
                                                                                                      ------------
                                                                                                          334,900
                                                                                                      ------------
COMPUTER TECHNOLOGY (3.0%)
Hutchinson Technology, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . .             10,100  $   209,979
Intergraph Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             12,900      237,360
Unisys Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             12,700      110,871
Western Digital Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .             21,700      134,323
                                                                                                      ------------
                                                                                                          692,533
                                                                                                      ------------
CONSTRUCTION (0.8%)
Chicago Bridge and Iron Co. N.V.. . . . . . . . . . . . . . . . . . . . . . . . .              6,600      178,860
                                                                                                      ------------
CONSUMER ELECTRONICS (0.9%)
Activision, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,800      139,400
Take-Two Interactive Software, Inc. (b) . . . . . . . . . . . . . . . . . . . . .              2,400       61,872
                                                                                                      ------------
                                                                                                          201,272
                                                                                                      ------------
CONSUMER PRODUCTS (0.5%)
International Flavors & Fragrances, Inc.. . . . . . . . . . . . . . . . . . . . .              3,200      107,360
                                                                                                      ------------
CONTAINERS & PACKAGING-METALS & GLASS (0.1%)
Silgan Holdings, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,874       34,706
                                                                                                      ------------
CONTAINERS & PACKAGING-PAPER & PLASTIC (0.8%)
Temple-Inland, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,500      184,590
                                                                                                      ------------
COPPER (0.4%)
Freeport-McMoran Copper & Gold, Inc. Class B (b). . . . . . . . . . . . . . . . .              8,300      101,260
                                                                                                      ------------
DIVERSIFIED MATERIALS & PROCESSING (1.0%)
Armor Holdings, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,700      117,887
Ball Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,200      106,546
                                                                                                      ------------
                                                                                                          224,433
                                                                                                      ------------
DRUG & GROCERY STORE CHAINS (0.9%)
SUPERVALU, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             12,800      215,040
                                                                                                      ------------
DRUGS & PHARMACEUTICALS (0.4%)
ICN Pharmaceuticals, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,200       85,170
                                                                                                      ------------
ELECTRONICS-INSTRUMENTS & GAUGES (0.9%)
Itron, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,100      111,639
Tektronix, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,600       98,952
                                                                                                      ------------
                                                                                                          210,591
                                                                                                      ------------
ELECTRONICS-SEMI-CONDUCTORS / COMPONENTS (1.3%)
Advanced Micro Devices, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . .             13,000       79,820
Fairchild Semiconductors International, Inc. (b). . . . . . . . . . . . . . . . .              8,000       95,200
Skyworks Solutions, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .             19,000      134,900
                                                                                                      ------------
                                                                                                          309,920
                                                                                                      ------------
ENERGY (0.3%)
Valero Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,000       70,420
                                                                                                      ------------


66 Annual Report 2002

================================================================================

COMMON STOCKS (CONTINUED)

                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
ENGINEERING & CONTRACTING SERVICES (0.6%)
Jacobs Engineering Group, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . .              4,700  $   142,363
                                                                                                      ------------
ENTERTAINMENT (0.7%)
Movie Gallery, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,200      167,348
                                                                                                      ------------
FERTILIZERS (0.5%)
IMC Global, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,900      119,900
                                                                                                      ------------
FINANCE-SMALL LOAN (0.6%)
AmeriCredit Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,100      107,019
Student Loan Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                300       28,560
                                                                                                      ------------
                                                                                                          135,579
                                                                                                      ------------
FINANCIAL DATA PROCESSING
   SERVICES & SYSTEMS (0.7%)
NDCHealth Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,000      158,850
                                                                                                      ------------
FINANCIAL-MISCELLANEOUS (0.4%)
New Century Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,000       84,400
                                                                                                      ------------
FOODS (1.5%)
Hormel Foods Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,600      208,120
NBTY, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,700      150,835
                                                                                                      ------------
                                                                                                          358,955
                                                                                                      ------------
HEALTHCARE MANAGEMENT SERVICES (1.9%)
AMERIGROUP Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,000      146,050
Community Health Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . .              9,100      213,850
Medquist, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,300       90,047
                                                                                                      ------------
                                                                                                          449,947
                                                                                                      ------------
HEALTHCARE SERVICES (1.0%)
Apria Healthcare Group, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . .              9,600      234,144
                                                                                                      ------------
HOMEBUILDING (0.5%)
Beazer Homes USA, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,900      124,887
                                                                                                      ------------
HOUSEHOLD FURNISHINGS (0.8%)
La-Z-Boy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,900      188,020
                                                                                                      ------------
HOUSEHOLD PRODUCTS (1.0%)
Dial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,800      229,608
                                                                                                      ------------
IDENTIFICATION CONTROL & FILTER DEVICES (1.4%)
Flowserve Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,600      100,792
Hubbell, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,900      234,255
                                                                                                      ------------
                                                                                                          335,047
                                                                                                      ------------
INSURANCE-MULTI-LINE (2.1%)
Reinsurance Group of America, Inc.. . . . . . . . . . . . . . . . . . . . . . . .              7,700  $   211,673
StanCorp Financial Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .              5,100      275,400
                                                                                                      ------------
                                                                                                          487,073
                                                                                                      ------------
INSURANCE-PROPERTY & CASUALTY (1.4%)
IPC Holdings Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,700      333,519
                                                                                                      ------------
INVESTMENT MANAGEMENT COMPANIES (0.9%)
MCG Capital Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             16,896      198,359
                                                                                                      ------------
LEISURE (0.4%)
Action Performance Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600       94,944
                                                                                                      ------------
MACHINERY-CONSTRUCTION & HANDLING (0.5%)
The Manitowoc Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,500      106,155
                                                                                                      ------------
MACHINERY-ENGINES (0.6%)
Cummins Engine, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,400      129,384
                                                                                                      ------------
MACHINERY-INDUSTRIAL/SPECIALTY (0.3%)
Joy Global, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,100       69,438
                                                                                                      ------------
MACHINERY-OIL WELL EQUIPMENT & SERVICES (1.8%)
Key Energy Services, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . .             27,100      242,003
Rowan Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,100      185,549
                                                                                                      ------------
                                                                                                          427,552
                                                                                                      ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.5%)
Conmed Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,500      283,910
Owens & Minor, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             19,700      289,984
                                                                                                      ------------
                                                                                                          573,894
                                                                                                      ------------
METAL FABRICATING (0.9%)
Maverick Tube Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15,529      197,995
                                                                                                      ------------
MISCELLANEOUS MATERIALS & PROCESSING (0.6%)
USEC, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             22,500      150,750
                                                                                                      ------------
OIL-CRUDE PRODUCERS (1.3%)
Newfield Exploration Co. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .              8,800      307,912
                                                                                                      ------------
PAINTS & COATINGS (1.7%)
RPM, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,800      177,708
Valspar Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,100      213,027
                                                                                                      ------------
                                                                                                          390,735
                                                                                                      ------------
PAPER (0.7%)
Bowater, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,100      172,839
                                                                                                      ------------


                                                           2002 Annual Report 67

================================================================================
Concept Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE VALUE OPPORTUNITIES FUND (CONTINUED)

COMMON STOCKS (CONTINUED)

                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
POLLUTION CONTROL & ENVIRONMENTAL SERVICES (0.5%)
Ionics, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,400  $   122,742
                                                                                                      ------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.9%)
Lam Research Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,800      148,562
Photronics Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,300       64,342
                                                                                                      ------------
                                                                                                          212,904
                                                                                                      ------------
PUBLISHING-MISCELLANEOUS (0.3%)
R.R. Donnelley & Sons Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,800       76,190
                                                                                                      ------------
PUBLISHING: NEWSPAPERS (1.0%)
Lee Enterprises, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,800      222,360
                                                                                                      ------------
RADIO & TV BROADCASTERS (2.5%)
Cumulus Media, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,400      246,816
Emmis Communications Corp. Class A (b). . . . . . . . . . . . . . . . . . . . . .              7,800      170,196
Sinclair Broadcast Group, Inc. Class A (b). . . . . . . . . . . . . . . . . . . .             13,600      160,888
                                                                                                      ------------
                                                                                                          577,900
                                                                                                      ------------
RAILROAD EQUIPMENT (0.8%)
Wabtec Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             12,500      178,000
                                                                                                      ------------
RAILROADS (0.8%)
Genesee & Wyoming, Inc. Class A (b) . . . . . . . . . . . . . . . . . . . . . . .              8,550      187,245
                                                                                                      ------------
REAL ESTATE (0.7%)
Jones Lang LaSalle, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . .              9,800      165,130
                                                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REIT) (7.0%)
Anthracite Capital, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             23,165      245,086
CBL & Associates Properties, Inc. . . . . . . . . . . . . . . . . . . . . . . . .              7,900      291,984
Developers Diversified Realty Corp. . . . . . . . . . . . . . . . . . . . . . . .             12,400      265,360
FBR Asset Investment Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,000      240,000
Host Marriott Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,900      122,180
Liberty Property Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,500      220,050
Mack-Cali Realty Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,100      234,009
                                                                                                      ------------
                                                                                                        1,618,669
                                                                                                      ------------
RENTAL & LEASING SERVICES-CONSUMER (0.5%)
Dollar Thrifty Automotive Group, Inc. (b) . . . . . . . . . . . . . . . . . . . .              6,000      111,480
                                                                                                      ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,600      125,268
                                                                                                      ------------
RETAIL (2.9%)
Barnes & Noble, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300       69,630
Big Lots, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,600       92,960
Claire's Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,900      203,504
Linens 'n Things, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,900      115,199
RETAIL (CONTINUED)
Pier 1 Imports, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,700  $    69,745
Shopko Stores, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,900       62,083
The Men's Wearhouse, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . .              5,100       69,972
                                                                                                      ------------
                                                                                                          683,093
                                                                                                      ------------
SAVINGS & LOAN (3.4%)
BankAtlantic Bancorp, Inc. Class A. . . . . . . . . . . . . . . . . . . . . . . .             29,000      270,280
Downey Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,000      232,200
Webster Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,200      298,172
                                                                                                      ------------
                                                                                                          800,652
                                                                                                      ------------
SECURITIES BROKERAGE & SERVICES (1.2%)
Legg Mason, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,800      269,468
                                                                                                      ------------
SERVICES: COMMERCIAL (1.1%)
MPS Group, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24,878      134,092
Waste Connections, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,200      117,056
                                                                                                      ------------
                                                                                                          251,148
                                                                                                      ------------
STEEL (0.2%)
Carpenter Technology Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,200       55,900
                                                                                                      ------------
TEXTILE APPAREL MANUFACTURERS (0.7%)
Quiksilver, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,400      153,664
                                                                                                      ------------
TIRE & RUBBER (0.6%)
Cooper Tire & Rubber Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,000      143,110
                                                                                                      ------------
TOYS (0.7%)
Hasbro, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15,300      156,366
                                                                                                      ------------
TRANSPORTATION-MISC. (1.4%)
Tidewater, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,300      318,321
                                                                                                      ------------
TRUCKERS (1.5%)
J.B. Hunt Transport Services, Inc. (b). . . . . . . . . . . . . . . . . . . . . .              5,900      163,371
Yellow Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,600      182,754
                                                                                                      ------------
                                                                                                          346,125
                                                                                                      ------------
UTILITIES - ELECTRIC (3.5%)
DQE, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,800      219,972
NSTAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,100      297,845
Wisconsin Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,100      301,038
                                                                                                      ------------
                                                                                                          818,855
                                                                                                      ------------
UTILITIES-GAS DISTRIBUTORS (3.4%)
New Jersey Resources Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,200      258,956
Questar Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,800      356,040
Western Gas Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,400      178,794
                                                                                                      ------------
                                                                                                          793,790
                                                                                                      ------------

68 Annual Report 2002

================================================================================
COMMON STOCKS (CONTINUED)
                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
UTILITIES-WATER (0.5%)
American States Water Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600  $   123,280
                                                                                                      ------------
TOTAL COMMON STOCKS                                                                                    21,316,894
                                                                                                      ------------

REPURCHASE AGREEMENT (8.9%)


                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $2,082,289
     (Fully collateralized by
     Freddie Mac Gold Securities) . . . . . . . . . . . . . . . . . . . . . . . .  $       2,082,192  $ 2,082,192
                                                                                                      ------------
TOTAL REPURCHASE AGREEMENT                                                                              2,082,192
                                                                                                      ------------
TOTAL INVESTMENTS (COST $25,578,469) (A) - 100.5%                                                      23,399,086
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%                                                           (116,398)
                                                                                                      ------------
NET ASSETS - 100.0%                                                                                   $23,282,688
                                                                                                      ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
See  notes  to  financial  statements.

                                                           2002 Annual Report 69

================================================================================

Concept  Series

GARTMORE
MICRO  CAP  EQUITY  FUND

Class  A  Shares  symbol:               GMEAX
Class  B  Shares  symbol:               GMEBX
Class  C  Shares  symbol:               GMECX
Institutional  Service  Class  symbol:  GMESX
Institutional  Class  symbol:           GMEIX

HOW  DID  THE  FUND  PERFORM?

Since inception on June 27, 2002, the Fund has returned -13.60%* versus -17.68% for its benchmark, the Wilshire Micro Cap Equity Index.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

The past year has been a difficult one for equity investors. Growth stock investors were hurt more than their value counterparts. Furthermore, micro caps, which rely on liquidity for good performance, were hurt by its absence, as many investors moved assets from equities to cash and bonds.

Negative news dominated the headlines and affected investor sentiment. Corporate scandal, lost confidence in Wall Street, and the rising talk of war with Iraq kept the markets down. Many observers expressed concern that the drivers of consumer spending, such as the refinancing boom, might not last. The prospect of a third year of negative equity returns led to an increase in the number of investors selling short. Paradoxically, improving fundamentals such as accelerating earnings did not always result in winning stocks. These and other conditions hurt the potential for a market rally.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The portfolio benefited from good stock selection and overweighting as compared to the benchmark in the consumer discretionary and health-care sectors. In the consumer discretionary sector, Shuffle Master, Inc. and Acres Gaming, Inc. benefited from the anticipation that as more states face budgetary shortfalls, they will pass legislation to allow casino operations, thus expanding the marketplace.

In the health-care sector, ZOLL Medical Corp., a manufacturer of cardiac resuscitation devices, performed well. The Fund's decision to remain relatively market neutral in information technology protected it from wild swings in tech stocks. The Fund's positive stock selection included Cree Inc., a manufacturer of semiconductor materials that has done very well.

HOW  IS  THE  FUND  POSITIONED?

A number of risks remain in the financial markets. The potential exists for terrorist attacks and a war with Iraq. In addition, there is a risk that consumer spending will stall, since the refinancing boom may have stolen big-ticket purchases from future periods.

Despite these risks, we remain optimistic that 2003 will be a better year for micro-cap investors. The economy is slowly recovering. If the merger and acquisition marketplace also begins to recover, this should help micro-cap stocks. For 2003, we plan to keep the portfolio diversified. We will continue to look for good companies with strong fundamentals, growing revenues and/or earnings that may soon have positive catalysts, such as a new product launch.

PORTFOLIO  MANAGER:  Carl  P.  Wilk,  CFP
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $1,987,305
OCTOBER  31,  2002

AGGREGATE  TOTAL  RETURN
(For  Period  Ended  October  31,  2002)



                              INCEPTION1
Class A       w/o SC2. . . .      -13.60%
              w/SC3 . . . . . . . -18.57%
Class B       w/o SC2. . . .      -13.90%
              w/SC4 . . . . .     -18.21%
Class C       w/o SC2. . . .      -13.90%
              w/SC5 . . . . .     -15.60%
Institutional Service Class6      -13.60%
Institutional Class6 . . . .      -13.60%



All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  June  27,  2002.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE MICRO CAP EQUITY         BENCHMARKS
DATE                 CLASS A           WILSHIRE MICRO CAP EQUITY   CPI
----------  -------------------------  -------------------------  ------
6/27/2002.                      9,425                     10,000  10,000
10/31/2002                      8,143                      8,232  10,086

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom "half" of the Wilshire 5000 Index.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


70  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  MICRO  CAP  EQUITY  FUND

COMMON  STOCKS  (95.5%)





                                                                                       SHARES OR
                                                                                   PRINCIPAL AMOUNT     VALUE
AEROSPACE/DEFENSE (0.7%)
Herley Industries, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .                900  $   14,643
                                                                                                      ----------
AIRLINES (1.6%)
Mesa Air Group, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,900      32,509
                                                                                                      ----------
APPAREL (1.7%)
Weyco Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,000      34,250
                                                                                                      ----------
APPAREL/ACCESSORIES (1.6%)
DHB Industries, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15,400      31,570
                                                                                                      ----------
AUTO PARTS & EQUIPMENT (4.1%)
Monro Muffler, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,900      33,725
Spartan Motors, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,200      47,208
                                                                                                      ----------
                                                                                                          80,933
                                                                                                      ----------
BANK HOLDINGS COMPANIES (9.4%)
Bank of the Ozarks, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,000      23,090
Capitol Bancorp Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,500      29,940
Cascade Bancorp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,400      20,818
Macatawa Bank Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,500      30,000
PrivateBancorp, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                600      22,434
Prosperity Bancshares, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,400      26,278
Umpqua Holdings Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,300      36,432
                                                                                                      ----------
                                                                                                         188,992
                                                                                                      ----------
BANKING (2.6%)
Mercantile Bank Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,300      25,337
Tower Financial Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,200      26,840
                                                                                                      ----------
                                                                                                          52,177
                                                                                                      ----------
COMPUTER SOFTWARE & SERVICES (8.7%)
Computer Programs & Systems, Inc. (b) . . . . . . . . . . . . . . . . . . . . . .                700      15,645
Cray, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,800      51,744
Elite Information Group, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . .              3,300      23,595
Mentor Graphics Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,100      29,428
Precis, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,100      21,115
Sypris Solutions, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,100      32,736
                                                                                                      ----------
                                                                                                         174,263
                                                                                                      ----------
CONSULTING SERVICES (0.1%)
Superior Consultant Holdings (b). . . . . . . . . . . . . . . . . . . . . . . . .                600       1,206
                                                                                                      ----------
DISTRIBUTION (1.5%)
ScanSource, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                500      30,050
                                                                                                      ----------
ELECTRONICS (4.3%)
Planar Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,400      44,088
Signal Technology Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300      40,887
                                                                                                      ----------
                                                                                                          84,975
                                                                                                      ----------

                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
ENTERTAINMENT (3.1%)
Acres Gaming, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600  $   25,898
Shuffle Master, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,600      36,704
                                                                                                      ----------
                                                                                                          62,602
                                                                                                      ----------
FINANCIAL (1.1%)
Federal Agricultural Mortgage Corp. (b) . . . . . . . . . . . . . . . . . . . . .                700      21,889
                                                                                                      ----------
FOOD & RELATED (2.8%)
Horizon Organic Holding Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . .              1,500      23,792
Jarden Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,300      31,109
                                                                                                      ----------
                                                                                                          54,901
                                                                                                      ----------
HEALTHCARE (6.8%)
Air Methods Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,000      36,420
Horizon Health Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,100      37,420
National Medical Health Card
     Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,000      26,400
Option Care, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600      35,880
                                                                                                      ----------
                                                                                                         136,120
                                                                                                      ----------
INSURANCE (1.3%)
Navigators Group, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,200      25,200
                                                                                                      ----------
INTERNET (4.3%)
Alloy, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,100      29,850
Neoforma, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,000      33,660
PTEK Holdings, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,000      22,038
                                                                                                      ----------
                                                                                                          85,548
                                                                                                      ----------
LEISURE PRODUCTS (2.6%)
Coachmen Industries, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,500      33,875
Fotoball USA, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,000      17,680
                                                                                                      ----------
                                                                                                          51,555
                                                                                                      ----------
MACHINERY (1.7%)
Key Technology, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,600      34,650
                                                                                                      ----------
MANUFACTURING (2.3%)
Applied Films Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,300      46,794
                                                                                                      ----------
MEDICAL (1.1%)
Neogen Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,700      21,845
                                                                                                      ----------
MEDICAL EQUIPMENT & SUPPLIES (5.2%)
Cantel Medical Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,600      30,810
Lifeline Systems, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,100      24,860
Orthologic Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,900      21,889
Zoll Medical Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                800      25,960
                                                                                                      ----------
                                                                                                         103,519
                                                                                                      ----------

                                                           2002 Annual Report 71

================================================================================
Concept Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE MICRO CAP EQUITY FUND (CONTINUED)

COMMON STOCKS (CONTINUED)

                                                                                   SHARES OR
                                                                                   PRINCIPAL AMOUNT   VALUE
MEDICAL LABORATORIES (3.5%)
Bio-Reference Laboratories, Inc. (b). . . . . . . . . . . . . . . . . . . . . . .              4,400  $   31,772
Bioreliance Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,400      38,150
                                                                                                      ----------
                                                                                                          69,922
                                                                                                      ----------
OIL & GAS (5.2%)
Harvest Natural Resources, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . .              8,000      53,440
Petroquest Energy, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,900      15,678
Willbros Group, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,600      34,086
                                                                                                      ----------
                                                                                                         103,204
                                                                                                      ----------
PHARMACEUTICALS (4.4%)
Del Laboratories, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .                800      19,920
MIM Corp. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,400      31,504
Women First Healthcare, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . .              6,600      36,234
                                                                                                      ----------
                                                                                                          87,658
                                                                                                      ----------
RESTAURANTS (1.1%)
Champps Entertainment, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . .              2,000      21,480
                                                                                                      ----------
SEMICONDUCTORS (3.2%)
OSI Systems, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,500      39,975
White Electronic Designs Corp. (b). . . . . . . . . . . . . . . . . . . . . . . .              2,300      22,862
                                                                                                      ----------
                                                                                                          62,837
                                                                                                      ----------
SERVICES (1.9%)
Healthcare Services Group, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . .              1,600      18,976
Team, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,400      19,248
                                                                                                      ----------
                                                                                                          38,224
                                                                                                      ----------
TECHNOLOGY (3.1%)
EMS Technologies, Inc. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,400      33,624
Tessco Technologies, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . .              3,200      28,064
                                                                                                      ----------
                                                                                                          61,688
                                                                                                      ----------
TELECOMMUNICATIONS (2.0%)
Regent Communications, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . .              6,600      39,930
                                                                                                      ----------
TRANSPORTATION (2.5%)
Boyd Brothers Transportation, Inc. (b). . . . . . . . . . . . . . . . . . . . . .              4,200      17,010
Old Dominion Freight Line, Inc. (b) . . . . . . . . . . . . . . . . . . . . . . .              1,400      32,690
                                                                                                      ----------
                                                                                                          49,700
                                                                                                      ----------
TOTAL COMMON STOCKS                                                                                    1,904,834
                                                                                                      ----------

REPURCHASE AGREEMENT (4.1%)

Fifth Third Bank, 1.67%, dated 10/31/02,
     due 11/01/02, repurchase price $82,475
     (Fully collateralized by FARM) . . . . . . . . . . . . . . . . . . . . . . .  $          82,471  $   82,471
                                                                                                      ----------
TOTAL REPURCHASE AGREEMENT                                                                                82,471
                                                                                                      ----------
TOTAL INVESTMENTS (COST $2,004,466) (A) - 99.6%                                                        1,987,305
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                                                               7,338
                                                                                                      ----------
NET ASSETS - 100.0%                                                                                   $1,994,643
                                                                                                      ----------



(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
FARM Federal  Adjustable  Rate  Mortgage
See  notes  to  financial  statements.

72  Annual  Report  2002

================================================================================
STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002




                                                     GARTMORE       GARTMORE      GARTMORE VALUE     GARTMORE
                                                    HIGH YIELD     MILLENNIUM     OPPORTUNITIES      MICRO CAP
                                                     BOND FUND     GROWTH FUND         FUND         EQUITY FUND
                                                   -------------------------------------------------------------
ASSETS:
Investments, at value
     (cost $87,817,473; $19,094,678;
     $23,496,277 and
     $1,921,995; respectively). . . . . . . . . .  $ 83,688,236   $ 18,355,582   $    21,316,894   $  1,904,834
Repurchase agreements, at cost. . . . . . . . . .     2,430,940              -         2,082,192         82,471
                                                   -------------------------------------------------------------
     Total Investments. . . . . . . . . . . . . .    86,119,176     18,355,582        23,399,086      1,987,305
                                                   -------------------------------------------------------------
Cash. . . . . . . . . . . . . . . . . . . . . . .             -            303                 -              -
Interest and dividends receivable . . . . . . . .     2,385,081          2,736             7,696            543
Receivable for investments sold . . . . . . . . .       748,264        346,685           208,234         48,574
Receivable from adviser . . . . . . . . . . . . .         7,928         11,991             3,463         17,209
Prepaid expenses and other assets . . . . . . . .           719            403               351            173
                                                   -------------------------------------------------------------
     Total Assets . . . . . . . . . . . . . . . .    89,261,168     18,717,700        23,618,830      2,053,804
                                                   -------------------------------------------------------------
LIABILITIES:
Distributions payable . . . . . . . . . . . . . .       697,445              -                 -              -
Payable for investments purchased . . . . . . . .     3,125,000        505,461           289,549         47,390
Payable for capital shares redeemed . . . . . . .             -              -             2,985              -
Accrued expenses and other payables
     Investment advisory fees . . . . . . . . . .        39,617         15,486            13,474          2,546
     Fund administration and transfer agent fees.        12,792         38,915            12,349            240
     Distribution fees. . . . . . . . . . . . . .           736          3,539             4,096            125
     Administrative servicing fees. . . . . . . .           150            191             2,244              -
     Other. . . . . . . . . . . . . . . . . . . .         8,504         32,448            11,445          8,860
                                                   -------------------------------------------------------------
         Total Liabilities. . . . . . . . . . . .     3,884,244        596,040           336,142         59,161
                                                   -------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . . .  $ 85,376,924   $ 18,121,660   $    23,282,688   $  1,994,643
                                                   -------------------------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . . . .   130,996,024   $ 59,458,387   $    26,598,352   $  2,265,593
Accumulated net investment income (loss). . . . .             -              -            10,391              -
Accumulated net realized gains
     (losses) from investment
     transactions . . . . . . . . . . . . . . . .   (41,489,863)   (40,597,631)       (1,146,672)      (253,789)
Net unrealized appreciation
     (depreciation) on investments. . . . . . . .    (4,129,237)      (739,096)       (2,179,383)       (17,161)
                                                   -------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . . .  $ 85,376,924   $ 18,121,660   $    23,282,688   $  1,994,643
                                                   -------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . . .  $  2,001,550   $  4,880,271   $     9,765,883   $    309,542
Class B Shares. . . . . . . . . . . . . . . . . .       354,918      3,005,011         2,362,222         43,065
Class C Shares. . . . . . . . . . . . . . . . . .        53,053         44,639           133,012         43,065
Class D Shares. . . . . . . . . . . . . . . . . .             -     10,191,739                 -              -
Institutional Service Class Shares. . . . . . . .    82,967,403              -        11,021,571         43,215
Institutional Class Shares. . . . . . . . . . . .             -              -                 -      1,555,756
                                                   -------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . . .  $ 85,376,924   $ 18,121,660   $    23,282,688   $  1,994,643
                                                   -------------------------------------------------------------
SHARES OUTSTANDING (unlimited number
     of shares authorized):
Class A Shares. . . . . . . . . . . . . . . . . .       334,361        574,244           884,138         35,831
Class B Shares. . . . . . . . . . . . . . . . . .        59,313        373,991           214,724          5,000
Class C Shares. . . . . . . . . . . . . . . . . .         8,854          5,552            12,119          5,000
Class D Shares. . . . . . . . . . . . . . . . . .             -      1,184,652                 -              -
Institutional Service
     Class Shares . . . . . . . . . . . . . . . .    13,731,885              -           991,389          5,000
Institutional Class Shares. . . . . . . . . . . .             -              -                 -        180,000
                                                   -------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . . .    14,134,413      2,138,439         2,102,370        230,831
                                                   -------------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . . . .  $       5.99   $       8.50   $         11.05   $       8.64
Class B Shares (a). . . . . . . . . . . . . . . .  $       5.98   $       8.03   $         11.00   $       8.61
Class C Shares (b). . . . . . . . . . . . . . . .  $       5.99   $       8.04   $         10.98   $       8.61
Class D Shares. . . . . . . . . . . . . . . . . .  $          -   $       8.60   $             -   $          -
Institutional Service
     Class Shares . . . . . . . . . . . . . . . .  $       6.04   $          -   $         11.12   $       8.64
Institutional Class Shares. . . . . . . . . . . .  $          -   $          -   $             -   $       8.64
Maximum offering price per share
     (100%/(100%-maximum sales
     charge) of net asset value
     adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . . .  $       6.27   $       9.02   $         11.72   $       9.17
Class C Shares. . . . . . . . . . . . . . . . . .  $       6.05   $       8.12   $         11.09   $       8.70
Class D Shares. . . . . . . . . . . . . . . . . .  $          -   $       9.01   $             -   $          -
                                                   -------------------------------------------------------------
Maximum Sales Charge - Class A Shares . . . . . .          4.50%          5.75%             5.75%          5.75%
                                                   -------------------------------------------------------------
Maximum Sales Charge - Class C Shares . . . . . .          1.00%          1.00%             1.00%          1.00%
                                                   -------------------------------------------------------------
Maximum Sales Charge - Class D Shares . . . . . .             -           4.50%                -              -
                                                   -------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.


                                                           2002 Annual Report 73

================================================================================
Concept  Series

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002





                                           GARTMORE       GARTMORE      GARTMORE VALUE     GARTMORE
                                          HIGH YIELD     MILLENNIUM     OPPORTUNITIES      MICRO CAP
                                           BOND FUND     GROWTH FUND         FUND         EQUITY FUND
                                         -------------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . .  $  9,101,802   $     11,945   $        28,401   $      1,415
Dividend income (net of foreign
     withholding tax of $0; $108;
     $0 and $0; respectively) . . . . .             -         60,973           421,626          1,906
                                         -------------------------------------------------------------
     Total Income . . . . . . . . . . .     9,101,802         72,918           450,027          3,321
                                         -------------------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . .       496,658        242,790           186,560          8,135
Fund administration and
     transfer agent fees. . . . . . . .       144,974        109,969            69,577          2,151
Distribution fees Class A . . . . . . .         5,611         15,815            29,710            162
Distribution fees Class B . . . . . . .         2,855         37,444            28,109            150
Distribution fees Class C . . . . . . .           119            553             1,387            150
Administrative servicing fees Class A .         1,000          3,021             3,595              -
Administrative servicing fees
     Institutional Service Class. . . .           397              -            26,031              -
Professional fees . . . . . . . . . . .         8,776          1,391             2,971         14,725
Registration and filing fees. . . . . .        39,042         37,701            37,162         18,637
Printing fees . . . . . . . . . . . . .         4,941         46,243            15,332          4,594
Other . . . . . . . . . . . . . . . . .        17,182          9,904             5,240          1,078
                                         -------------------------------------------------------------
     Total expenses before
       reimbursed expenses. . . . . . .       721,555        504,831           405,674         49,782
Expenses reimbursed . . . . . . . . . .       (80,001)      (148,003)          (55,293)       (39,232)
                                         -------------------------------------------------------------
     Total Expenses . . . . . . . . . .       641,554        356,828           350,381         10,550
                                         -------------------------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . .     8,460,248       (283,910)           99,646         (7,229)
                                         -------------------------------------------------------------
REALIZED/UNREALIZED GAINS
     (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on
     investment transactions. . . . . .   (19,169,645)    (4,610,659)       (1,093,179)      (253,789)
Net change in unrealized appreciation/
     depreciation on investments. . . .     7,123,532       (630,467)       (1,769,834)       (17,161)
                                         -------------------------------------------------------------
Net realized/unrealized gains
     (losses) on investments. . . . . .   (12,046,113)    (5,241,126)       (2,863,013)      (270,950)
                                         -------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
     FROM OPERATIONS. . . . . . . . . .   ($3,585,865)   ($5,525,036)      ($2,763,367)     ($278,179)
                                         -------------------------------------------------------------

(a) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.


74  Annual  Report  2002

================================================================================
STATEMENTS  OF  CHANGES  IN  NET  ASSETS





                                                                                                         GARTMORE
                                            GARTMORE                      GARTMORE                         VALUE
                                           HIGH YIELD                    MILLINNIUM                    OPPORTUNITIES
                                            BOND FUND                    GROWTH FUND                       FUND
                                       Year           Year           Year           Year            Year            Year
                                       Ended          Ended          Ended          Ended           Ended           Ended
                                    October 31,    October 31,    October 31,    October 31,     October 31,     October 31,
                                       2002           2001           2002           2001            2002            2001
                                   ------------------------------------------------------------------------------------------
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income (loss). . .  $  8,460,248   $ 10,487,307      ($283,910)     ($327,976)  $       99,646   $    155,305
Net realized gains (losses) on
     investment transactions. . .   (19,169,645)   (18,776,793)    (4,610,659)   (35,493,568)      (1,093,179)       314,964
Net change in unrealized
appreciation/
     depreciation on investments.     7,123,532      5,224,576       (630,467)    (1,378,044)      (1,769,834)    (2,060,047)
                                   ------------------------------------------------------------------------------------------
Change in net assets resulting
     from operations. . . . . . .    (3,585,865)    (3,064,910)    (5,525,036)   (37,199,588)      (2,763,367)    (1,589,778)
                                   ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income . . . . . .      (206,503)      (375,079)             -              -          (48,959)       (56,851)
Net realized gains
     on investments . . . . . . .             -              -              -     (1,531,988)        (136,060)             -
DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net investment income . . . . . .       (24,154)       (22,396)             -              -           (2,418)        (1,534)
Net realized gains
     on investments . . . . . . .             -              -              -       (753,396)         (34,742)             -
DISTRIBUTIONS TO CLASS C
     SHAREHOLDERS FROM:
Net investment income . . . . . .        (1,013)      (121) (b)             -              -             (122)      (149) (b)
Net realized gains
     on investments . . . . . . .             -              -              -              -           (1,496)             -
DISTRIBUTIONS TO CLASS D
     SHAREHOLDERS FROM:
Net investment income . . . . . .             -              -              -              -                -              -
Net realized gains
     on investments . . . . . . .             -              -              -     (3,212,124)               -              -
DISTRIBUTIONS TO
     INSTITUTIONAL
     SERVICE CLASS
     SHAREHOLDERS FROM:
Net investment income . . . . . .    (8,228,578)   (10,097,288)             -              -          (65,769)       (76,053)
Net realized gains
     on investments . . . . . . .             -              -              -              -         (121,033)             -
                                   ------------------------------------------------------------------------------------------
Change in net assets from
     shareholder distributions. .    (8,460,248)   (10,494,884)             -     (5,497,508)        (410,599)      (134,587)
                                   ------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions . . . .     8,488,263     10,863,506     (2,070,305)     2,103,928        2,720,695     17,807,675
                                   ------------------------------------------------------------------------------------------
Change in net assets. . . . . . .    (3,557,850)    (2,696,288)    (7,595,341)   (40,593,168)        (453,271)    16,083,310
NET ASSETS:
Beginning of period . . . . . . .    88,934,774     91,631,062     25,717,001     66,310,169       23,735,959      7,652,649
                                   ------------------------------------------------------------------------------------------
End of period . . . . . . . . . .  $ 85,376,924   $ 88,934,774   $ 18,121,660   $ 25,717,001   $   23,282,688   $ 23,735,959
                                   ------------------------------------------------------------------------------------------


                                     GARTMORE
                                       MICRO
                                        CAP
                                      EQUITY
                                       FUND
                                      Period
                                       Ended
                                    October 31,
                                     2002 (a)
                                      ----------
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income (loss). . .       ($7,229)
Net realized gains (losses) on
     investment transactions. . .      (253,789)
Net change in unrealized
appreciation/
     depreciation on investments.       (17,161)
                                      ----------
Change in net assets resulting
     from operations. . . . . . .      (278,179)
                                      ----------
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income
Net realized gains
     on investments . . . . . . .             -
DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net investment income . . . . . .             -
Net realized gains
     on investments . . . . . . .             -
DISTRIBUTIONS TO CLASS C
     SHAREHOLDERS FROM:
Net investment income . . . . . .             -
Net realized gains
     on investments . . . . . . .             -
DISTRIBUTIONS TO CLASS D
     SHAREHOLDERS FROM:
Net investment income . . . . . .             -
Net realized gains
     on investments . . . . . . .             -
DISTRIBUTIONS TO
     INSTITUTIONAL
     SERVICE CLASS
     SHAREHOLDERS FROM:
Net investment income . . . . . .             -
Net realized gains
     on investments . . . . . . .             -
                                      ----------
Change in net assets from
     shareholder distributions. .             -
                                      ----------
Change in net assets from
     capital transactions . . . .     2,272,822
                                      ----------
Change in net assets. . . . . . .     1,994,643
NET ASSETS:
Beginning of period . . . . . . .             -
End of period . . . . . . . . . .  $  1,994,643
                                      ----------


(a) For the period from June 27, 2002 (commencement of operations) through October 31, 2001.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
See  notes  to  financial  statements.

                                                           2002 Annual Report 75

================================================================================
Concept  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  HIGH  YIELD  BOND  FUND





                                                 INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                                      NET                        NET
                                     ASSET                  REALIZED AND                                               NET
                                     VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                   BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                       OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                     PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                   ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.86         (2.04)       (1.18)       (0.86)          (0.86)  $  7.96
Year Ended October 31, 2001 . . .  $     7.96         0.84         (1.10)       (0.26)       (0.84)          (0.84)  $  6.86
Year Ended October 31, 2002 . . .  $     6.86         0.61         (0.87)       (0.26)       (0.61)          (0.61)  $  5.99
CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.80         (2.04)       (1.24)       (0.80)          (0.80)  $  7.96
Year Ended October 31, 2001 . . .  $     7.96         0.78         (1.10)       (0.32)       (0.78)          (0.78)  $  6.86
Year Ended October 31, 2002 . . .  $     6.86         0.56         (0.88)       (0.32)       (0.56)          (0.56)  $  5.98
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     8.07         0.40         (1.21)       (0.81)       (0.40)          (0.40)  $  6.86
Year Ended October 31, 2002 . . .  $     6.86         0.56         (0.87)       (0.31)       (0.56)          (0.56)  $  5.99
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.87         (1.99)       (1.12)       (0.87)          (0.87)  $  8.01
Year Ended October 31, 2001 . . .  $     8.01         0.87         (1.10)       (0.23)       (0.86)          (0.86)  $  6.92
Year Ended October 31, 2002 . . .  $     6.92         0.63         (0.88)       (0.25)       (0.63)          (0.63)  $  6.04



                                                                      RATIOS / SUPPLEMENTAL  DATA:
                                                                           RATIO OF
                                                                              NET           RATIO
                                                                          INVESTMENT     OF EXPENSES
                                                    NET       RATIO OF      INCOME        (PRIOR TO
                                                  ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                 AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                      TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                   RETURN (A)     (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)  (12.48%)(f)  $     2,804        0.95%(g)    12.35%(g)         1.15%(g)     76.93%
Year Ended October 31, 2001 . . .   (3.59)%     $     2,801        0.95%       11.10%            1.11%        83.79%
Year Ended October 31, 2002 . . .   (4.27)%     $     2,002        0.97%        9.20%            1.09%        93.27%
CLASS B SHARES
Period Ended October 31, 2000 (d)  (13.02%)(f)  $       188        1.70%(g)    13.09%(g)         3.46%(g)     76.93%
Year Ended October 31, 2001 . . .   (4.31)%     $       244        1.70%       10.35%            2.43%        83.79%
Year Ended October 31, 2002 . . .   (5.11)%     $       355        1.70%        8.46%            1.83%        93.27%
CLASS C SHARES
Period Ended October 31, 2001 (e)  (10.15%)(f)  $         5        1.70%(g)    10.05%(g)         8.58%(g)     83.79%
Year Ended October 31, 2002 . . .   (4.96)%     $        53        1.70%        8.55%            1.97%        93.27%
INSTITUTIONAL SERVICE
     CLASS SHARES
Period Ended October 31, 2000 (d)  (11.80%)(f)  $    88,639        0.70%(g)    11.46%(g)         0.83%(g)     76.93%
Year Ended October 31, 2001 . . .   (3.19)%     $    85,885        0.70%       11.30%            0.76%        83.79%
Year Ended October 31, 2002 . . .   (4.12)%     $    82,967        0.70%        9.38%            0.79%        93.27%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

76  Annual  Report  2002

================================================================================
Gartmore  Millennium  Growth  Fund







                                                 INVESTMENT  ACTIVITIES                            DISTRIBUTIONS
                                      NET                        NET
                                     ASSET                  REALIZED AND                                             NET
                                     VALUE,        NET       UNREALIZED       TOTAL                                 ASSET
                                   BEGINNING   INVESTMENT       GAINS         FROM         NET                     VALUE,
                                       OF        INCOME      (LOSSES) ON   INVESTMENT   REALIZED       TOTAL       END OF
                                     PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS   PERIOD
                                   ----------  -----------  -------------  -----------  ---------  --------------  -------
CLASS A SHARES
Period Ended October 31, 1998(d).  $    19.67       (0.03)         (1.97)       (2.00)         -               -   $ 17.67
Year Ended October 31, 1999 . . .  $    17.67       (0.03)          2.30         2.27      (0.24)          (0.24)  $ 19.70
Year Ended October 31, 2000 (e) .  $    19.70       (0.27)         10.63        10.36      (1.37)          (1.37)  $ 28.69
Year Ended October 31, 2001 . . .  $    28.69       (0.16)        (15.19)      (15.35)     (2.41)          (2.41)  $ 10.93
Year Ended October 31, 2002 . . .  $    10.93       (0.14)         (2.29)       (2.43)         -               -   $  8.50
CLASS B SHARES
Period Ended October 31, 1998 (d)  $    19.67       (0.07)         (2.06)       (2.13)         -               -   $ 17.54
Year Ended October 31, 1999 . . .  $    17.54       (0.12)          2.26         2.14      (0.24)          (0.24)  $ 19.44
Year Ended October 31, 2000 (e) .  $    19.44       (0.42)         10.59        10.17      (1.37)          (1.37)  $ 28.24
Year Ended October 31, 2001 . . .  $    28.24       (0.22)        (15.21)      (15.43)     (2.41)          (2.41)  $ 10.40
Year Ended October 31, 2002 . . .  $    10.40       (0.19)         (2.18)       (2.37)         -               -   $  8.03
CLASS C SHARES
Period Ended October 31, 2001 (f)  $    13.46       (0.07)         (2.98)       (3.05)         -               -   $ 10.41
Year Ended October 31, 2002 . . .  $    10.41       (0.19)         (2.18)       (2.37)         -               -   $  8.04
CLASS D SHARES
Year Ended October 31, 1998 (d) .  $    22.87       (0.06)          1.29         1.23      (6.49)          (6.49)  $ 17.61
Year Ended October 31, 1999 . . .  $    17.61       (0.02)          2.34         2.32      (0.24)          (0.24)  $ 19.69
Year Ended October 31, 2000 (e) .  $    19.69       (0.14)         10.57        10.43      (1.37)          (1.37)  $ 28.75
Year Ended October 31, 2001 . . .  $    28.75       (0.11)        (15.20)      (15.31)     (2.41)          (2.41)  $ 11.03
Year Ended October 31, 2002 . . .  $    11.03       (0.11)         (2.32)       (2.43)         -               -   $  8.60


                                                                 RATIOS / SUPPLEMENTAL  DATA
                                                                           RATIO OF
                                                                              NET           RATIO
                                                                          INVESTMENT     OF EXPENSES
                                                    NET       RATIO OF      INCOME        (PRIOR TO
                                                  ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                 AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                      TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                   RETURN (A)     (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                   -----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 1998(d).    (10.17%)(g)  $       305     1.23%(h)     (0.70%)(h)      2.21% (h)     46.33%
Year Ended October 31, 1999 . . .     12.98%      $     1,244      1.25%       (0.24%)          1.83%        36.58%
Year Ended October 31, 2000 (e) .     56.20%      $    22,612      1.47%       (0.95%)          1.67%       330.32%
Year Ended October 31, 2001 . . .    (57.29%)     $     6,601      1.63%       (1.00%)          2.75%       698.74%
Year Ended October 31, 2002 . . .    (22.23%)     $     4,880      1.59%       (1.27%)          2.20%       432.60%
CLASS B SHARES
Period Ended October 31, 1998 (d)    (10.83%)(g)  $       251     2.00%(h)     (1.47%)(h)       2.98% (h)    46.33%
Year Ended October 31, 1999 . . .      2.33%      $       918      2.00%       (1.01%)          2.59%        36.58%
Year Ended October 31, 2000 (e) .     55.97%      $     7,608      2.10%       (1.57%)          2.35%       330.32%
Year Ended October 31, 2001 . . .    (58.60%)     $     3,985      2.23%       (1.60%)          3.67%       698.74%
Year Ended October 31, 2002 . . .    (22.79%)     $     3,005      2.25%       (1.94%)          2.90%       432.60%
CLASS C SHARES
Period Ended October 31, 2001 (f)    (22.66%)(g)  $        52     2.23%(h)     (1.76%)(h)       4.38%(h)    698.74%
Year Ended October 31, 2002 . . .    (22.77%)     $        45      2.25%       (1.94%)          2.90%       432.60%
CLASS D SHARES
Year Ended October 31, 1998 (d) .      5.11%      $     9,022      0.93%       (0.30%)          1.57%        46.33%
Year Ended October 31, 1999 . . .     13.31%      $     9,865      1.00%       (0.09%)          1.53%        36.58%
Year Ended October 31, 2000 (e) .     56.61%      $    36,090      1.10%       (0.55%)          1.30%       330.32%
Year Ended October 31, 2001 . . .    (57.00%)     $    15,079      1.30%       (0.69%)          2.51%       698.74%
Year Ended October 31, 2002 . . .    (22.03%)     $    10,192      1.27%       (0.97%)          1.90%       432.60%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the fund were renamed Class D Shares.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 77

================================================================================
Concept  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  VALUE  OPPORTUNITIES  FUND






                                                INVESTMENT  ACTIVITIES                                DISTRIBUTIONS
                                                                             NET
                                                                        REALIZED AND
                                   NET                                   UNREALIZED       TOTAL
                              ASSET VALUE,        NET                       GAINS         FROM          NET         NET
                                BEGINNING     INVESTMENT    REDEMPTION   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED
                                OF PERIOD    INCOME (LOSS)     FEES      INVESTMENTS   ACTIVITIES     INCOME       GAINS
CLASS A SHARES
Period Ended
   October 31, 2000 (d). . .  $       10.00          0.06            -          2.38         2.44        (0.07)         -
Year Ended October 31, 2001.  $       12.37          0.10            -         (0.20)       (0.10)       (0.10)         -
Year Ended October 31, 2002.  $       12.17          0.05         0.01         (0.98)       (0.92)       (0.05)     (0.15)
CLASS B SHARES
Period Ended
   October 31, 2000 (d). . .  $       10.00          0.01            -          2.37         2.38        (0.02)         -
Year Ended October 31, 2001.  $       12.36          0.02            -         (0.20)       (0.18)       (0.02)         -
Year Ended October 31, 2002.  $       12.16         (0.03)        0.01         (0.98)       (1.00)       (0.01)     (0.15)
CLASS C SHARES
Period Ended
   October 31, 2001 (e). . .  $       13.08          0.01            -         (0.93)       (0.92)       (0.03)         -
Year Ended October 31, 2002.  $       12.13         (0.03)        0.01         (0.97)       (0.99)       (0.01)     (0.15)
INSTITUTIONAL SERVICE
   CLASS SHARES
Period Ended
   October 31, 2000 (d). . .  $       10.00          0.07            -          2.40         2.47        (0.05)         -
Year Ended October 31, 2001.  $       12.42          0.13            -         (0.19)       (0.06)       (0.12)         -
Year Ended October 31, 2002.  $       12.24          0.07         0.01         (0.98)       (0.90)       (0.07)     (0.15)



                                                NET
                                               ASSET
                                               VALUE,
                                   TOTAL       END OF        TOTAL
                               DISTRIBUTIONS   PERIOD       RETURN (A)
CLASS A SHARES
Period Ended
   October 31, 2000 (d). . .       (0.07)      $ 12.37      24.38%(f)
Year Ended October 31, 2001.       (0.10)      $ 12.17      -0.87%
Year Ended October 31, 2002.       (0.20)      $ 11.05      -7.75%
CLASS B SHARES
Period Ended
   October 31, 2000 (d). . .       (0.02)      $ 12.36      23.79%(f)
Year Ended October 31, 2001.       (0.02)      $ 12.16      -1.45%
Year Ended October 31, 2002.       (0.16)      $ 11.00      -8.39%
CLASS C SHARES
Period Ended
   October 31, 2001 (e). . .       (0.03)      $ 12.13      (7.08%)(f)
Year Ended October 31, 2002.       (0.16)      $ 10.98      -8.31%
INSTITUTIONAL SERVICE
   CLASS SHARES
Period Ended
   October 31, 2000 (d). . .       (0.05)      $ 12.42      24.72%(f)
Year Ended October 31, 2001.       (0.12)      $ 12.24      -0.49%
Year Ended October 31, 2002.       (0.22)      $ 11.12      -7.56%






                                                          RATIO OF        RATIO OF
                                                             NET          EXPENSES
                                  NET       RATIO OF     INVESTMENT      (PRIOR TO
                                ASSETS      EXPENSES    INCOME (LOSS)    REIMBURSE-
                               AT END OF   TO AVERAGE    TO AVERAGE      MENTS) TO
                                PERIOD         NET           NET          AVERAGE       PORTFOLIO
                                (000S)       ASSETS        ASSETS      NET ASSETS (B)  TURNOVER (C)
CLASS A SHARES
Period Ended
   October 31, 2000 (d). . .  $     2,460     1.35%(g)       0.62%(g)        6.59%(g)       119.39%
Year Ended October 31, 2001.  $    10,789        1.35%          0.69%           2.07%       139.75%
Year Ended October 31, 2002.  $     9,766        1.31%          0.39%           1.48%       108.62%
CLASS B SHARES
Period Ended
   October 31, 2000 (d). . .  $       751     1.95%(g)       0.10%(g)        7.70%(g)       119.39%
Year Ended October 31, 2001.  $     2,708        1.95%          0.09%           3.06%       139.75%
Year Ended October 31, 2002.  $     2,362        1.98%         -0.28%           2.22%       108.62%
CLASS C SHARES
Period Ended
   October 31, 2001 (e). . .  $       108     1.95%(g)     (0.01%)(g)        3.29%(g)       139.75%
Year Ended October 31, 2002.  $       133        1.99%         -0.30%           2.23%       108.62%
INSTITUTIONAL SERVICE
   CLASS SHARES
Period Ended
   October 31, 2000 (d). . .  $     4,441     1.00%(g)       0.98%(g)        5.99%(g)       119.39%
Year Ended October 31, 2001.  $    10,130        1.00%          1.07%           0.81%       139.75%
Year Ended October 31, 2002.  $    11,022        1.16%          0.52%           1.40%       108.62%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

78  Annual  Report  2002

================================================================================

GARTMORE  MICRO  CAP  EQUITY  FUND





                                                                  INVESTMENT  ACTIVITIES
                                                                          NET
                                                                     REALIZED AND
                                            NET                       UNREALIZED       TOTAL          NET
                                       ASSET VALUE,        NET           GAINS         FROM      ASSET VALUE,
                                         BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT      END OF         TOTAL
                                         OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES      PERIOD      RETURN (A)
CLASS A SHARES
Period Ended October 31, 2002 (d) (e)  $       10.00         (0.04)         (1.32)       (1.36)  $        8.64  (13.60%)(f)
CLASS B SHARES
Period Ended October 31, 2002 (d) . .  $       10.00         (0.06)         (1.33)       (1.39)  $        8.61  (13.90%)(f)
CLASS C SHARES
Period Ended October 31, 2002 (d) . .  $       10.00         (0.06)         (1.33)       (1.39)  $        8.61  (13.90%)(f)
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d) . .  $       10.00         (0.03)         (1.33)       (1.36)  $        8.64  (13.60%)(f)
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (d) . .  $       10.00         (0.03)         (1.33)       (1.36)  $        8.64  (13.60%)(f)



                                                       RATIOS  /  SUPPLEMENTAL  DATA:
                                                                  RATIO OF NET      RATIO OF
                                                      RATIO OF     INVESTMENT       EXPENSES
                                        NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO
                                        AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)
                                          PERIOD         NET           NET         TO AVERAGE      PORTFOLIO
                                          (000S)       ASSETS        ASSETS      NET ASSETS (B)   TURNOVER (C)
CLASS A SHARES
Period Ended October 31, 2002 (d) (e)  $        310     1.80%(g)     (1.32%)(g)         8.73%(g)        56.08%
CLASS B SHARES
Period Ended October 31, 2002 (d) . .  $         43     2.55%(g)     (2.04%)(g)         8.46%(g)        56.08%
CLASS C SHARES
Period Ended October 31, 2002 (d) . .  $         43     2.55%(g)     (2.04%)(g)         8.46%(g)        56.08%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d) . .  $         43     1.55%(g)     (1.04%)(g)         7.45%(g)        56.08%
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (d) . .  $      1,556     1.55%(g)     (1.04%)(g)         7.46%(g)        56.08%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 79

================================================================================
NOTES  TO  FINANCIAL  STATEMENTS
October  31,  2002

1.   ORGANIZATION

Gartmore Mutual Funds (the "Trust") is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust operates thirty-seven (37) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds"):

     -    Gartmore  Global Financial Services Fund ("Global Financial Services")
     -    Gartmore  Global  Health  Sciences  Fund  ("Global  Health  Sciences")
     - Gartmore Global Technology and Communications Fund ("Global Technology and Communications")
     -    Gartmore  Global  Utilities  Fund  ("Global  Utilities")
     - Gartmore Nationwide Leaders Fund ("Nationwide Leaders") (formerly known as Gartmore U.S. Leaders Fund)
     -    Gartmore  U.S.  Growth  Leaders  Fund  ("U.S.  Growth  Leaders")
     -    Gartmore  Worldwide  Leaders  Fund  ("Worldwide  Leaders")
     -    Gartmore  Emerging  Markets  Fund  ("Emerging  Markets")
     -    Gartmore  International  Growth  Fund  ("International  Growth")
     - Gartmore International Small Cap Growth Fund ("International Small Cap Growth")
     -    Gartmore  High  Yield  Bond  Fund  ("High  Yield  Bond")
     -    Gartmore  Millennium  Growth  Fund  ("Millennium  Growth")
     -    Gartmore  Value  Opportunities  Fund  ("Value  Opportunities")
     -    Gartmore  Micro  Cap  Equity  Fund  ("Micro  Cap  Equity")

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     (A)  SECURITY  VALUATION

          Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

          Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

          Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

     (B)  REPURCHASE  AGREEMENTS

          The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer'' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations.


80  Annual  Report  2002

================================================================================

          The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

     (C)  FOREIGN  CURRENCY  TRANSACTIONS

          The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     (D)  RISKS  ASSOCIATED  WITH  FOREIGN  SECURITIES  AND  CURRENCIES

          Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

          Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

     (E)  FORWARD  FOREIGN  CURRENCY  CONTRACTS

          Certain Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     (F)  FUTURES  CONTRACTS

          Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the fair value/market value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          A "sale'' of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase'' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

          Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.


                                                           2002 Annual Report 81

================================================================================

October  31,  2002

     (G)  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME

          Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

     (H)  FEDERAL  INCOME  TAXES

          It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

          The tax character of distributions paid during the fiscal year ended October 31, 2002, was as follows:



                                      DISTRIBUTIONS PAID FROM
                                                                NET LONG       TOTAL           TAX             TOTAL
                                      ORDINARY                  TERM CAPITAL   TAXABLE         EXEMPT          DISTRIBUTIONS
FUND . . . . . . . . . . . . . . . .  INCOME                    GAINS          DISTRIBUTIONS   DISTRIBUTIONS   PAID
Global Financial Services. . . . . .  $                    438  $           -  $          438  $            -  $          438
Global Health Sciences . . . . . . .                         -              -               -               -               -
Global Technology and Communications                         -              -               -               -               -
Global Utilities . . . . . . . . . .                    13,912              -          13,912               -          13,912
Nationwide Leaders . . . . . . . . .                     1,240              -           1,240               -           1,240
U.S. Growth Leaders. . . . . . . . .                         -              -               -               -               -
Worldwide Leaders. . . . . . . . . .                         -              -               -               -               -
Emerging Markets . . . . . . . . . .                         -              -               -               -               -
International Growth . . . . . . . .                         -              -               -               -               -
International Small Cap Growth . . .                         -              -               -               -               -
High Yield Bond. . . . . . . . . . .                 8,588,533              -       8,588,533               -       8,588,533
Millennium Growth. . . . . . . . . .                         -              -               -               -               -
Value Opportunities. . . . . . . . .                   117,268        293,331         410,599               -         410,599
Micro Cap Equity . . . . . . . . . .                         -              -               -               -               -

As of October 31, 2002, the components of accumulated earnings (deficit) on a tax basis was as follows:




                                                                                                     ACCUMULATED
                        UNDISTRIBUTED   UNDISTRIBUTED  UNDISTRIBUTED                                 CAPITAL AND
                          TAX EXEMPT      ORDINARY       LONG-TERM     ACCUMULATED   DISTRIBUTIONS      OTHER
FUND                        INCOME         INCOME      CAPITAL GAINS    EARNINGS        PAYABLE         LOSSES
Global Financial
   Services. . . . . .  $            -          3,984  $            -        3,984  $            -       (26,423)
Global Health Sciences               -              -               -            -               -      (586,687)
Global Technology
   and Communications.               -              -               -            -               -    (7,347,359)
Global Utilities . . .               -          8,963               -        8,963               -      (507,651)
Nationwide Leaders . .               -          3,641               -        3,641               -       (58,554)
U.S. Growth Leaders. .               -              -               -            -               -    (2,331,508)
Worldwide Leaders. . .               -              -               -            -               -    (2,246,929)
Emerging Markets . . .               -              -               -            -               -    (1,434,026)
International Growth .               -              -               -            -               -    (4,105,090)
International Small
     Cap Growth. . . .               -              -               -            -               -    (1,531,679)
High Yield Bond. . . .               -        697,445               -      697,445        (697,445)  (41,119,046)
Millennium Growth. . .               -              -               -            -               -   (40,434,797)
Value Opportunities. .               -         10,391               -       10,391               -    (1,052,042)
Micro Cap Equity . . .               -              -               -            -               -      (249,238)


                                             TOTAL
                           UNREALIZED     ACCUMULATED
                          APPRECIATION      EARNINGS
FUND                    (DEPRECIATION)*    (DEFICIT)
Global Financial
   Services. . . . . .         (299,011)     (321,450)
Global Health Sciences           56,870      (529,817)
Global Technology
   and Communications.         (178,943)   (7,526,302)
Global Utilities . . .         (336,318)     (835,006)
Nationwide Leaders . .         (216,425)     (271,338)
U.S. Growth Leaders. .          161,215    (2,170,293)
Worldwide Leaders. . .           17,745    (2,229,184)
Emerging Markets . . .         (320,525)   (1,754,551)
International Growth .         (388,407)   (4,493,497)
International Small
     Cap Growth. . . .         (650,320)   (2,181,999)
High Yield Bond. . . .       (4,500,054)  (45,619,100)
Millennium Growth. . .         (901,930)  (41,336,727)
Value Opportunities. .       (2,274,013)   (3,315,664)
Micro Cap Equity . . .          (21,712)     (270,950)

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.



82  Annual  Report  2002

================================================================================
As of October 31, 2002, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:



                                          TAX                                    NET UNREALIZED
                                        COST OF     UNREALIZED     UNREALIZED     APPRECIATION
FUND                                  SECURITIES   APPRECIATION   DEPRECIATION   (DEPRECIATION)
Global Financial Services. . . . . .  $ 2,977,590  $     133,885     ($432,931)       ($299,046)
Global Health Sciences . . . . . . .    3,770,086        152,686       (95,816)          56,870
Global Technology and Communications    3,644,467        147,964      (326,863)        (178,899)
Global Utilities . . . . . . . . . .    2,490,775         78,998      (415,412)        (336,414)
Nationwide Leaders . . . . . . . . .    2,438,668         51,332      (267,757)        (216,425)
U.S. Growth Leaders. . . . . . . . .    2,823,216        223,936       (62,721)         161,215
Worldwide Leaders. . . . . . . . . .    3,056,773        148,841      (132,140)          16,701
Emerging Markets . . . . . . . . . .    4,905,249        462,735      (783,340)        (320,605)
International Growth . . . . . . . .    5,902,917        145,424      (540,765)        (395,341)
International Small Cap Growth . . .    3,549,272         97,648      (748,102)        (650,454)
High Yield Bond. . . . . . . . . . .   90,619,230      2,300,814    (6,800,868)      (4,500,054)
Millennium Growth. . . . . . . . . .   19,257,512        960,456    (1,862,386)        (901,930)
Value Opportunities. . . . . . . . .   25,673,099      1,134,133    (3,408,146)      (2,274,013)
Micro Cap Equity . . . . . . . . . .    2,009,017        197,716      (219,428)         (21,712)

As of October 31, 2002, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any to the extent provided by the treasury regulations:




FUND                                                    AMOUNT  EXPIRES
Global Financial Services                              $    26,423  2010
Global Health Sciences                                     127,341  2009
Global Health Sciences                                     459,346  2010
Global Technology and Communications                     6,165,233  2009
Global Technology and Communications                     1,182,126  2010
Global Utilities                                           507,651  2010
Nationwide Leaders                                          58,554  2010
U.S. Growth Leaders                                      1,623,938  2009
U.S. Growth Leaders                                        707,570  2010
Worldwide Leaders                                          124,245  2008
Worldwide Leaders                                          750,343  2009
Worldwide Leaders                                        1,372,341  2010
Emerging Markets                                            51,927  2008
Emerging Markets                                           728,873  2009
Emerging Markets                                           653,226  2010
International Growth                                       460,022  2008
International Growth                                     2,694,059  2009
International Growth                                       951,009  2010
International Small Cap Growth                             965,499  2009
International Small Cap Growth                             566,180  2010
High Yield Bond                                          3,543,425  2008
High Yield Bond                                         18,776,793  2009
High Yield Bond                                         18,798,828  2010
Millennium Growth                                       35,665,417  2009
Millennium Growth                                        4,769,380  2010
Value Opportunities                                      1,052,042  2010
Micro Cap Equity                                           249,238  2010

                                                           2002 Annual Report 83

================================================================================
NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002


For the taxable year ended October 31, 2002, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:



                              QUALIFIED
FUND                       DIVIDEND INCOME
Global Financial Services                   100%
Global Utilities                            100%
Nationwide Leaders                          100%
Value Opportunities                         100%



     (I)  DISTRIBUTIONS  TO  SHAREHOLDERS

          Net investment income, if any, is declared daily and paid monthly for the High Yield Bond Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

          Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

     (J)  EXPENSES

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on total settled shares outstanding of each class for the High Yield Bond Fund and based on relative net assets of each class for all other Funds. Expenses specific to a class (such as 12b-1 and administrative services fees) are charged to that class.


84  Annual  Report  2002

================================================================================
     (K)  CAPITAL  SHARE  TRANSACTIONS

          Transactions  in  capital  shares  of  the  Funds  were  as  follows:




                                        GLOBAL                GLOBAL                          GLOBAL
                                      FINANCIAL               HEALTH                      TECHNOLOGY AND                GLOBAL
                                       SERVICES              SCIENCES                     COMMUNICATIONS               UTILITIES
                                     PERIOD ENDED    YEAR ENDED     PERIOD ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,    OCTOBER 31,
                                       2002 (A)         2001          2001 (B)           2002            2001          2002(A)
                                    ----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued .  $     757,960   $  1,846,790   $      833,585  $     1,007,143   $  1,969,367   $      753,888
     Dividends reinvested. . . . .            180              -              656                -        290,456            4,321
     Cost of shares redeemed . . .         (1,205)      (919,357)               -         (741,147)    (1,306,905)               -
                                    ----------------------------------------------------------------------------------------------
                                          756,935        927,433          834,241          265,996        952,918          758,209
                                    ----------------------------------------------------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued .        758,252         56,389          833,333          174,582        563,943          753,502
     Dividends reinvested. . . . .              -              -                -                -        144,754            2,276
     Cost of shares redeemed . . .              -         (5,009)               -         (115,522)       (85,094)               -
                                    ----------------------------------------------------------------------------------------------
                                          758,252         51,380          833,333           59,060        623,603          755,778
                                    ----------------------------------------------------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued .        750,000      56,444 (c)               -           12,155      36,213 (d)         750,000
     Dividends reinvested. . . . .              -              -                -                -              -            2,258
     Cost of shares redeemed . . .              -              -                -          (11,605)             -                -
                                    ----------------------------------------------------------------------------------------------
                                          750,000         56,444                -              550         36,213          752,258
                                    ----------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued .        750,000      1,134,534          833,333          815,980          2,888          750,000
     Dividends reinvested. . . . .            258              -            1,086                -        105,669            5,057
     Cost of shares redeemed . . .              -       (368,019)               -         (387,381)             -                -
                                    ----------------------------------------------------------------------------------------------
                                          750,258        766,515          834,419          428,599        108,557          755,057
                                    ----------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions. . . . .  $   3,015,445   $  1,801,772   $    2,501,993  $       754,205   $  1,721,291   $    3,021,302
                                    ----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . . .         75,796        212,615           83,360          318,887        245,507           75,449
     Reinvested. . . . . . . . . .             18              -               81                -         36,489              561
     Redeemed. . . . . . . . . . .           (119)      (110,724)               -         (250,629)      (189,601)               -
                                    ----------------------------------------------------------------------------------------------
                                           75,695        101,891           83,441           68,258         92,395           76,010
                                    ----------------------------------------------------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . . .         75,798          6,163           83,333           47,203         78,227           75,409
     Reinvested. . . . . . . . . .              -              -                -                -         18,277              286
     Redeemed. . . . . . . . . . .              -           (569)               -          (31,693)       (15,265)               -
                                    ----------------------------------------------------------------------------------------------
                                           75,798          5,594           83,333           15,510         81,239           75,695
                                    ----------------------------------------------------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . . .         75,000       7,115 (c)               -            3,330      7,193  (d)          75,000
     Reinvested. . . . . . . . . .              -              -                -                -              -              284
     Redeemed. . . . . . . . . . .              -              -                -           (4,077)             -                -
                                    ----------------------------------------------------------------------------------------------
                                           75,000          7,115                -             (747)         7,193           75,284
                                    ----------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued. . . . . . . . . . . .         75,000        128,673           83,334          267,045              -           75,000
     Reinvested. . . . . . . . . .             25              -              134                -         13,275              660
     Redeemed. . . . . . . . . . .              -        (44,086)               -         (130,531)             -                -
                                    ----------------------------------------------------------------------------------------------
                                           75,025         84,587           83,468          136,514         13,275           75,660
                                    ----------------------------------------------------------------------------------------------
Total change in shares . . . . . .        301,518        199,187          250,242          219,535        194,102          302,649
                                    ----------------------------------------------------------------------------------------------


(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(b) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(c) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                           2002 Annual Report 85

================================================================================
Notes  to  Financial  Statements  (Continued)
October  31,  2002




                                   NATIONWIDE           U.S. GROWTH                    WORLDWIDE
                                     LEADERS               LEADERS                      LEADERS
                                     PERIOD          YEAR           YEAR           YEAR           YEAR
                                      ENDED          ENDED          ENDED          ENDED          ENDED
                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                    2002 (A)         2002           2001           2002           2001
                                  -------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued  $ $1,287,688   $    699,590   $  1,631,560   $    639,337   $      42,673
     Dividends reinvested. . . .           580              -         77,517              -               -
     Cost of shares redeemed . .      (297,727)      (343,424)      (843,818)      (543,700)              -
                                  -------------------------------------------------------------------------
                                       990,541        356,166        865,259         95,637          42,673
                                  -------------------------------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued       354,422        164,910        597,283         26,576          18,127
     Dividends reinvested. . . .             -              -         37,374              -               -
     Cost of shares redeemed . .        (7,510)      (134,890)      (103,525)        (5,212)              -
                                  -------------------------------------------------------------------------
                                       346,912         30,020        531,132         21,364          18,127
                                  -------------------------------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued       259,408          9,220      10,306 (b)         5,950       22,114(b)
     Cost of shares redeemed . .             -            (10)             -         (4,409)              -
                                  -------------------------------------------------------------------------
                                       259,408          9,210         10,306          1,541          22,114
                                  -------------------------------------------------------------------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Proceeds from shares issued     1,533,873      1,074,088        189,783        614,293               -
     Dividends reinvested. . . .           660              -         32,513              -               -
     Cost of shares redeemed . .      (625,720)      (552,183)      (106,370)      (367,946)              -
                                  -------------------------------------------------------------------------
                                       908,813        521,905        115,926        246,347               -
                                  -------------------------------------------------------------------------
Change in net assets from
     capital transactions. . . .  $  2,505,674   $    917,301   $  1,522,623   $    364,889   $      82,914
                                  -------------------------------------------------------------------------

SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . .       123,956        106,909        196,727        113,499           6,018
     Reinvested. . . . . . . . .            62              -          9,003              -               -
     Redeemed. . . . . . . . . .       (29,784)       (58,286)      (128,378)       (98,266)              -
                                  -------------------------------------------------------------------------
                                        94,234         48,623         77,352         15,233           6,018
                                  -------------------------------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . .        34,516         25,684         71,149          4,489           2,674
     Reinvested. . . . . . . . .             -              -          4,356              -               -
     Redeemed. . . . . . . . . .          (763)       (21,982)       (15,159)          (914)              -
                                  -------------------------------------------------------------------------
                                        33,753          3,702         60,346          3,575           2,674
                                  -------------------------------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . .        25,878          1,349       1,532 (b)           958        3,139(b)
     Redeemed. . . . . . . . . .             -             (2)             -           (692)              -
                                  -------------------------------------------------------------------------
                                        25,878          1,347          1,532            266           3,139
                                  -------------------------------------------------------------------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Issued. . . . . . . . . . .       145,343        178,325         21,369        101,508               -
     Reinvested. . . . . . . . .            70              -          3,767              -               -
     Redeemed. . . . . . . . . .       (63,252)       (98,479)       (17,686)       (63,578)              -
                                  -------------------------------------------------------------------------
                                        82,161         79,846          7,450         37,930               -
                                  -------------------------------------------------------------------------
Total change in shares . . . . .       236,026        133,518        146,680         57,004          11,831
                                  -------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

86  Annual  Report  2002

================================================================================



                                                                      INTERNATIONAL                    INTERNATIONAL SMALL
                                    EMERGING MARKETS                      GROWTH                            CAP GROWTH
                                  Year             Year            Year            Year               Year              Period
                                 Ended             Ended           Ended           Ended              Ended              Ended
                              October 31,       October 31,     October 31,     October 31,        October 31,        October 31,
                                  2002             2001            2002            2001               2002             2001 (a)
                           -------------------------------------------------------------------------------------------------------
CAPITAL
     TRANSACTIONS:
CLASS A SHARES
     Proceeds from
        shares issued . .  $       2,559,508   $    102,140   $    1,926,538   $    124,976   $            990,938   $  1,262,919
     Dividends reinvested                  -            310                -              -                      -              -
     Cost of
        shares redeemed .         (1,636,863)       (26,097)      (1,845,740)       (24,646)              (877,999)             -
                           -------------------------------------------------------------------------------------------------------
                                     922,645         76,353           80,798        100,330                112,939      1,262,919
                           -------------------------------------------------------------------------------------------------------
CLASS B SHARE
     Proceeds from
        shares issued . .            179,227        255,680           60,334         41,895                 23,113      1,263,484
     Cost of
       shares redeemed. .            (28,266)       (49,481)          (9,139)        (4,367)                (1,632)        (1,373)
                           -------------------------------------------------------------------------------------------------------
                                     150,961        206,199           51,195         37,528                 21,481      1,262,111
                           -------------------------------------------------------------------------------------------------------
CLASS C SHARES
     Proceeds from
        shares issued . .              8,593      11,727 (b)           6,237      11,056 (b)                 6,569        2,125(b)
     Cost of
       shares redeemed. .             (5,606)             -           (4,133)             -                   (815)             -
                           -------------------------------------------------------------------------------------------------------
                                       2,987         11,727            2,104         11,056                  5,754          2,125
                           -------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Proceeds from
       shares issued. . .                  -              -                -              -                      -      1,250,000
     Dividends reinvested                  -            989                -              -                      -              -
                           -------------------------------------------------------------------------------------------------------
                                           -            989                -              -                      -      1,250,000
                           -------------------------------------------------------------------------------------------------------
INSTITUTIONAL
     CLASS SHARES
     Proceeds from
        shares issued . .                  -              -                -              -                      -      1,250,000
                           -------------------------------------------------------------------------------------------------------
                                           -              -                -              -                      -      1,250,000
                           -------------------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions  $       1,076,593   $    295,268   $      134,097   $    148,914   $            140,174   $  5,027,155
                           -------------------------------------------------------------------------------------------------------
SHARE
     TRANSACTIONS:
CLASS A SHARES
     Issued . . . . . . .            346,425         13,458          360,001         15,857                168,018        126,609
     Reinvested . . . . .                  -             57                -              -                      -              -
     Redeemed . . . . . .           (231,308)        (3,702)        (343,270)        (3,450)              (147,517)             -
                           -------------------------------------------------------------------------------------------------------
                                     115,117          9,813           16,731         12,407                 20,501        126,609
                           -------------------------------------------------------------------------------------------------------
CLASS B SHARES
     Issued . . . . . . .             22,917         35,071           10,157          5,843                  3,387        126,810
     Redeemed . . . . . .             (4,010)        (5,988)          (1,548)          (650)                  (250)          (192)
                           -------------------------------------------------------------------------------------------------------
                                      18,907         29,083            8,609          5,193                  3,137        126,618
                           -------------------------------------------------------------------------------------------------------
CLASS C SHARES
     Issued . . . . . . .              1,081       1,710 (b)           1,000       1,542 (b)                   952         241 (b)
     Redeemed . . . . . .               (629)             -             (649)             -                   (139)             -
                           -------------------------------------------------------------------------------------------------------
                                         452          1,710              351          1,542                    813            241
                           -------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Issued . . . . . . .                  -              -                -              -                      -        125,000
     Reinvested . . . . .                  -            181                -              -                      -              -
                           -------------------------------------------------------------------------------------------------------
                                           -            181                -              -                      -        125,000
                           -------------------------------------------------------------------------------------------------------
INSTITUTIONAL
     CLASS SHARES
     Issued . . . . . . .                  -              -                -              -                      -        125,000
                           -------------------------------------------------------------------------------------------------------
                                           -              -                -              -                      -        125,000
                           -------------------------------------------------------------------------------------------------------
Total change in shares. .            134,476         40,787           25,691         19,142                 24,451        503,468
                           -------------------------------------------------------------------------------------------------------

(a) For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                           2002 Annual Report 87

================================================================================
Notes  to  Financial  Statements  (Continued)
October  31,  2002





                                           HIGH YIELD                    MILLENNIUM                        VALUE
                                              BOND                         GROWTH                      OPPORTUNITIES
                                       Year           Year           Year           Year            Year            Year
                                       Ended          Ended          Ended          Ended           Ended           Ended
                                    October 31,    October 31,    October 31,    October 31,     October 31,     October 31,
                                       2002           2001           2002           2001            2002            2001
                                  -------------------------------------------------------------------------------------------
CAPITAL
TRANSACTIONS:
CLASS A SHARES
     Proceeds from
       shares issued. . . . . . .  $  1,271,594   $  1,373,766   $ 13,206,448   $  9,930,762   $    7,912,562   $ 10,508,867
     Proceeds from
        shares issued
       in  connection with merger             -              -              -              -                -      7,329,504
     Dividends reinvested . . . .       207,420        367,871              -      1,525,709          182,684         55,917
     Cost of shares redeemed. . .    (2,018,887)    (1,245,261)   (13,398,898)   (15,353,713)      (7,877,056)    (8,941,947)
                                  -------------------------------------------------------------------------------------------
                                       (539,873)       496,376       (192,450)    (3,897,242)         218,190      8,952,341
                                  -------------------------------------------------------------------------------------------
CLASS B SHARES
     Proceeds from
        shares issued . . . . . .       208,860        124,053        681,157      2,897,478          740,913      1,103,617
     Proceeds from
        shares issued
       in  connection with merger             -              -              -              -                -      1,287,934
     Dividends reinvested . . . .        11,715          8,709              -        713,509           36,879          1,508
     Cost of shares redeemed. . .       (66,638)       (43,450)      (741,182)    (1,277,420)        (890,048)      (238,124)
                                  -------------------------------------------------------------------------------------------
                                        153,937         89,312        (60,025)     2,333,567         (112,256)     2,154,935
                                  -------------------------------------------------------------------------------------------
CLASS C SHARES
     Proceeds from
        shares issued . . . . . .        53,673        4,817(b)        15,182       64,605(b)          70,023     121,396 (b)
     Dividends reinvested . . . .           659          81 (b)             -              -            1,617          149(b)
     Cost of shares redeemed. . .        (3,107)             -         (7,940)      (273) (b)         (30,189)             -
                                  -------------------------------------------------------------------------------------------
                                         51,225          4,898          7,242         64,332           41,451        121,545
                                  -------------------------------------------------------------------------------------------
CLASS D SHARES
     Proceeds from
        shares issued . . . . . .             -              -        814,520      5,691,425                -              -
     Dividends reinvested . . . .             -              -              -      3,201,221                -              -
     Cost of shares redeemed. . .             -              -     (2,639,592)    (5,289,375)               -              -
                                  -------------------------------------------------------------------------------------------
                                              -              -     (1,825,072)     3,603,271                -              -
                                  -------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Proceeds from
        shares issued . . . . . .       700,743              -              -              -        7,395,551      9,261,737
     Dividends reinvested . . . .     8,347,627     10,272,920              -              -          164,892         62,478
     Cost of shares redeemed. . .      (225,396)             -              -              -       (4,987,133)    (2,745,361)
                                  -------------------------------------------------------------------------------------------
                                      8,822,974     10,272,920              -              -        2,573,310      6,578,854
                                  -------------------------------------------------------------------------------------------
INSTITUTIONAL
   CLASS SHARES
     Proceeds from
        shares issued . . . . . .             -              -              -              -                -              -
                                  -------------------------------------------------------------------------------------------
                                              -              -              -              -                -              -
                                  -------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions . . . .  $  8,488,263   $ 10,863,506    ($2,070,305)  $  2,103,928   $    2,720,695   $ 17,807,675
                                  -------------------------------------------------------------------------------------------
SHARE
   TRANSACTIONS:
CLASS A SHARES
     Issued . . . . . . . . . . .       199,181        181,683      1,256,053        635,390          599,011        808,053
     Issued in connection
       with merger. . . . . . . .             -              -              -              -                -        554,443
     Reinvested . . . . . . . . .        30,906         48,882              -         76,433           14,142          4,432
     Redeemed . . . . . . . . . .      (304,053)      (174,734)    (1,285,516)      (896,303)        (615,686)      (679,178)
                                  -------------------------------------------------------------------------------------------
                                        (73,966)        55,831        (29,463)      (184,480)          (2,533)       687,750
                                  -------------------------------------------------------------------------------------------
CLASS B SHARES
     Issued . . . . . . . . . . .        32,180         16,501         67,781        167,633           57,262         82,561
     Issued in connection
       with merger. . . . . . . .             -              -              -              -                -         97,589
     Reinvested . . . . . . . . .         1,775          1,170              -         36,682            2,852            121
     Redeemed . . . . . . . . . .       (10,158)        (5,762)       (76,927)       (90,573)         (68,176)       (18,280)
                                  -------------------------------------------------------------------------------------------
                                         23,797         11,909         (9,146)       113,742           (8,062)       161,991
                                  -------------------------------------------------------------------------------------------
CLASS C SHARES
     Issued . . . . . . . . . . .         8,532         661 (b)         1,439       5,021 (b)           5,297       8,899 (b)
     Reinvested . . . . . . . . .           101          12 (b)             -              -              125          11 (b)
     Redeemed . . . . . . . . . .          (452)             -           (886)       (22) (b)          (2,213)             -
                                  -------------------------------------------------------------------------------------------
                                          8,181            673            553          4,999            3,209          8,910
                                  -------------------------------------------------------------------------------------------
CLASS D SHARES
     Issued . . . . . . . . . . .             -              -         76,945        302,509                -              -
     Reinvested . . . . . . . . .             -              -              -        160,525                -              -
     Redeemed . . . . . . . . . .             -              -       (258,845)      (351,934)               -              -
                                  -------------------------------------------------------------------------------------------
                                              -              -       (181,900)       111,100                -              -
                                  -------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Issued . . . . . . . . . . .       107,379              -              -              -          551,980        680,506
     Reinvested . . . . . . . . .     1,240,448      1,354,755              -              -           12,684          4,952
     Redeemed . . . . . . . . . .       (35,623)             -              -              -         (400,810)      (215,447)
                                  -------------------------------------------------------------------------------------------
                                      1,312,204      1,354,755              -              -          163,854        470,011
                                  -------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
     SHARES
     Issued . . . . . . . . . . .             -              -              -              -                -              -
                                  -------------------------------------------------------------------------------------------
                                              -              -              -              -                -              -
                                  -------------------------------------------------------------------------------------------
Total change in shares. . . . . .     1,270,216      1,423,168       (219,956)        45,361          156,468      1,328,662
                                  -------------------------------------------------------------------------------------------


                                       MICRO
                                        CAP
                                      EQUITY
                                      Period
                                       Ended
                                    October 31,
                                     2002 (a)
                                   --------------
CAPITAL
TRANSACTIONS:
CLASS A SHARES
     Proceeds from
       shares issued. . . . . . .  $     322,822
     Proceeds from
        shares issued
       in  connection with merger              -
     Dividends reinvested . . . .              -
     Cost of shares redeemed
                                   --------------
                                         322,822
                                   --------------
CLASS B SHARES
     Proceeds from
        shares issued . . . . . .         50,000
     Proceeds from
        shares issued
       in  connection with merger              -
     Dividends reinvested . . . .              -
     Cost of shares redeemed. . .              -
                                   --------------
                                          50,000
                                   --------------
CLASS C SHARES
     Proceeds from
        shares issued . . . . . .         50,000
     Dividends reinvested . . . .              -
     Cost of shares redeemed. . .              -
                                   --------------
                                          50,000
                                   --------------
CLASS D SHARES
     Proceeds from
        shares issued . . . . . .              -
     Dividends reinvested . . . .              -
     Cost of shares redeemed. . .              -
                                   --------------
                                               -
                                   --------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Proceeds from
        shares issued . . . . . .         50,000
     Dividends reinvested . . . .              -
     Cost of shares redeemed. . .              -
                                   --------------
                                          50,000
                                   --------------
INSTITUTIONAL
   CLASS SHARES
     Proceeds from
        shares issued . . . . . .      1,800,000
                                       1,800,000
                                   --------------
Change in net assets from
     capital transactions . . . .  $   2,272,822
                                   --------------
SHARE
   TRANSACTIONS:
CLASS A SHARES
     Issued . . . . . . . . . . .         35,831
     Issued in connection
       with merger. . . . . . . .              -
     Reinvested . . . . . . . . .              -
     Redeemed . . . . . . . . . .              -
                                   --------------
                                          35,831
                                   --------------
CLASS B SHARES
     Issued . . . . . . . . . . .          5,000
     Issued in connection
       with merger. . . . . . . .              -
     Reinvested . . . . . . . . .              -
                                   --------------
     Redeemed . . . . . . . . . .              -
                                           5,000
                                   --------------
CLASS C SHARES
     Issued . . . . . . . . . . .          5,000
     Reinvested . . . . . . . . .              -
     Redeemed . . . . . . . . . .              -
                                   --------------
                                           5,000
                                   --------------
CLASS D SHARES
     Issued . . . . . . . . . . .              -
     Reinvested . . . . . . . . .              -
     Redeemed . . . . . . . . . .              -
                                   --------------
                                               -
                                   --------------
INSTITUTIONAL SERVICE
     CLASS SHARES
     Issued . . . . . . . . . . .          5,000
     Reinvested . . . . . . . . .              -
     Redeemed . . . . . . . . . .              -
                                   --------------
                                           5,000
                                   --------------
INSTITUTIONAL CLASS
     SHARES
     Issued . . . . . . . . . . .        180,000
                                   --------------
                                         180,000
                                   --------------
Total change in shares. . . . . .        230,831
                                   --------------

(a) For the period from June 27, 2002 (commencment of operations) through October 31, 2002.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


88  Annual  Report  2002

================================================================================
3.   TRANSACTIONS  WITH  AFFILIATES

     Under  the  terms  of  the  Investment Advisory Agreements, Gartmore Global
     Asset Management Trust ("GGAMT") or Gartmore Mutual Fund Capital Trust ("GMF") manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), a holding company. GGI is a wholly owned subsidiary of GGAMT. GGAMT is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. GMF and GGAMT also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser, if applicable, for the Funds it advises. The subadvisers manage each of their respective Fund's investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:


FUND                                  ADVISER                               SUBADVISER
Global Financial Services. . . . . .  GGAMT    Gartmore Global Partners(a)
Global Health Sciences . . . . . . .  GMF      n/a
Global Technology and Communications  GMF      n/a
Global Utilities . . . . . . . . . .  GGAMT    Gartmore Global Partners(a)
Nationwide Leaders . . . . . . . . .  GMF      n/a
U.S. Growth Leaders. . . . . . . . .  GMF      n/a
Worldwide Leaders. . . . . . . . . .  GGAMT    Gartmore Global Partners(a)
Emerging Markets . . . . . . . . . .  GGAMT    Gartmore Global Partners(a)
International Growth . . . . . . . .  GGAMT    Gartmore Global Partners(a)
International Small Cap Growth . . .  GGAMT    Gartmore Global Partners(a)
High Yield Bond. . . . . . . . . . .  GMF      n/a
Millennium Growth. . . . . . . . . .  GMF      n/a
Value Opportunities. . . . . . . . .  GMF      NorthPointe Capital, LLC(a)
Micro Cap Equity . . . . . . . . . .  GMF      n/a


(a)  Affiliate  of  GMF  and  GGAMT.



                                                           2002 Annual Report 89

================================================================================
NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002

Under the terms of the Investment Advisory Agreements, each Fund pays their respective adviser an investment advisory fee based on that Fund's average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the year ended October 31, 2002:



                                                                  TOTAL    FEES      PAID TO
FUND                                         FEE SCHEDULE         FEES   RETAINED   SUBADVISER
Global Financial Services . . . . . .  All Assets                 1.00%      0.50%        0.50%
Global Health Sciences. . . . . . . .  All Assets                 1.00%      1.00%           -
Global Technology and Communications.  All Assets                 0.98%      0.98%           -
Global Utilities. . . . . . . . . . .  All Assets                 0.80%      0.40%        0.40%
Nationwide Leaders. . . . . . . . . .  Up to $500 million         0.90%      0.90%           -
                                       On the next $1.5 billion   0.80%      0.80%           -
                                       On $2 billion and more     0.75%      0.75%           -
U.S. Growth Leaders(a). . . . . . . .  Up to $500 million         0.90%      0.90%           -
                                       On the next $1.5 billion   0.80%      0.80%           -
                                       On $2 billion and more     0.75%      0.75%           -
Worldwide Leaders . . . . . . . . . .  All Assets                 1.00%      0.50%        0.50%
Emerging Markets. . . . . . . . . . .  All Assets                 1.15%     0.575%       0.575%
International Growth. . . . . . . . .  All Assets                 1.00%      0.50%        0.50%
International Small Cap Growth. . . .  All Assets                 1.10%      0.55%        0.55%
High Yield Bond . . . . . . . . . . .  Up to $250 million         0.55%      0.55%           -
                                       On the next $750 million  0.525%     0.525%           -
                                       On the next $1 billion     0.50%      0.50%           -
                                       On the next $3 billion    0.475%     0.475%           -
                                       On $5 billion and more     0.45%      0.45%           -
Millennium Growth . . . . . . . . . .  Up to $250 million         1.03%      1.03%           -
                                       On the next $750 million   1.00%      1.00%           -
                                       On the next $1 billion     0.97%      0.97%           -
                                       On the next $3 billion     0.94%      0.94%           -
                                       On $5 billion and more     0.91%      0.91%           -
Value Opportunities . . . . . . . . .  Up to $250 million         0.70%         -         0.70%
                                       On the next $750 million  0.675%         -        0.675%
                                       On the next $1 billion     0.65%         -         0.65%
                                       On the next $3 billion    0.625%         -        0.625%
                                       On $5 billion and more     0.60%         -         0.60%
Micro Cap Equity. . . . . . . . . . .  All Assets                 1.25%       1.25%          -


(a) The U.S. Growth Leaders fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:





                              FEE
FEE SCHEDULE              ADJUSTMENT
Up to $500 million . . .    +/- 0.22%
On the next $1.5 billion    +/- 0.18%
On $2 billion and more .    +/- 0.16%



90  Annual  Report  2002

================================================================================
Effective July 1, 2002, GMF or GGAMT, where applicable, and the Funds have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below until at least July 1, 2003:


FUND                                            EXPENSE CAPS             AMOUNT
Global Financial Services                           All Classes          1.40%
Global Health Sciences                              All Classes          1.25%
Global Technology and Communications                All Classes          1.40%
Global Utilities                                    All Classes          1.20%
Nationwide Leaders                                  All Classes          1.20%
U.S. Growth Leaders                                 All Classes          1.30%
Worldwide Leaders                                   All Classes          1.40%
Emerging Markets                                    All Classes          1.55%
International Growth                                All Classes          1.40%
International Small Cap Growth                      All Classes          1.37%
High Yield Bond                                     All Classes          0.70%
Millennium Growth                                   All Classes          1.20%
Value Opportunities                                 All Classes          1.00%
Micro Cap Equity                                    All Classes          1.55%


Prior to July 1, 2002, GMF or GGAMT, where applicable, and the Funds had entered into Expense Limitation Agreements limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below:




                                                                        EXPENSE CAPS
                                                                                      INSTITUTIONAL   INSTITUTIONAL
                                            CLASS A     CLASS B   CLASS C   CLASS D      SERVICE          CLASS
FUND                                        SHARES       SHARES    SHARES    SHARES    CLASS SHARES       SHARES
Global Financial Services . . . . . . .          1.70%     2.30%     2.30%     n/a         1.40%          n/a
Global Health Sciences(a) . . . . . . .          1.75%     2.35%     2.35%     n/a         1.25%          n/a
Global Technology and Communications(a)          1.73%     2.33%     2.33%     n/a         1.40%          n/a
Global Utilities. . . . . . . . . . . .          1.50%     2.10%     2.10%     n/a         1.20%          n/a
Nationwide Leaders. . . . . . . . . . .          1.20%     1.20%     1.20%     n/a         1.20%          n/a
U.S. Growth Leaders(a). . . . . . . . .          1.60%     2.20%     2.20%     n/a         1.30%          n/a
Worldwide Leaders(a). . . . . . . . . .          1.75%     2.35%     2.35%     n/a         1.42%          n/a
Emerging Markets(a) . . . . . . . . . .          2.15%     2.75%     2.75%     n/a         1.82%          n/a
International Growth(a) . . . . . . . .          1.85%     2.45%     2.45%     n/a         1.52%          n/a
International Small Cap Growth(a) . . .          1.85%     2.45%     2.45%     n/a         1.52%          1.37%
High Yield Bond(a). . . . . . . . . . .          0.95%     1.70%     1.70%     n/a         0.70%          n/a
Millennium Growth(a). . . . . . . . . .          1.63%     2.23%     2.23%     1.30%        n/a           n/a
Value Opportunities(a). . . . . . . . .          1.35%     1.95%     1.95%     n/a         1.00%          n/a

     (a) Prior to March 1, 2002, these expense limitations included Rule 12b-1 and administrative services fees.

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by them pursuant to the Expense Limitation Agreements at a later date not to exceed five years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the year ended October 31, 2002, the cumulative potential reimbursements were as follows:

                                                           2002 Annual Report 91

================================================================================
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
October  31,  2002



FUND                                   AMOUNT        EXPIRES
Global Financial Services. . . . . .  $ 53,563  December 18, 2006
Global Health Sciences . . . . . . .   147,688  December 29, 2005
Global Technology and Communications   348,345  June 30, 2005
Global Utilities . . . . . . . . . .    54,741  December 18, 2006
Nationwide Leaders . . . . . . . . .    62,850  December 28, 2006
U.S. Growth Leaders. . . . . . . . .   291,871  June 30, 2005
Worldwide Leaders. . . . . . . . . .   226,672  August 30, 2005
Emerging Markets . . . . . . . . . .   207,899  August 30, 2005
International Growth . . . . . . . .   226,686  August 30, 2005
International Small Cap Growth . . .   242,383  December 21, 2005
High Yield Bond. . . . . . . . . . .   249,030  December 29, 2004
Value Opportunities. . . . . . . . .   364,053  December 29, 2004
Micro Cap Equity . . . . . . . . . .    39,232  June 27, 2007

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. ("GDSI"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B and Class C shares of the Funds. Prior to October 1, 2002, Nationwide Securities, Inc. ("NSI") served as the Funds' Distributor. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares and 1.00% for Class B and Class C shares.

Pursuant to an Underwriting Agreement, GDSI (NSI prior to October 1, 2002) serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges ("CDSCs") ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2002, NSI and GDSI received commissions of $160,060 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $142,441 was reallowed to affiliated broker-dealers of the Funds.

The  Funds  (except  for the High Yield Bond Fund) assess a 2.00% (1.50% for the
Millennium Growth, Value Opportunities and Micro Cap Equity Funds) redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the Nationwide Leaders and U.S. Growth Leaders Funds). The redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the year ended October 31, 2002 the Value Opportunities Fund had contributions to capital in the amount $27,133 due to collection fees.

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides for various administrative and accounting services. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. Effective December 1, 2001, the fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.


92  Annual  Report  2002

================================================================================



COMBINED FEE SCHEDULE*
Up to $1 billion . . . . . . . . . . .  0.25%
1 billion and more up to $3 billion .  0.18%
3 billion and more up to $4 billion .  0.14%
4 billion and more up to $5 billion .  0.07%
5 billion and more up to $10 billion.  0.04%
10 billion and more up to $12 billion  0.02%
12 billion or more. . . . . . . . . .  0.01%



* The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds ("Investor Destinations Funds") are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not directly pay any part of this fee.

Prior to December 1, 2001, the fees under the Fund Administration Agreement were calculated for each Fund based on the fee schedule below:
Fund  Administration  Fee  Schedule*


Up to $250 million . . .  0.07%
On the next $750 million  0.05%
On $1 billion and more .  0.04%

* The Fund Administration fee for all Funds except Millennium Growth was subject to a minimum of $75,000 per Fund per year.

Prior to December 1, 2001, GISI received fees at $20 per account for Class A, Class B, Class C and Class D shares and 0.01% of the average daily net assets of the Institutional Class and Institutional Service Class shares of each of the applicable Funds.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D and Institutional
Service  Class  of  shares  of  each  of  the  applicable  Funds.

As of October 31, 2002, the advisers or affiliates of the advisers directly held the percentage indicated of the shares outstanding of the applicable Fund:




FUND                                  % OF SHARES OUTSTANDING OWNED
Global Financial Services                                   100%
Global Health Sciences                                       56%
Global Technology and Communications                         45%
Global Utilities                                            100%
Nationwide Leaders                                           42%
U.S. Growth Leaders                                          39%
Worldwide Leaders                                            87%
Emerging Markets                                             74%
International Growth                                         95%
International Small Cap Growth                               95%
High Yield Bond                                              49%
Micro Cap Equity                                             87%

                                                           2002 Annual Report 93

================================================================================
NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002


     As a result of certain trading errors that occurred in April of 2002, the Global Technology and Communications Fund was reimbursed $29,920 by GMF to offset losses realized on the disposal of investments.

4.   BANK  LOANS

     The Trust currently has an unsecured bank line of credit of $50,000,000 with Fifth Third Bank. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the agreement. Worldwide Leaders Fund had outstanding borrowings of $105,270 as of October 31, 2002.

5.   INVESTMENT  TRANSACTIONS

     Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002, are summarized as follows:




FUND                                   PURCHASES    SALES
Global Financial Services. . . . . .  $ 5,842,424  $  2,888,868
Global Health Sciences . . . . . . .   25,919,698    24,328,356
Global Technology and Communications   33,741,809    32,688,508
Global Utilities . . . . . . . . . .    6,506,584     3,508,158
Nationwide Leaders . . . . . . . . .    3,532,181     1,133,406
U.S. Growth Leaders. . . . . . . . .   22,497,398    21,716,493
Worldwide Leaders. . . . . . . . . .   15,316,484    14,871,486
Emerging Markets . . . . . . . . . .    3,718,839     2,444,183
International Growth . . . . . . . .   14,301,743    13,684,798
International Small Cap Growth . . .    4,599,163     4,611,613
High Yield Bond. . . . . . . . . . .   91,423,956    79,943,293
Millennium Growth. . . . . . . . . .   99,081,399   101,242,993
Value Opportunities. . . . . . . . .   29,977,817    27,049,573
Micro Cap Equity . . . . . . . . . .    3,129,380       953,596



6.   PORTFOLIO  INVESTMENT  RISKS

     CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.


94  Annual  Report  2002

================================================================================
REPORT  OF  INDEPENDENT  ACCOUNTANTS


TO  THE  BOARD  OF  TRUSTEES  AND  SHAREHOLDERS  OF  GARTMORE  MUTUAL  FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Utilities Fund, Gartmore Nationwide Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore International Small Cap Growth Fund, Gartmore High Yield Bond Fund, Gartmore Millennium Growth Fund, Gartmore Value Opportunities Fund, and Gartmore Micro Cap Equity Fund (fourteen series of Gartmore Mutual Funds, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period ended October 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds for the periods ended on or before October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS  LLP
PHILADELPHIA,  PENNSYLVANIA
DECEMBER  17,  2002


                                                           2002 Annual Report 95

================================================================================
SHAREHOLDER  MEETING  (UNAUDITED)
October  31,  2002

On December 27, 2001 a Special Meeting of the shareholders of the Gartmore Worldwide Leaders Fund (the "Fund") was held. The purpose of the meeting was to amend the fundamental investment policy of the Fund regarding diversification to change the Fund from a diversified to a non-diversified fund. The vote tabulations relating to this matter are as follows:



FOR      AGAINST  ABSTAIN
500,712        -        -


96  Annual  Report  2002

================================================================================
MANAGEMENT  INFORMATION  (UNAUDITED)

TRUSTEES  WHO  ARE  NOT  INTERESTED  PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS
OCTOBER  31,  2002




                                                                                                             NUMBER
                                                TERM OF                                                        OF        OTHER
                                              OFFICE WITH                                                  PORTFOLIOS  DIRECTOR-
                                                TRUST -                        PRINCIPAL                    IN FUND      SHIPS
NAME,                         POSITION(S)       LENGTH                       OCCUPATION(S)                  COMPLEX      HELD
ADDRESS,                         HELD           OF TIME                       DURING PAST                   OVERSEEN      BY
AND AGE                        WITH FUND        SERVED1                         5 YEARS                    BY TRUSTEE  TRUSTEE2
-------------------------------------------------------------------------------------------------------------------------------
Charles E. Allen . . . . . .  Trustee      Since              Mr. Allen is Chairman, Chief Executive               78  None
8162 E. Jefferson Ave., #15B               July 2000          Officer and President of Graimark Realty
Detroit, MI 48214                                             Advisors, Inc. (real estate development,
Age 54                                                        investment and asset management).

Paula H.J. Cholmondeley. . .  Trustee      Since              Ms. Cholmondeley is Vice President                   78  None
c/o Sappi Fine Paper                       July 2000          and General Manager of Special Products
225 Franklin Street                                           at Sappi Fine Paper North America. Prior
Boston, MA 02110                                              to 1998, she held various positions with
Age 55                                                        Owens Corning, including Vice President
                                                              and General Manager of the Residential
                                                              Insulation Division (1997 to 1998),

C. Brent DeVore. . . . . . .  Trustee      Since              Dr. DeVore is President of                           78  None
111 N. West Street                         May 1998           Otterbein College.
Westerville, OH 43081
Age 61

Robert M. Duncan . . . . . .  Trustee      Since              Since 1999, Mr. Duncan has worked as an              78  None
1397 Haddon Road                           April 1997         arbitration and mediation consultant.
Columbus, OH 43209                                            From 1996 to 1999, he was Commissioner
Age 74                                                        of the Ohio Elections Commission.

Barbara L. Hennigar. . . . .  Trustee      Since              Retired; Ms. Hennigar is the former                  78  None
6363 So. Sicily Way                        July 2000          Chairman of OppenheimerFunds Services
Aurora, CO 80016                                              and Shareholder Services Inc. Ms. Hennigar
Age 66                                                        held this position from October 1999 to
                                                              June, 2000.  Prior to that, she served as
                                                              President and Chief Executive

Thomas J. Kerr, IV . . . . .  Trustee      Since              Dr. Kerr is President Emeritus of                    78  None
4890 Smoketalk Lane                        June 1981          Kendall College.
Westerville, OH 43081
Age 68

Douglas F. Kridler . . . . .  Trustee      Since              Mr. Kridler is the President and                     78  None
2355 Brixton Road                          September 1997     Chief Executive Officer of the Columbus
Columbus, OH 43221                                            Foundation (a foundation which manages
Age 47                                                        over 1,000 individual endowment funds).
                                                              Prior to January 31, 2002, Mr. Kridler
                                                              was the President of the Columbus
                                                              Association for the Performing Arts
                                                              and Chairman of the Greater Columbus
                                                              Convention and Visitors Bureau.

David C. Wetmore . . . . . .  Trustee      Since              Mr. Wetmore is the Managing Director of            78 3  None
26 Turnbridge Drive                        May 1998           Updata Capital, Inc., a venture
Long Cove Plantation                                          capital firm.
Hilton Head, SC 29928
Age 54

                                                           2002 Annual Report 97

================================================================================
Management  Information  (Unaudited)


Trustees and Officers who are Interested Persons (as defined in the 1940 Act) of the Funds
October  31,  2002




                                                                                                              NUMBER
                                          TERM OF                                                               OF        OTHER
                                        OFFICE WITH                                                         PORTFOLIOS  DIRECTOR-
                                          TRUST -                           PRINCIPAL                        IN FUND      SHIPS
NAME,                   POSITION(S)       LENGTH                          OCCUPATION(S)                      COMPLEX      HELD
ADDRESS,                   HELD           OF TIME                          DURING PAST                       OVERSEEN      BY
AND AGE                  WITH FUND        SERVED1                            5 YEARS                        BY TRUSTEE  TRUSTEE2
--------------------------------------------------------------------------------------------------------------------------------
Joseph J. Gasper . . .  Trustee      Since              Mr. Gasper is a Director, President                         78  None
Nationwide Insurance                 September  1997    and Chief Operating Officer of Nationwide
One Nationwide Plaza                                    Financial Services, Inc.* (since December
1-37-06                                                 1996) and of Nationwide Life and Annuity
Columbus, OH 43215                                      Insurance Company* and Nationwide Life
Age 59                                                  Insurance Company* (since April 1996).
                                                        Mr. Gasper is also Vice Chairman of the
                                                        Board of Directors of the managing
                                                        unitholder of GGAMT* and GMF.*

Paul J. Hondros. . . .  Trustee      Since              Mr. Hondros is President and Chief                        78 3  None
Gartmore Global. . . .  And          July 2000          Executive Officer of Gartmore
Investments, Inc.. . .  Chairman                        Distribution Services, Inc. (
1200 River Road                                         Gartmore Investors Services, Inc.*,
Conshohocken, PA 19428                                  Gartmore Morley Capital Management,
                                                        Inc.*, Gartmore Morley Financial Services,
                                                        Inc.,* NorthPointe Capital, LLC*,  GGAMT*,
                                                        GGI*, GMF*, and GSA* and a Director of
                                                        Nationwide Securities, Inc.* as well as
                                                        several entities within Nationwide Financial
                                                        Services, Inc.* Prior to that, Mr. Hondros
                                                        served as President and Chief Operations
                                                        Officer of Pilgrim Baxter and Associates, Ltd.,
                                                        an investment management firm, and its affiliated
                                                        investment management arm, Pilgrim Baxter Value
                                                        Investors, Inc. and as Executive Vice President
                                                        to the PBHG Funds, PBHG Insurance Series Funds
                                                        and PBHG Adviser Funds.

Arden L. Shisler . . .  Trustee      Since              Mr. Shisler is President and Chief Executive                78  None
1356 North Wenger Rd.                February 2000      Officer of K&B Transport, Inc., a trucking
Dalton, OH 44618                                        firm, Chairman of the Board for Nationwide
Age 60                                                  Mutual Insurance Company* and a Director
                                                        of Nationwide Financial Services, Inc.*

Gerald J. Holland. . .  Treasurer    Since              Mr. Holland is Senior Vice President -                      78  None
Gartmore Global                      March 2001         Chief Administrative Officer for GGI*,
Investments, Inc.                                       GMF*, GSA* and GDSI.*   From July 2000
1200 River Road                                         to March 2002 he was Senior Vice President -
Conshohocken, PA 19428                                  Operations for GGI, GMF and GSA. Prior to
Age 51                                                  July 2000, he was Vice President for First
                                                        Data Investor Services, an investment
                                                        company service provider.

Kevin S. Crossett. . .  Secretary    Since              Mr. Crossett is Vice President, Associate                   78  None
Gartmore Global                      December  2000     General Counsel for GGI,* GMF,* GSA,* GDSI,*
Investments, Inc.                                       Nationwide Financial Services, Inc.* and
1200 River Road                                         other Nationwide Insurance entities.* From
Conshohocken, PA 19428                                  June 2000 to December 2000, he was Assistant
Age 41                                                  Secretary to the Funds.*  Prior to 1999, he
                                                        was Vice President, Senior Counsel and
                                                        Director of Compliance for Merrill Lynch,
                                                        Pierce, Fenner & Smith, Inc.

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr. Wetmore serves as an independent member, and Mr. Hondros serves as a member, of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").
* This position is held with an affiliated person or principal underwriter of the Funds.


98  Annual  Report  2002

================================================================================
                                                           99 Annual Report 2002

================================================================================
100  Annual  Report  2002

================================================================================
                                                          101 Annual Report 2002

================================================================================
Asset allocation is widely regarded as the key strategy for investment success. That's because diversifying your investments among various asset classes helps to mitigate risk potential and can increase the return potential of your overall portfolio. In fact, studies have shown that more than 90% of the variability of returns associated with an overall portfolio across time is driven by the power of asset allocation.*

At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.


1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.
2. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets.
3. Small-cap stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.
4. High-yield funds are typically subject to greater risk and price volatility than funds that invest in higher-rated debt securities.
5. While the fund invests primarily in securities of the U.S. government and its agencies, the fund's value is not guaranteed by these entities.
6. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market fund. 7. For some investors, income from the fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.
* Sources: Ibbotson and Kaplan, "Does Asset Allocation Policy Explain 40, 90, or 100 Percent of Performance?", Financial Analysts Journal (January/February 2000); Brinson Hood Beebower Study (1991).


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
GARTMORE FUNDS                                                         PRSRT STD
                                                               U.S. POSTAGE PAID
                                                                 PERMIT NO. 1235
                                                                  NEW YORK, N.Y.
1200 RIVER ROAD
CONSHOHOCKEN, PA 19428
888-223-2116

WWW.GARTMOREFUNDS.COM

GARTMORE FUNDS SHAREHOLDER SERVICES:
800-848-0920

GG-0147 12/02